                                                                              Execution Copy

                   CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                         Depositor

                                DLJ MORTGAGE CAPITAL, INC.,

                                           Seller

                                 FREMONT INVESTMENT & LOAN,

                                          Servicer

                                  WELLS FARGO BANK, N.A.,

                                      Back-Up Servicer

                                  THE MURRAYHILL COMPANY,

                                    Credit Risk Manager

                                            and

                              U.S. BANK NATIONAL ASSOCIATION,

                                          Trustee

                              POOLING AND SERVICING AGREEMENT

                                 Dated as of August 1, 2004

                CSFB HOME EQUITY PASS-THROUGH CERTIFICATES, SERIES 2004-FRE1

                                             v

                                             i

                                     Table of Contents

ARTICLE II     CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES.45

      SECTION 2.01      Conveyance of Mortgage Loans........................45

      SECTION 2.02      Acceptance by the Trustee of the Mortgage Loans.....47

      SECTION 2.03      Representations and Warranties of the Seller, the
                        Servicer and the Back-Up Servicer...................49

      SECTION 2.04      Representations and Warranties of the Depositor
                        as to the Mortgage Loans............................52

      SECTION 2.05      Delivery of Opinion of Counsel in Connection with

      SECTION 2.09      Conveyance of Pooling REMIC Regular Interests,
                        Subsidiary REMIC Regular Interests and Intermediate
                        REMIC Regular Interests and Acceptance of Master
                        REMIC, Respectively, by the Trustee;

      SECTION 3.02      Subservicing; Enforcement of the Obligations

      SECTION 3.06      Collections on Mortgage Loans; Collection Account;
                        Certificate Account.................................58

      SECTION 3.07      Establishment of and Deposits to Escrow Accounts;
                        Permitted Withdrawals from Escrow Accounts; Payments
                        of Taxes, Insurance and Other Charges...............61

      SECTION 3.08      Access to Certain Documentation and Information
                        Regarding the Mortgage Loans; Inspections...........63

      SECTION 3.09      Permitted Withdrawals from the Collection Account
                        and Certificate Account.............................63

      SECTION 3.10      Maintenance of Hazard Insurance; Mortgage Impairment
                        Insurance and Primary Insurance Policy; Claims;
                        Restoration of Mortgaged Property...................65

      SECTION 3.11      Enforcement of Due-on-Sale Clauses; Assumption
                        Agreements..........................................67

      SECTION 3.12      Realization Upon Defaulted Mortgage Loans;
                        Repurchase of Certain Mortgage Loans................68

      SECTION 3.13      Trustee to Cooperate; Release of Mortgage Files.....71

      SECTION 3.14      Documents, Records and Funds in Possession of the
                        Servicer to be Held for the Trustee.................72

      SECTION 3.15      Servicing Compensation; Compensating Interest

      SECTION 3.18      Annual Independent Public Accountants' Servicing
                        Statement; Financial Statements.....................74

      SECTION 3.19      Maintenance of Fidelity Bond and Errors and Omissions

      SECTION 5.02      Certificate Register; Registration of Transfer and Exchange

      SECTION 5.05      Access to List of Certificateholders' Names
                        and Addresses.......................................95

      SECTION 5.06      Maintenance of Office or Agency.....................96

ARTICLE VI     THE DEPOSITOR, THE SELLER, THE SERVICER AND
               THE BACK-UP SERVICER.........................................97

      SECTION 6.01      Respective Liabilities of the Depositor, the Seller, the
                        Servicer and the Back-Up Servicer...................97

      SECTION 6.02      Merger or Consolidation of the Depositor, the Seller, the
                        Back-Up Servicer or the Servicer....................97

      SECTION 6.03      Limitation on Liability of the Depositor, the Seller, the
                        Back-Up Servicer and the Servicer...................98

      SECTION 6.04      Limitation on Resignation of the Servicer; Pledge of
                        Servicing Rights....................................99

      SECTION 6.05      Limitation Upon Liability of the Credit Risk Manager100

ARTICLE VII    DEFAULT.....................................................101

      SECTION 7.01      Events of Default..................................101

      SECTION 7.02      Back-up Servicer/Trustee to Act; Appointment

      SECTION 8.03      Trustee Not Liable for Certificates

      SECTION 8.15      Indemnification with Respect to Certain Taxes and

      SECTION 9.01      Termination upon Liquidation, Purchase or Auction

EXHIBITS:

EXHIBIT A         Form of Class A-1 and Class A-2 Certificate
EXHIBIT B         Form of Class M Certificate
EXHIBIT C         Form of Class B Certificate
EXHIBIT D         Form of Residual Certificate
EXHIBIT E         Form of Class X Certificate
EXHIBIT F         Form of Interest Only Certificates
EXHIBIT G         Form of Initial Certification of Custodian
EXHIBIT H         Form of Final Certification of Custodian
EXHIBIT I         Transfer Affidavit
EXHIBIT J         Form of Transferor Certificate
EXHIBIT K         Form of Investment Letter (Non-rule 144A)
EXHIBIT L         Form of Rule 144A Letter
EXHIBIT M         Request for Release
EXHIBIT N         Officer's Certificate with Respect to Principal Prepayments
EXHIBIT O         Form of Servicer Report
EXHIBIT P         Form of Depositor Certification
EXHIBIT Q         Form of Trustee Certification
EXHIBIT R         Form of Servicer Certification

SCHEDULE I        Mortgage Loan Schedule for Mortgage Loans
SCHEDULE IIA      Representations and Warranties of Seller - DLJMC
SCHEDULE IIB      Representations and Warranties of Servicer
SCHEDULE IIC      Representations and Warranties of Back-Up Servicer
SCHEDULE III      Representations and Warranties - Mortgage Loans

8

1
      THIS POOLING AND SERVICING AGREEMENT,  dated as of August 1, 2004, among CREDIT SUISSE
FIRST BOSTON  MORTGAGE  SECURITIES  CORP.,  a Delaware  corporation,  as the depositor  (the
"Depositor"),  DLJ MORTGAGE CAPITAL, INC., a Delaware corporation, as seller (the "Seller"),
FREMONT INVESTMENT & LOAN, as servicer (the "Servicer"),  WELLS FARGO BANK, N.A., a national banking association,  as back-up servicer (the "Back-Up Servicer"),  THE MURRAYHILL COMPANY, a Colorado  corporation,  as credit risk manager (the "Credit Risk  Manager")  and U.S. BANK
NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                                      WITNESSETH THAT

      In consideration of the mutual agreements  herein contained,  the parties hereto agree as follows:

                                   PRELIMINARY STATEMENT

      As provided  herein,  the Trustee  shall elect that the Trust Fund  (exclusive  of the assets held in the Basis Risk Reserve Fund and any  entitlement  to Prepayment  Premiums) be treated for federal income tax purposes as comprising four real estate  mortgage  investment conduits (each a "REMIC" or, in the alternative,  the Pooling REMIC,  the Subsidiary  REMIC, the Intermediate  REMIC, and the Master REMIC").  Each  Certificate,  other than the Class R
Certificate,  represents ownership of a regular interest in the Master REMIC for purposes of the REMIC Provisions.  In addition,  each Class of LIBOR  Certificates  represents the right to receive  payments  pursuant to contractual  arrangements  as described in Section 8.11 of this Agreement.  The Class X Certificate  also represents  ownership of the assets held from time to time in the Basis Risk Reserve Fund and rights to receive certain  payments from the holder of the Class R  Certificate  as  described in  Section 8.11  of this  Agreement.  The
Class R Certificate  represents  ownership of the sole class of residual interest in each of the  Subsidiary  REMIC,  the  Intermediate  REMIC,  and the Master REMIC for purposes of the
REMIC  Provisions.  The  Class R-II  Certificate  represents  ownership of the sole class of residual  interest  in the  Pooling  REMIC.  The Master  REMIC  shall hold as its assets the several classes of  uncertificated  Lower Tier Interests in the  Intermediate  REMIC,  other than the Class LT2-R  Interest,  and each such Lower Tier Interest is hereby designated as a regular  interest  in the  Intermediate  REMIC for  purposes  of the REMIC  Provisions.  The
Intermediate  REMIC shall hold as its assets the  several  classes of  uncertificated  Lower
Tier Interests in the Subsidiary REMIC, other than the Class LT1-R  Interest,  and each such
Lower Tier Interest is hereby  designated  as a regular  interest in the  Subsidiary  REMIC.
The Subsidiary  REMIC shall hold as its assets the several classes of  uncertificated  Lower
Tier  Interests in the Pooling  REMIC.  The Pooling  REMIC shall hold as assets the property of the Trust Fund other than the Lower Tier Interests in the Pooling  REMIC,  the Subsidiary
REMIC and the  Intermediate  REMIC,  the Basis  Risk  Reserve  Fund and any  entitlement  to
Prepayment  Premiums.  The startup  day for each REMIC  created  hereby for  purposes of the
REMIC  Provisions is the Closing Date.  In addition,  for purposes of the REMIC  Provisions, the latest possible  maturity date for each regular interest in each REMIC created hereby is the fourth month  following month in which the Mortgage Loan having the latest maturity date matures.

                                        The Pooling REMIC

      The following  table sets forth (or describes) the class  designation,  interest rate, and initial class principal amount for each class of Pooling REMIC Lower Tier Interests.

                             Pooling
                               REMIC
     Pooling REMIC           Lower Tier
     Lower Tier               Interest          Initial Class
     Class Designation          Rate         Principal Amount
     Class LTP-A                (1)          $  87,095,133.00
     Class LTP-F1               2.80%        $  17,000,000.00
     Class LTP-V1               (2)          $  17,000,000.00
     Class LTP-F2               2.80%        $  16,500,000.00
     Class LTP-V2               (2)          $  16,500,000.00
     Class LTP-F3               2.80%        $  15,500,000.00
     Class LTP-V3               (2)          $  15,500,000.00
     Class LTP-F4               2.80%        $  15,000,000.00
     Class LTP-V4               (2)          $  15,000,000.00
     Class LTP-F5               2.80%        $  14,000,000.00
     Class LTP-V5               (2)          $  14,000,000.00
     Class LTP-F6               2.80%        $  13,500,000.00
     Class LTP-V6               (2)          $  13,500,000.00
     Class LTP-F7               2.80%        $  12,500,000.00
     Class LTP-V7               (2)          $  12,500,000.00
     Class LTP-F8               2.80%        $  12,000,000.00
     Class LTP-V8               (2)          $  12,000,000.00
     Class LTP-F9               2.80%        $  11,500,000.00
     Class LTP-V9               (2)          $  11,500,000.00
     Class LTP-F10              2.80%        $  11,000,000.00
     Class LTP-V10              (2)          $  11,000,000.00
     Class LTP-F11              2.80%        $  10,500,000.00
     Class LTP-V11              (2)          $  10,500,000.00
     Class LTP-F12              2.80%        $  10,000,000.00
     Class LTP-V12              (2)          $  10,000,000.00
     Class LTP-F13              2.80%        $   9,000,000.00
     Class LTP-V13              (2)          $   9,000,000.00
     Class LTP-F14              2.80%        $   9,000,000.00
     Class LTP-V14              (2)          $   9,000,000.00
     Class LTP-F15              2.80%        $   8,500,000.00
     Class LTP-V15              (2)          $   8,500,000.00
     Class LTP-F16              2.80%        $   8,000,000.00
     Class LTP-V16              (2)          $   8,000,000.00
     Class LTP-F17              2.80%        $   8,000,000.00
     Class LTP-V17              (2)          $   8,000,000.00
     Class LTP-F18              2.80%        $   7,000,000.00
     Class LTP-V18              (2)          $   7,000,000.00
     Class LTP-F19              2.80%        $   7,000,000.00
     Class LTP-V19              (2)          $   7,000,000.00
     Class LTP-F20              2.80%        $   6,500,000.00
     Class LTP-V20              (2)          $   6,500,000.00
     Class LTP-F21              2.80%        $   6,000,000.00
     Class LTP-V21              (2)          $   6,000,000.00
     Class LTP-F22              2.80%        $ 120,500,000.00
     Class LTP-V22              (2)          $ 120,500,000.00
     Class R-II (3)             (2)          $          25.00

(1)   The  interest  rate with  respect to any  Distribution  Date (and the related  Accrual
      Period) for the Class LTP-A Interest is a per annum rate equal to the Net WAC Rate.

(2)   The  interest  rate with  respect to any  Distribution  Date (and the related  Accrual
      Period)  for each of these  Pooling  REMIC  Lower Tier  Interests  is a per annum rate equal to the excess,  if any of (i) the  product of (a) the  Net WAC Rate,  and (b) 2, over (ii) 2.80%.

(3)   The  Class R-II  Certificate  represents  ownership  of the  sole  class  of  residual interest in the Pooling REMIC. On each  Distribution  Date,  Available Funds remaining after all  distributions  with respect to the other Pooling REMIC  Interests have been made  in  the  manner  described  below  shall  be  distributed  with  respect  to the
      Class LTP-R Interest.

      On each Distribution  Date, the Trustee shall first pay or charge as an expense of the
Pooling REMIC all expenses of the Trust for such Distribution Date.

      On each  Distribution  Date  the  Trustee  shall  distribute  the  remaining  Interest
Remittance  Amount for Loan  Group 1 and Loan Group 2 with respect to each of the Lower Tier
Interests in the Pooling REMIC based on the above-described interest rates.

      On each  Distribution  Date,  the Trustee shall  distribute  the Principal  Remittance
Amount with  respect to Loan  Group 1 and Loan  Group 2  with  respect to the Pooling  REMIC
Interests,  first to the  Class LT-R-II  Certificate  until its Class  Principal  Balance is reduced to zero, then to the Class LTP-A  Interest until its principal balance is reduced to zero,  and then  sequentially,  to the other Pooling REMIC  Interests in ascending  order of their  numerical  class  designation,  and, with respect to each pair of classes  having the same  numerical  designation,  in equal  amounts  to each such  class,  until the  principal balance of each such class is reduced to zero.  All losses on the  Mortgage  Loans  shall be allocated among the Pooling REMIC Interests in the same manner that principal  distributions are allocated.

                                    The Subsidiary REMIC

      The following  table sets forth (or describes) the class  designation,  interest rate, and initial principal amount for each class of Subsidiary REMIC Lower Tier Interests.

                                                                Corresponding
Subsidiary REMIC     Subsidiary REMIC                              Class of
   Lower Tier          Lower Tier         Initial Class      Intermediate REMIC
Class Designation     Interest Rate      Principal Balance         Interests

Class LT1-A-1A             (1)           $  95,112,500.00         Class LT2-A-1A
Class LT1-A-1B             (1)           $ 176,637,500.00         Class LT2-A-1B
Class LT1-A-2A             (1)           $  15,942,500.00         Class LT2-A-2A
Class LT1-A-2B             (1)           $  29,607,500.00         Class LT2-A-2B
Class LT1-M-1              (1)           $  12,550,000.00         Class LT2-M-1
Class LT1-M-2              (1)           $  13,500,000.00         Class LT2-M-2
Class LT1-M-3              (1)           $   7,712,500.00         Class LT2-M-3
Class LT1-M-4              (1)           $   6,750,000.00         Class LT2-M-4
Class LT1-M-5              (1)           $   5,787,500.00         Class LT2-M-5
Class LT1-M-6              (1)           $   5,787,500.00         Class LT2-M-6
Class LT1-B-1              (1)           $   4,625,000.00         Class LT2-B-1
Class LT1-B-2              (1)           $   3,862,500.00         Class LT2-B-2
Class LT1-B-3              (1)           $   3,862,500.00         Class LT2-B-3
Class LT1-B-4              (1)           $   4,050,000.00         Class LT2-B-4
Class LT1-Q                (1)           $ 385,787,500.00         N/A
Class LT1-AIO-2            (2)                   (2)              Class LT2-AIO-2
Class LT1-R                (3)                   (4)              N/A

___________________________
(1)   The  interest  rate for each of these  Subsidiary  REMIC  Lower  Tier  Interests  with respect to any Distribution  Date (and the related Accrual Period) is a per annum rate equal to the weighted  average of the interest  rates on the Pooling  REMIC Lower Tier
      Interests (other than the Class R-II Certificate Interests),  provided,  however, that for any  Distribution  Date on which the  Class LT1-AIO-2  Interest  is  entitled to a portion of the interest  accruals on a Pooling REMIC Lower Tier Interest having an "F"
      in its class  designation,  as described in footnote two, below, such weighted average shall be  computed  by first  subjecting  the rate on such  Pooling  REMIC  Lower Tier
      Interest to a cap equal to the product of (i) 2 and (ii) the Certificate Index.

(2)   The  Class LT1-AIO-2  is an  interest  only  class  that  does  not  have a  principal balance.  For only those  Distribution  Dates  listed in the first column in the table below, the Class LT1-AIO-2  shall be entitled to interest accrued on the Pooling REMIC
      Lower Tier  Interest  listed in second  column in the table  below at a per annum rate equal to the excess,  if any, of (i) 1.40% over (ii) the product of (a) 2, and (b) the
      Certificate Index.

                                         Pooling REMIC
          Distribution Dates           Class Designation
                  3                      Class LTP-F-1
                 3-4                     Class LTP-F-2
                 3-5                     Class LTPI-F-3
                 3-6                     Class LTP-F-4
                 3-7                     Class LTP-F-5
                 3-8                     Class LTP-F-6
                 3-9                     Class LTP-F-7
                 3-10                    Class LTP-F-8
                 3-11                    Class LTP-F-9
                 3-12                    Class LTP-F-10
                 3-13                    Class LTP-F-11
                 3-14                    Class LTP-F-12
                 3-15                    Class LTP-F-13
                 3-16                    Class LTP-F-14
                 3-17                    Class LTP-F-15
                 3-18                    Class LTP-F-16
                 3-19                    Class LTP-F-17
                 3-20                    Class LTP-F-18
                 3-21                    Class LTP-F-19
                 3-22                    Class LTP-F-20
                 3-23                    Class LTP-F-21
                 3-24                    Class LTP-F-22

(3)   The  Class LT1-R  Interest  is the sole class of residual  interest in the  Subsidiary
      REMIC.  It does not have an interest rate or a principal balance.

      On each  Distribution  Date the Trustee  shall  distribute  interest on the Lower Tier
Interests in the Subsidiary  REMIC based on the  above-described  interest rates,  provided, however,  that interest  that accrues on the  Class LT1-Q  Interest  shall be deferred in an amount equal to one-half of the increase,  if any, in the  Overcollateralization  Amount for such  Distribution  Date.  Any  interest  so  deferred  shall  itself  bear  interest at the interest  rate for the  Class LT1-Q  Interest.  An amount  equal to the interest so deferred shall be  distributed  as  additional  principal  on the other  Subsidiary  REMIC Lower Tier
Interests having a principal balance in the manner described below.

      On each  Distribution  Date principal shall be distributed,  and Realized Losses shall be allocated,  among the Lower Tier Interests in the Subsidiary REMIC in the following order of priority:

(i)   First, to the  Class LT1-A-1A  Interest until the principal balance of such Lower Tier
      Interest  equals  one-half  of the  Class  Principal  Balance  of  the  Class LT2-A-1A
      Interest immediately after such Distribution Date;

(ii)  Second, to the Class LT1-A-1B  Interest until the principal balance of such Lower Tier
      Interest  equals  one-half  of the  Class  Principal  Balance  of  the  Class LT2-A-1B
      Interest immediately after such Distribution Date;

(iii) Third, to the  Class LT1-A-2A  Interest until the principal balance of such Lower Tier
      Interest  equals  one-half  of the  Class  Principal  Balance  of  the  Class LT2-A-2A
      Interest immediately after such Distribution Date;

(iv)  Fourth, to the Class LT1-A-2B  Interest until the principal balance of such Lower Tier
      Interest  equals  one-half  of the  Class  Principal  Balance  of  the  Class LT2-A-2B
      Interest immediately after such Distribution Date;

(v)   Fifth, to the  Class LT1-M-1  Interest until its principal  balance equals one-half of the Class  Principal  Balance  of the Class M-1  Certificates  immediately  after such
      Distribution Date;

(vi)  Sixth, to the  Class LT1-M-2  Interest until its principal  balance equals one-half of the Class  Principal  Balance  of the Class M-2  Certificates  immediately  after such
      Distribution Date;

(vii) Seventh, to the Class LT1-M-3  Interest until its principal balance equals one-half of the Class  Principal  Balance  of the Class M-3  Certificates  immediately  after such
      Distribution Date;

(viii)      Eighth,  to the  Class LT1-M-4  Interest  until  its  principal  balance  equals one-half  of the Class  Principal  Balance of the Class M-4  Certificates  immediately after such Distribution Date;

(ix)  Ninth, to the  Class LT1-M-5  Interest until its principal  balance equals one-half of the Class  Principal  Balance  of the Class M-5  Certificates  immediately  after such
      Distribution Date;

(x)   Tenth, to the  Class LT1-M-6  Interest until its principal  balance equals one-half of the Class  Principal  Balance  of the Class M-6  Certificates  immediately  after such
      Distribution Date;

(xi)  Eleventh,  to the  Class LT1-B-1  Interest until its principal balance equals one-half of the Class Principal  Balance of the Class B-1 Certificates  immediately  after such
      Distribution Date;

(xii) Twelfth, to the Class LT1-B-2  Interest until its principal balance equals one-half of the Class  Principal  Balance  of the Class B-2  Certificates  immediately  after such
      Distribution Date;

(xiii)      Thirteenth,  to the  Class LT1-B-3  Interest until its principal  balance equals one-half  of the Class  Principal  Balance of the Class B-3  Certificates  immediately after such Distribution Date;

(xiv) Fourteenth,  to the Class LT1-B-4 Interest until its principal balance equals one-half of the Class Principal  Balance of the Class B-4 Certificates  immediately  after such
      Distribution Date; and

(xv)  Finally, to the Class LT1-Q Interest, any remaining amounts.

                                   The Intermediate REMIC

      The following  table sets forth (or describes) the class  designation,  interest rate, and initial principal amount for each class of Intermediate REMIC Lower Tier Interests.

 Intermediate      Intermediate                           Corresponding Class
    REMIC               REMIC         Initial Class       of Certificate(s)
Class Designation   Interest Rate    Principal Balance        or Component
Class LT2-A-1A           (1)        $ 190,225,000.00             Class A-1
Class LT2-A-1B           (2)        $ 353,275,000.00             Class A-1
Class LT2-A-2A           (3)        $  31,885,000.00             Class A-2
Class LT2-A-2B           (2)        $  59,215,000.00             Class A-2
Class LT2-M-1            (4)        $  25,100,000.00             Class M-1
Class LT2-M-2            (4)        $  27,000,000.00             Class M-2
Class LT2-M-3            (4)        $  15,425,000.00             Class M-3
Class LT2-M-4            (4)        $  13,500,000.00             Class M-4
Class LT2-M-5            (4)        $  11,575,000.00             Class M-5
Class LT2-M-6            (4)        $  11,575,000.00             Class M-6
Class LT2-B-1            (4)        $   9,250,000.00             Class B-1
Class LT2-B-2            (4)        $   7,725,000.00             Class B-2
Class LT2-B-3            (4)        $   7,725,000.00             Class B-3
Class LT2-B-4            (4)        $   8,100,000.00             Class B-4
Class LT2-AIO-2          (5)                (5)                  Class AIO-2
Class LT2-X              (6)                (9)                  Class X
Class LT2-R              (7)                (7)                  Class R

___________________________
(1)   The interest rate for the  Class LT2-A-1A  Interest  with respect to any  Distribution
      Date (and the related  Accrual  Period) on or before the  Distribution  Date in August
      2006 is the per annum rate  equal to the  lesser of (i) the  product of (a) the sum of
      (I) the product of (A)  185.714285714286%,  multiplied by (B) the  Certificate  Index, plus, (II)  8.914285714286%,  multiplied by (b) a fraction,  the numerator of which is
      (I) the  greater  of 30 or the  actual  number of days in the  Accrual  Period for the
      LIBOR Certificates,  and the denominator of which is (II) 30, and (ii) the quotient of
      (a) the weighted  average of the  interest  rates on the  Subsidiary  REMIC Lower Tier
      Interests  (other than the  Class LT1-AIO-2  and  Class LT1-R  Interests),  divided by
      (b) 35%.  For any  Distribution  Date (and the related Accrual Period)  thereafter,  a per annum rate equal to the rate at which interest accrues on the Corresponding  Class of Certificates,  subject to a cap equal to the weighted average of the interest rates on the  Subsidiary  REMIC Lower Tier  Interests  (other than the  Class LT1-AIO-2  and
      Class LT1-R Interests)

(2)   The  interest  rate for each of these  Intermediate  REMIC Lower Tier  Interests  with respect to any  Distribution  Date (and the related  Accrual  Period) on or before the
      Distribution  Date in  August  2006 is the per  annum  rate  equal to  0.00%.  For any
      Distribution Date (and the related Accrual Period) thereafter,  a per annum rate equal to the rate at which  interest  accrues on the  Corresponding  Class of  Certificates, subject  to a cap  equal  to  the  weighted  average  of  the  interest  rates  on the
      Subsidiary REMIC Lower Tier Interests (other than the  Class LT1-AIO-2 and Class LT1-R
      Interests).

(3)   The interest rate for the  Class LT2-A-2A  Interest  with respect to any  Distribution
      Date (and the related  Accrual  Period) on or before the  Distribution  Date in August
      2006 is the per annum rate  equal to the  lesser of (i) the  product of (a) the sum of
      (I) the product of (A)  185.714285714286%,  multiplied by (B) the  Certificate  Index, plus, (II)  9.000000000000%,  multiplied by (b) a fraction,  the numerator of which is
      (I) the  greater  of 30 or the  actual  number of days in the  Accrual  Period for the
      LIBOR Certificates,  and the denominator of which is (II) 30, and (ii) the quotient of
      (a) the weighted  average of the  interest  rates on the  Subsidiary  REMIC Lower Tier
      Interests (other than the Class LT1-AIO-2 and Class LT1-R  Interests),  divided by (b)
      35%. For any  Distribution  Date (and the related  Accrual Period)  thereafter,  a per annum rate equal to the rate at which interest accrues on the  Corresponding  Class of
      Certificates,  subject to a cap equal to the weighted average of the interest rates on the  Subsidiary  REMIC  Lower  Tier  Interests  (other  than the  Class LT1-AIO-2  and
      Class LT1-R Interests).

(4)   The  interest  rate with  respect to any  Distribution  Date (and the related  Accrual
      Period) for each of these  Intermediate REMIC Lower Tier Interests is a per annum rate equal to the lesser of (i) the rate at which  interest  accrues  on the  Corresponding
      Class of  Certificates  and (ii) the  weighted  average of the  interest  rates on the
      Subsidiary REMIC Lower Tier Interests (other than the  Class LT1-AIO-2 and Class LT1-R
      Interests).

(5)   With respect to any Distribution Date, the Class LT2-AIO-2  Interest shall be entitled to all amounts distributable with respect to the Class LT1-AIO-2 Interest.

(6)   The  Class LT2-X  Interest will accrue interest on its Notional  Amount.  Its Notional
      Amount shall for any Distribution  Date (and the related Accrual Period) equal the sum of the  principal  balances of the  Subsidiary  REMIC Lower Tier  Interests.  For each
      Accrual Period,  the Class X Certificate  shall accrue interest on its Notional Amount at a per annum rate equal to the excess of (i) the  weighted  average of the  interest rates on the  Subsidiary  REMIC Lower Tier Interests  (other than the  Class LT1-AIO-2 and Class LT1-R  Interests),  over (ii) the Adjusted  Subsidiary  REMIC WAC.  Interest accrued on the Class X Certificate  for any Accrual Period shall not be distributed on the related  Distribution  Date but shall be deferred to the extent of any increase in the Overcollateralization  Amount for such Distribution Date. Any interest so deferred shall not itself accrue interest.

(7)   The Class LT2-R  Interest is the sole class of residual  interest in the  Intermediate
      REMIC.  It does not have an interest rate or a principal balance.

      On each Distribution  Date, the Trustee shall distribute  interest on the Intermediate
REMIC Lower Tier Interests at the above-described rates.

      On each  Distribution  Date,  the Trustee  shall  distribute  principal  on, and shall allocate  Realized  Losses among,  the  Intermediate  REMIC Lower Tier Interests in the same amount  that the  Trustee  distributes  principal,  or  allocates  Realized  Losses,  on the
Corresponding  Class  of  Certificates,   provided,   however,  that  in  the  case  of  the
Class LT2-A-1A and Class LT2-A-2A,  Interests,  on each Distribution Date principal payments shall be made and losses shall be  allocated  such that the  principal  balance of each such
Intermediate  REMIC Lower Tier  Interest  equals 35% of the Class  Principal  Balance of the
Corresponding  Class  of  Certificates,  and,  that in the  case of the  Class LT2-A-1B  and
Class LT2-A-2B  Interests,  on each Distribution  Date principal  payments shall be made and losses shall be allocated such that the principal  balance of each such  Intermediate  REMIC
Lower Tier Interest equals 65% of the Class Principal Balance of the Corresponding  Class of
Certificates.

                                      The Master REMIC

      The following  table sets forth (or  describes)  the Class  designation,  Pass-Through
Rate,  initial  Class  Principal  Balance,  and  minimum  Denomination  for  each  Class  of
Certificates comprising interests in the Trust Fund created hereunder.

                  Initial
                Certificate                                  Minimum
                 Principal                                Denominations Integral
                Balance or                 Assumed Final       or       Multiples
   Class       Initial Class  Pass-Through Maturity Date   Percentage   in Excess
Designation   Notional Amount     Rate          (1)         Interest    of Minimum
Class A-1     $543,500,000.00      (2)     April 25, 2034    $25,000        $1
Class A-2     $  91,100,000.00     (2)     April 25, 2034    $25,000        $1
Class A-IO-1           (3)         (3)     August 25,2006    $25,000        $1
Class A-IO-2           (4)         (4)     August 25,2006    $25,000        $1
Class M-1     $  25,100,000.00     (2)     April 25, 2034    $25,000        $1
Class M-2     $  27,000,000.00     (2)     April 25, 2034    $25,000        $1
Class M-3     $  15,425,000.00     (2)     April 25, 2034    $25,000        $1
Class M-4     $  13,500,000.00     (2)     April 25, 2034    $25,000        $1
Class M-5     $  11,575,000.00     (2)     April 25, 2034    $25,000        $1
Class M-6     $  11,575,000.00     (2)     April 25, 2034    $25,000        $1
Class B-1     $   9,250,000.00     (2)     April 25, 2034    $25,000        $1
Class B-2     $   7,725,000.00     (2)     April 25, 2034    $25,000        $1
Class B-3     $   7,725,000.00     (2)     April 25, 2034    $25,000        $1
Class B-4     $   8,100,000.00     (2)     April 25, 2034    $25,000        $1

Class X-1              (5)         (5)     April 25, 2034      10%         N/A
Class X-2              (5)         (5)     April 25, 2034      10%         N/A
Class R(6)    $          25.00(7)  (2)     April 25, 2034      20%         N/A
Class R-II(7) $          25.00(8)  (2)     April 25, 2034      20%         N/A

___________________________

(1)   Solely for purposes of  Section 1.860G-1(a)(4)(iii)  of the Treasury regulations,  the
      Distribution  Date  four  months  following  the  month of the  maturity  date for the
      Mortgage  Loan  with the  latest  maturity  date has been  designated  as the  "latest possible  maturity date" for each Class of Certificates that represents one or more of the "regular interests" in the Master REMIC.

(2)   The  Pass-Through  Rate applicable to any  Distribution  Date (and the related Accrual
      Period)  shall  equal the sum of the  related  Certificate  Index and the  Certificate
      Margin for such  Distribution  Date subject to a cap equal to the applicable Net Funds
      Cap,  provided,  however,  that for purposes of the REMIC  Provisions,  such cap shall equal the weighted  average of the of the  interest  rates on the  Intermediate  REMIC
      Lower  Tier  Interests  (other  than  the   Class LT2-AIO-2,   LT2-X  and  Class LT2-R
      Interests),  computed as though each such Lower Tier Interest  accrued  interest based on the weighted  average of the rates on the  Subsidiary  REMIC Lower Tier  Interests, and any interest  distributed  at a rate in excess of such cap shall be deemed to have been paid from the Basis Risk Reserve Fund.

(3)   The rate shown above is the  Pass-Through  Rate for the  September  2004  Distribution
      Date (and the related Accrual Period).  The Class A-IO-1  Certificates are an interest only Class and for any Distribution  Date on or before the Distribution Date in August
      2006 the Class A-IO-1  Certificates shall bear interest at their Pass-Through Rate (as
      defined  herein)  on  the  Class A-IO-1   Notional  Amount  (as  defined  herein).  In
      addition,  the Class A-IO-1  Certificates shall be entitled to all Prepayment Premiums on the  Mortgage  Loans and such  entitlement  shall not be an  interest  in any REMIC created  hereunder.  For purposes of the REMIC Provisions,  for each Distribution Date on or before the  Distribution  Date in August  2006,  the  Class A-IO-1  Certificates
      shall  be  entitled  to a  specified  portion  of the  interest  that  accrues  on the
      Class LT2-A-1A and, Class LT2-A-2A Interests for the related Accrual Period.

o     Specifically,  the Class A-IO-1  Certificates shall be entitled to interest accrued on the Class LT2-A-1A and Class LT2-A-2A  Interests at a per annum rate equal to the least of (i) the excess,  if any, of 8.00% over one-month  LIBOR for such
               Distribution  Date, (ii) the excess,  if any, of (a) the weighted  average of the interest rates on the  Class LT2-A-1A  and  Class LT2-A-2A  Interests for
               the Accrual Period,  over (b) the product of (I) the weighted  average of the interest  rates on those  interests  if they were each subject to a cap and a floor  equal to the  Pass-Through  Rates  for  their  Corresponding  Class of
               Certificates  for the  Accrual  Period  multiplied  by (II) a  fraction,  the numerator  of which is the actual  number of days in the  Accrual  Period for the LIBOR Certificates, and the denominator of which is 30, and (iii) 6.60%.

(4)   The  Class A-IO-2  Certificates  are an interest  only Class and for any  Distribution
      Date  beginning  with the November 2004  Distribution  Date and ending with the August
      2006  Distribution  Date the  Class A-IO-2  Certificates  shall bear interest at their
      Pass-Through Rate (as defined herein) on the Class A-IO-2  Notional Amount (as defined herein).  For purposes of the REMIC Provisions,  the Class A-IO-2  Certificates shall, for each  Distribution  Date, be entitled to all amounts  distributed  with respect to the Class LT2-AIO-2 Interest.

(5)   For purposes of the REMIC  Provisions,  the Class X Certificates  are entitled on each
      Distribution  Date  to all  amounts  distributable  with  respect  to the  Class LT2-X
      Interest.

(6)   The Class R  Certificate  represents  ownership of the residual interest in the Master
      REMIC, as well as ownership of the Class LT2-R and Class LT1-R Interests.

(7)   The  Class R-II  Certificate  represents  ownership  of the  residual  interest in the
      Pooling REMIC.

   Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates.......   All  Classes  of  Certificates   other  than  the  Physical
                                 Certificates.

Class A Certificates..........   The Class A-1 and Class A-2 Certificates.

Class A-IO Certificates.......   The Class A-IO-1 and Class A-IO-2 Certificates.

Class B Certificates..........   The  Class  B-1,   Class  B-2,  Class  B-3  and  Class  B-4
                                 Certificates.

Class M Certificates..........   The Class M-1,  Class M-2 , Class M-3, Class M-4, Class M-5
                                 and Class M-6 Certificates.

Class X Certificates..........   The Class X-1 and Class X-2 Certificates.

ERISA-Restricted Certificates.   The  Residual  Certificates,   Private  Certificates,   and
                                 Certificates  of any  Class  that  no  longer  satisfy  the
                                 applicable   rating   requirements  of  the   Underwriters'
                                 Exemption.

LIBOR Certificates............   The  Class A,  Class M,  Class B,  Class R  and  Class R-II
                                 Certificates.

Notional Amount Certificates..   The Class A-IO and Class X Certificates.

Offered Certificates..........   All  Classes  of   Certificates   other  than  the  Private
                                 Certificates.

Private Certificates..........   The Class A-IO-2 and Class X Certificates.

Physical Certificates.........   The   Class A-IO-2,   Class R,   Class R-II   and   Class X
                                 Certificates.

Rating Agencies...............   Moody's and S&P.

Regular Certificates..........   All  Classes of  Certificates  other than the  Class R  and
                                 Class R-II Certificates.

Residual Certificates.........   The Class R and Class R-II Certificates.

Senior Certificates...........   The   Class A,    Class A-IO,    Class R   and   Class R-II
                                 Certificates.

Subordinate Certificates......   The Class M, Class B and Class X Certificates.

                                         ARTICLE I

                                        DEFINITIONS

SECTION 1.01      Definitions.

      Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the following meanings:

      Accepted  Master  Servicing  Practices:   With  respect  to  any  Mortgage  Loan,  the
Servicer's  normal  master  servicing  practices,  which  practices  shall  conform to those mortgage master servicing  practices of prudent mortgage lending  institutions  which master service  mortgage  loans for their own account and of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

      Accepted  Servicing  Practices:  With respect to any  Mortgage  Loan,  the  Servicer's normal  servicing  practices,  which  practices  shall conform to those  mortgage  servicing practices of prudent  mortgage lending  institutions  which service mortgage loans for their own  account  and of the same  type as such  Mortgage  Loan in the  jurisdiction  where  the related Mortgaged Property is located.

      Accrual Period:  For any class of LIBOR  Certificates and any  Distribution  Date, the
period  commencing on the immediately  preceding  Distribution  Date (or, in the case of the first  Accrual  Period,  the Closing Date) and ending on the day  immediately  preceding the related  Distribution  Date. For the Class A-IO  Certificates,  the period commencing on the
25th day of the month preceding the related  Distribution Date and ending on the 24th day of the  month  of such  Distribution  Date.  For  each  Lower  Tier  Interest  and the  Class X
Certificates, the calendar month preceding the month in which the Distribution Date occurs.

      Adjusted  Subsidiary  REMIC  WAC:  For any  Accrual  Period,  the  product of (i) two, multiplied by (ii) the weighted  average of the interest  rates on the Lower Tier  Interests in the Subsidiary REMIC (other than the Class LT2-R Interest),  determined by (a) subjecting the rate on the  Class LT1-Q  Interest to a cap of zero and (b)  subjecting  the rate on the
Class LT1-A-1A,     Class LT1-A-1B,     Class LT1-A-2A,    Class LT1-A-2B,    Class LT1-M-1,
Class LT1-M-2,  Class LT1-M-3,  Class LT1-M-4,  Class LT1-M-5, Class LT1-M-6, Class LT1-B-1,
Class LT1-B-2,  Class LT1-B-3 and Class LT1-B-4 Interests to a cap equal to the Pass-Through
Rate on the  Corresponding  Class  Intermediate  REMIC Lower Tier Interests for such Accrual
Period.

      Adjustment  Date: With respect to each  adjustable-rate  Mortgage Loan each adjustment date on which the Mortgage Rate thereon changes  pursuant to the related  Mortgage Note. The first  Adjustment Date following the Cut-off Date as to each such  adjustable-rate  Mortgage
Loan is set forth in the Mortgage Loan Schedule.

      Advance:  With respect to any Mortgage  Loan,  the payment  required to be made by the
Servicer with respect to any Distribution Date pursuant to Section 4.01.

      Aggregate  Loan  Balance:  As of any  date  of  determination,  will be  equal  to the aggregate  of the Stated  Principal  Balances of the  Mortgage  Loans,  except as  otherwise provided herein, as of the last day of the related Collection Period.

      Aggregate  Loan  Group  Balance:  As  to  any  Loan  Group  and  as  of  any  date  of determination,  will be equal to the  aggregate  of the  Stated  Principal  Balances  of the
Mortgage Loans in that Loan Group, except as otherwise  provided,  as of the last day of the related Collection Period.

      Agreement:  This Pooling and  Servicing  Agreement and all  amendments or  supplements hereto.

      Ancillary  Income:  All income derived from the Mortgage  Loans,  other than Servicing
Fees,  including but not limited to, late  charges,  fees received with respect to checks or bank  drafts  returned  by the  related  bank for  non-sufficient  funds,  assumption  fees, optional insurance administrative fees and all other incidental fees and charges,  including investment  income on the  applicable  Collection  Account and any interest due and actually received  from the related  Mortgagor  that  accrued  during the  portion of the  Prepayment
Period that is in the same  calendar  month as the  Distribution  Date with  respect to such
Mortgage Loan in connection with such Principal  Prepayments in full.  Ancillary Income does not include any Prepayment Premiums.

      Applied Loss Amount:  As to any Distribution  Date, an amount equal to the excess,  if any of (i) the aggregate Class Principal  Balance of the  Certificates,  after giving effect to all Realized Losses incurred with respect to Mortgage Loans during the Collection  Period for  such  Distribution  Date,  payments  of  principal  on such  Distribution  Date and any additions to the Class  Principal  Balance of the  Certificates  on such  Distribution  Date pursuant to Section 4.03(b) over (ii) the Aggregate Loan Balance for such Distribution Date.

      Appraised  Value:  The amount set forth in an appraisal  made in  connection  with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

      Assignment and Assumption  Agreement:  The assignment and assumption  agreement  dated as of August 1,  2004, by and between  DLJMC,  as assignor and the  Depositor,  as assignee, relating to the Mortgage Loans.

      Assignment  of  Mortgage:  An  assignment  of the  Mortgage,  notice  of  transfer  or equivalent  instrument in recordable  form,  sufficient  under the laws of the  jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

      Auction Purchaser:  As defined in Section 9.01.

      Auction Date:  As defined in Section 9.01.

      B-1  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances of the Senior  Certificates and the aggregate Class Principal Balances of the Class
M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates,
Class M-5  Certificates  and Class M-6  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and (ii) the Class  Principal  Balance of the Class B-1
Certificates  immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 91.90%  and (ii) the  Aggregate Loan Balance for such  Distribution  Date and
(B) the amount,  if any, by which (i) the  Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the  Cut-off Date.

      B-2  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances of the Senior  Certificates and the aggregate Class Principal Balances of the Class
M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates,
Class M-5  Certificates,  Class M-6 Certificates and Class B-1  Certificates,  in each case, after  giving  effect to payments on such  Distribution  Date and (ii) the  Class  Principal
Balance of the Class B-2 Certificates  immediately  prior to such  Distribution Date exceeds
(y) the  lesser of (A) the  product of (i) 93.90%  and (ii) the  Aggregate  Loan Balance for
such  Distribution  Date and (B) the amount, if any, by which (i) the Aggregate Loan Balance for such  Distribution  Date  exceeds  (ii) 0.50%  of the  Aggregate  Loan Balance as of the
Cut-off Date.

      B-3  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances of the Senior  Certificates and the aggregate Class Principal Balances of the Class
M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates,
Class  M-5  Certificates,  Class M-6  Certificates,  Class  B-1  Certificates  and Class B-2
Certificates,  in each case, after giving effect to payments on such  Distribution  Date and
(ii) the Class Principal  Balance of the Class B-3  Certificates  immediately  prior to such
Distribution  Date exceeds  (y) the  lesser of (A) the  product of  (i) 95.90%  and (ii) the
Aggregate  Loan  Balance for such  Distribution  Date and (B) the  amount,  if any, by which
(i) the  Aggregate  Loan  Balance  for such  Distribution  Date  exceeds  (ii) 0.50%  of the
Aggregate Loan Balance as of the Cut-off Date.

      B-4  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances of the Senior  Certificates and the aggregate Class Principal Balances of the Class
M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class M-4 Certificates,
Class  M-5  Certificates,   Class  M-6  Certificates,  Class  B-1  Certificates,  Class  B-2
Certificates  and Class B-3  Certificates,  in each case, after giving effect to payments on such  Distribution  Date and (ii) the Class Principal  Balance of the Class B-4 Certificates
immediately  prior to such  Distribution  Date exceeds  (y) the lesser of (A) the product of
(i) 98.00%  and  (ii) the  Aggregate  Loan  Balance for such  Distribution  Date and (B) the amount,  if any, by which (i) the  Aggregate Loan Balance for such Distribution Date exceeds
(ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

      Back-Up  Servicer.  Wells Fargo Bank,  N.A.,  in its capacity as back-up  servicer for the  Mortgage Loans, or its successor in interest, as applicable.

      Back-Up  Servicing  Fee:  The fee,  if any,  payable to the  Back-up  Servicer on each
Distribution Date for its services as Back-up Servicer hereunder,  in an amount equal to one twelfth of the Back-up  Servicing Fee Rate multiplied by the Stated Principal Balance of the
Mortgage Loans immediately prior to such Distribution Date.

      Back-Up Servicing Fee Rate:  0.01% per annum.

      Bankruptcy Code:  The United States Bankruptcy Reform Act of 1978, as amended.

      Basis  Risk  Reserve  Fund:  The  separate  Eligible  Account  created  and  initially maintained  by the  Trustee  pursuant  to  Section 4.06  in the name of the  Trustee for the benefit of the  Certificateholders  and designated "U.S. Bank National  Association in trust for registered  holders of Credit Suisse First Boston Mortgage  Securities  Corp., CSFB Home
Equity Pass-Through  Certificates,  Series 2004-FRE1." The Basis Risk Reserve Fund shall not be part of any REMIC.  Funds in the Basis Risk  Reserve  Fund shall be held in trust for the
Certificateholders for the uses and purposes set forth in this Agreement.

      Basis Risk Shortfall:  For any Class of LIBOR  Certificates and any Distribution Date,
the sum of (i) the excess,  if any, of the related Current Interest  calculated on the basis of the lesser of (x) the Certificate  Index plus the applicable  Certificate  Margin and (y)
the Maximum Interest Rate over the related Current Interest for the applicable  Distribution
Date; (ii) any Basis Risk Shortfall  remaining  unpaid from prior  Distribution  Dates;  and
(iii)  interest  accrued  during the  related  Accrual  Period on the amount in clause  (ii)
calculated  at a per annum rate equal to the  lesser of (x) the  Certificate  Index plus the applicable Certificate Margin and (y) the Maximum Interest Rate.

      Benefit Plan Investor:  As defined in Section 5.02(b) hereof.

      Book-Entry Certificates:  As specified in the Preliminary Statement.

      Business  Day:  Any day other than (i) a Saturday or a Sunday,  or (ii) a day on which banking  institutions  in the City of New York, New York, or the city in which the Corporate
Trust Office of the Trustee is located,  or savings and loan  institutions  in the States of
California,  Maryland or Minnesota are authorized or obligated by law or executive  order to be closed.

      Carryforward  Interest:  For any Class of Offered  Certificates  and the  Class A-IO-2
Certificates and Distribution  Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately  preceding  Distribution Date and
(B) any unpaid  Carryforward  Interest  from the  immediately  preceding  Distribution  Date exceeds  (y) the  amount  paid in  respect of  interest  on such  Class on such  immediately preceding  Distribution Date, and (2) with respect to the Offered  Certificates  (other than the  Class A-IO-1  Certificates),  interest on such amount for the related Accrual Period at the applicable Pass-Through Rate for such Distribution Date.

      Certificate:  Any one of the  Certificates  executed by the  Trustee in  substantially the forms attached hereto as exhibits.

      Certificate  Account:  The separate  Eligible  Account created and maintained with the
Trustee,  or any other bank or trust  company  acceptable  to the Rating  Agencies  which is incorporated  under  the  laws  of the  United  States  or any  state  thereof  pursuant  to
Section 3.06,  which  account  shall bear a designation  clearly  indicating  that the funds deposited  therein  are held in trust  for the  benefit  of the  Trustee  on  behalf  of the
Certificateholders  or any other account serving a similar function acceptable to the Rating
Agencies.

      Certificate  Balance:  With respect to any Certificate at any date, the maximum dollar amount of  principal to which the Holder  thereof is then  entitled  hereunder,  such amount being equal to the  Denomination  thereof minus all  distributions  of principal  previously made with respect thereto and, in the case of any Subordinate  Certificates,  reduced by any
Applied  Loss  Amounts  allocated  to such Class on prior  Distribution  Dates  pursuant  to
Section 4.03(a)  plus  the  amount  of any  increase  to the  Certificate  Balance  of  such
Certificate pursuant to Section 4.03(b).

      Certificate  Index:  With respect to each  Distribution  Date,  the rate for one month
United States dollar  deposits  quoted on Telerate Page 3750 as of 11:00 a.m.,  London time, on the related  Interest  Determination  Date relating to each Class of LIBOR  Certificates.
If such rate does not appear on such page (or such other  page as may  replace  that page on that service,  or if such service is no longer  offered,  such other service for  displaying
LIBOR or comparable  rates as may be reasonably  selected by the Trustee after  consultation with the Servicer),  the rate will be the Reference Bank Rate. If no such  quotations can be obtained  and no  Reference  Bank  Rate is  available,  the  Certificate  Index  will be the
Certificate  Index  applicable  to  the  preceding   Distribution   Date.  On  the  Interest
Determination  Date  immediately   preceding  each  Distribution  Date,  the  Trustee  shall
determine the Certificate  Index for the Accrual Period commencing on such Distribution Date and inform the Servicer of such rate.

      Certificate  Margin:  As to each Class of LIBOR  Certificates,  the applicable  amount set forth below:

                                    Certificate
      Class of LIBOR Certificates    Margin
                                    (1)     (2)
      A-1........................ 0.320%  0.640%
      A-2........................ 0.350%  0.700%
      M-1........................ 0.570%  0.855%
      M-2........................ 0.610%  0.915%
      M-3........................ 0.650%  0.975%
      M-4........................ 1.150%  1.650%
      M-5........................ 1.230%  1.730%
      M-6........................ 1.350%  1.850%
      B-1........................ 1.800%  2.300%
      B-2........................ 1.900%  2.400%
      B-3........................ 2.750%  3.250%
      B-4........................ 3.350%  3.850%
      R.......................... 0.350%  0.350%
      R-II....................... 0.350%  0.350%
      ______________________

(1)   Prior to and on the Optional Termination Date.
(2)   After the Optional Termination Date.

      Certificate  Owner:  With respect to a Book-Entry  Certificate,  the Person who is the beneficial owner of such Book-Entry Certificate.

      Certificate Register:  The register maintained pursuant to Section 5.02.

      Certificateholder  or Holder:  The person in whose name a Certificate is registered in the  Certificate  Register,  except  that,  solely for the  purpose  of giving  any  consent pursuant to this Agreement,  any Certificate  registered in the name of the Depositor or any affiliate  of the  Depositor  shall  be  deemed  not to be  Outstanding  and the  Percentage
Interest  evidenced  thereby  shall not be taken into  account in  determining  whether  the requisite  amount  of  Percentage  Interests  necessary  to  effect  such  consent  has been obtained;  provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage  Interests  evidenced by a Class of Certificates,  such Certificates shall be deemed to be Outstanding  for purposes of any provision  hereof that requires the consent of the  Holders of  Certificates  of a  particular  Class as a  condition  to the taking of any action  hereunder.  The Trustee is entitled to rely  conclusively on a certification  of the
Depositor  or  any  affiliate  of  the  Depositor  in  determining  which  Certificates  are registered in the name of an affiliate of the Depositor.

      Class:  All  Certificates  bearing  the same  class  designation  as set  forth in the
Preliminary Statement.

      Class A-1 Net Funds Cap: For any  Distribution  Date and the  Class A-1  Certificates,
will be a per annum rate equal to (a) a fraction,  expressed as a percentage,  the numerator of which is the product of (1) the Optimal Interest  Remittance  Amount for Loan Group 1 and
such date and (2) 12,  and the  denominator  of which is the Aggregate Loan Group Balance of
Loan Group 1 for the immediately preceding  Distribution Date, multiplied by (b) a fraction, the  numerator of which is 30 and the  denominator  of which is the actual number of days in the immediately preceding Accrual Period.

      Class A-2  Net Funds Cap: For any  Distribution  Date and the  Class A-2  Certificates
will be a per annum rate equal to (a) a fraction,  expressed as a percentage,  the numerator of which is the product of (1) the Optimal Interest  Remittance  Amount for Loan Group 2 and
such date and (2) 12,  and the  denominator  of which is the Aggregate Loan Group Balance of
Loan Group 2 for the immediately preceding  Distribution Date, multiplied by (b) a fraction, the  numerator of which is 30 and the  denominator  of which is the actual number of days in the immediately preceding Accrual Period.

      Class A-IO-1  Net  Funds  Cap:  For  any   Distribution   Date  and  the  Class A-IO-1
Certificates,  a per annum rate equal to the quotient of (a) weighted  average of (1)(A) the
Class A-1  Net Funds Cap (without  adjustment  for the actual  number of days in the Accrual
Period) less (B) the rate obtained by multiplying  (i) 12 and (ii) the  percentage  obtained by dividing the Current Interest due the Class A-1  Certificates on that  Distribution  Date by the Class  Principal  Balance of the  Class A-1  Certificates  immediately  prior to that
Distribution  Date;  and  (2)(X) the  Class A-2  Net Funds Cap (without  adjustment  for the actual  number of days in the Accrual  Period)  less (Y) the  rate  obtained by  multiplying
(i) 12 and (ii) the  percentage  obtained by dividing the Current Interest due the Class A-2 on that  Distribution  Date by the Class  Principal  Balance of the  Class A-2  Certificates
immediately  prior to that  Distribution  Date;  weighted  according to the respective Class
Principal Balances of the Class A-1 Certificates and (b) 35.00%.

      Class A-IO-1   Notional  Amount:  For  any  Distribution  Date  on  or  prior  to  the
August 2006  Distribution  Date,  will equal 35.00% of the aggregate of the Class  Principal
Balances of the Class A-1 and Class A-2 Certificates  immediately prior to that Distribution
Date.  After the  Distribution  Date in August 2006, the  Class A-IO-1  Notional Amount will equal zero.

      Class A-IO-2   Notional  Amount:   For  any  Distribution   Date  beginning  with  the
November 2004  Distribution  Date and ending with the August 2006  Distribution  Date,  will equal the  lesser of  (x) the  Aggregate  Loan  Balance  as of the first day of the  related
Collection Period for such Distribution Date and (y) the specified  notional amount for that
Distribution   Date  (as  set  forth  below).   On  the  September  2004  and  October  2004
Distribution  Dates  and after  the  Distribution  Date in  August  2006,  the  Class A-IO-2
Notional Amount will equal zero.

                       Specified
                       Notional            Distribution     Specified Notional
Distribution Date     Amount ($)           Date                 Amount ($)
September 2004                   0         October 2005         399,000,000
October 2004                     0         November 2005        379,000,000
November 2004          697,000,000         December 2005        361,000,000
December 2004          663,000,000         January 2006         343,000,000
January 2005           630,000,000         February 2006        326,000,000
February 2005          599,000,000         March 2006           310,000,000
March 2005             569,000,000         April 2006           294,000,000
April 2005             541,000,000         May 2006             280,000,000
May 2005               514,000,000         June 2006            266,000,000
June 2005              489,000,000         July 2006            253,000,000
July 2005              465,000,000         August 2006          241,000,000
August 2005            442,000,000         September 2006
September 2005         420,000,000           and thereafter               0

      Class  Principal  Balance:  With respect to any Class of Offered  Certificates  (other than the Class A-IO-1  Certificates) and as to any date of  determination,  the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

      Class R  Certificate:  A Certificate  representing the residual interest in the Master
REMIC, the Intermediate REMIC and the Subsidiary REMIC.

      Class R-II  Certificate:  A  Certificate  representing  the  residual  interest in the
Pooling REMIC.

      Class X  Distributable  Amount:  With respect to any Distribution  Date, the excess of
(i) the  sum  of  (a) the  interest  accrued  during  the  related  Accrual  Period  on  the
Class LT2-X  notional  amount at the  Pass-Through  Rate for the  Class LT2-X  Interest,  as
described in the  Preliminary  Statement,  and (b) the sum of (x) any  Overcollateralization
Release Amount and (y) the  excess of  (I) amounts  so accrued in all prior Accrual  Periods over  (II) amounts  distributed  with  respect  to  the  Class  X  Certificate  pursuant  to
Section 4.02(e)(xiii)  on  prior  Distribution  Dates,  over  (ii) all  amounts  distributed pursuant to Section 4.02(e)(i) through 4.02(e)(xii) on such Distribution Date.

      Closing Date:  August 24, 2004.

      Code:  The  Internal  Revenue  Code of 1986,  as the same may be amended  from time to time (or any successor statute thereto).

      Collection  Account:  The  accounts  established  and  maintained  by the  Servicer in accordance with Section 3.06.

      Collection  Period:  With respect to any Distribution  Date, the period  commencing on the second day of the month preceding the month in which such  Distribution  Date occurs and ending on the first day of the month in which such Distribution Date occurs.

      Commission:  The Securities and Exchange Commission.

      Compensating  Interest  Payment:  For any  Distribution  Date,  the  lesser of (i) the aggregate  Servicing  Fee  payable  to the  Servicer  on such  Distribution  Date  plus  any
reinvestment   income  payable  to  the  Servicer  from  the  Collection   Account  on  such
Distribution Date and (ii) the aggregate  Prepayment Interest Shortfall allocable to Payoffs for the Mortgage Loans for that Distribution Date.

      Corporate  Trust  Office:  The  designated  office  of the  Trustee  in the  State  of
Minnesota at which at any particular  time its corporate trust business with respect to this
Agreement  shall  be  administered,  which  office  at the  date  of the  execution  of this
Agreement is located at  60 Livingston  Avenue,  St. Paul, MN 55107,  Attn:  Corporate Trust
Structured Finance, Ref: CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1.

      Credit  Risk  Manager:  The  Murrayhill  Company,  a  Colorado  corporation,  and  any successor.

      Credit Risk Management  Agreement:  The agreement  between the Servicer and the Credit
Risk Manager dated as of the Closing Date.

      Credit  Risk  Manager  Fee:  The  fee  payable  to the  Credit  Risk  Manager  on each
Distribution  Date  for  its  services  as  Credit  Risk  Manager,  in an  amount  equal  to one-twelfth of the Credit Risk Manager Fee Rate multiplied by the Stated  Principal  Balance of the Mortgage Loans immediately prior to such Distribution Date.

      Credit Risk Manager Fee Rate:  0.0165% per annum.

      Current  Interest:  For any interest  bearing  Class of Offered  Certificates  and the
Class A-IO-2  Certificates  and  Distribution  Date, the amount of interest  accruing at the applicable  Pass-Through Rate on the related Class Principal Balance,  Class A-IO-1 Notional
Amount or  Class A-IO-2  Notional  Amount,  as applicable,  of such Class during the related
Accrual  Period;  provided,  that if and to the  extent  that on any  Distribution  Date the
Interest  Remittance  Amount is less than the aggregate  distributions  required pursuant to
Section 4.02(a) without regard to this proviso as a result of Interest Shortfalls,  then the
Current  Interest on each Class will be reduced,  on a pro rata basis in  proportion  to the amount of Current  Interest for each Class without regard to this proviso,  by such Interest
Shortfalls for such Distribution Date.

      Curtailment:  Any payment of  principal  on a Mortgage  Loan,  made by or on behalf of the related  Mortgagor,  other than a Scheduled  Payment,  a prepaid  Scheduled Payment or a
Payoff,  which is applied to reduce the outstanding Stated Principal Balance of the Mortgage
Loan.

      Custodian:  LaSalle Bank  National  Association,  as  custodian,  or its  successor in interest.

      Custodial  Agreement:  The  Custodial  Agreement  dated as of the date hereof  between
LaSalle Bank National Association, as custodian, and the Trustee.

      Cut-off Date:  August 1, 2004.

      Cut-off  Date  Principal  Balance:  As to any  Mortgage  Loan,  the  Stated  Principal
Balance thereof as of the close of business on the Cut-off Date.

      Defective  Mortgage  Loan:  Any  Mortgage  Loan which is  required  to be  repurchased pursuant to Section 2.02 or 2.03.

      Deferred  Amount:  For any Class of Subordinate  Certificates  (other than the Class X
Certificates)  and  Distribution  Date, will equal the amount by which (x) the  aggregate of the Applied Loss Amounts  previously  applied in  reduction of the Class  Principal  Balance
thereof  exceeds   (y) the  sum  of  (i)  the  aggregate  of  amounts   previously  paid  in
reimbursement  thereof and (ii) any  additions to the Class  Principal  Balance  pursuant to
Section 4.03(b)  on such  Distribution Date or any previous  Distribution  Date. Any payment of Deferred Amount pursuant to Section 4.02(e)  shall not result in a reduction to the Class
Principal Balance of the Class of Certificate to which it is distributed.

      Definitive  Certificates:  Any Certificate evidenced by a Physical Certificate and any
Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

      Deleted Mortgage Loan:  As defined in Section 2.03(d) herein.

      Delinquency  Rate:  For any month will be,  generally,  the  fraction,  expressed as a percentage,  the numerator of which is the aggregate  outstanding  principal  balance of all
Mortgage Loans 60 or more days delinquent (including all foreclosures,  bankruptcies and REO
Properties) as of the close of business on the last day of such month,  and the  denominator of which is the  Aggregate  Loan Balance as of the close of business on the last day of such month.

      Denomination:  With  respect  to each  Certificate,  the  amount set forth on the face thereof as the "Initial  Certificate  Balance of this  Certificate" or the "Initial Notional
Amount of this  Certificate"  or, if  neither  of the  foregoing,  the  Percentage  Interest appearing on the face thereof.

      Depositor:   Credit  Suisse  First  Boston  Mortgage   Securities  Corp.,  a  Delaware
corporation, or its successor in interest.

      Depository:  The  initial  Depository  shall  be The  Depository  Trust  Company,  the nominee of which is Cede & Co., as the  registered  Holder of the  Book-Entry  Certificates.
The   Depository   shall  at  all  times  be  a   "clearing   corporation"   as  defined  in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

      Depository  Participant:  A broker,  dealer,  bank or other  financial  institution or other  Person  for whom from time to time a  Depository  effects  book-entry  transfers  and pledges of securities deposited with the Depository.

      Determination  Date: As to any  Distribution  Date and any Mortgage Loan, the Business
Day immediately preceding the Servicer Remittance Date.

      Distribution  Date:  The 25th day of each month or if such day is not a Business  Day, the first Business Day thereafter, in each case commencing in September 2004.

      Disqualified  Organization:  A "disqualified  organization"  under Section 860E of the
Code,  which  as of the  Closing  Date  is any of:  (i) the  United  States,  any  State  or
political subdivision thereof, any foreign government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (ii) any  organization (other than a cooperative  described in  Section 521  of the Code) which is exempt from the tax imposed by
Chapter 1 of the Code unless such  organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in  Section 1381(a)(2)(C) of the Code, (iv) an
"electing large partnership"  within the meaning of Section 775 of the Code or (v) any other
Person so designated by the Trustee based upon an Opinion of Counsel  provided by nationally recognized  counsel to the Trustee that the holding of an ownership interest in a Class R or
Class R-II  Certificate  by such  Person may cause the Trust  Fund or any  Person  having an ownership interest in any Class of Certificates  (other than such Person) to incur liability for any federal tax imposed  under the Code that would not  otherwise be imposed but for the transfer of an ownership  interest in the Class R or Class R-II  Certificate to such Person.
A  corporation  will not be treated  as an  instrumentality  of the United  States or of any state or political  subdivision  thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental  unit. The term "United
States,"  "State" and  "international  organizations"  shall have the  meanings set forth in
Section 7701 of the Code.

      DLJMC:  DLJ Mortgage  Capital,  Inc., a Delaware  corporation,  and its successors and assigns.

      Due Date:  With respect to each Mortgage Loan and any  Distribution  Date, the date on which  Scheduled  Payments on such Mortgage  Loan are due,  which is either the first day of the month of such Distribution  Date, or if Scheduled Payments on such Mortgage Loan are due on a day other  than the first day of the  month,  the day in such  calendar  month on which such Scheduled Payments are due, exclusive of any days of grace.

      Eligible  Account:  Either  (i) an  account or accounts  maintained  with a federal or state chartered  depository  institution or trust company  acceptable to the Rating Agencies or (ii) an  account or accounts  the deposits in which are insured by the FDIC to the limits established  by such  corporation,  provided  that any such deposits not so insured shall be maintained  in an account at a depository  institution  or trust  company  whose  commercial paper or other short term debt obligations  (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding company,  the commercial paper or other  short  term debt  obligations  of such  holding  company)  have been rated by each
Rating  Agency in its  highest  short-term  rating  category,  or (iii) a  segregated  trust account  or  accounts  (which  shall be a "special  deposit  account")  maintained  with the
Trustee or any other federal or state  chartered  depository  institution  or trust company, acting in its fiduciary capacity.  Eligible Accounts may bear interest.

      Eligible Investments:  Any one or more of the obligations and securities listed below:

(i)   direct  obligations  of, and  obligations  fully  guaranteed  by, the United States of
      America,  or any  agency  or  instrumentality  of the  United  States of  America  the obligations  of which are backed by the full faith and credit of the United  States of
      America; or obligations fully guaranteed by, the United States of America;  the FHLMC,
      FNMA,  the  Federal  Home Loan  Banks or any agency or  instrumentality  of the United
      States of America rated Aa3 or higher by Moody's and AA- or higher by S&P;

(ii)  federal funds,  demand and time deposits in,  certificates of deposits of, or bankers'
      acceptances  issued by, any depository  institution or trust company  incorporated  or organized  under the laws of the United  States of America  or any state  thereof  and subject to supervision  and  examination by federal and/or state banking  authorities, so long as at the time of such  investment  or  contractual  commitment  providing for such  investment the commercial  paper or other  short-term  debt  obligations of such depository  institution or trust company (or, in the case of a depository  institution or  trust  company  which  is the  principal  subsidiary  of a  holding  company,  the commercial  paper or other  short-term debt  obligations of such holding  company) are rated  in  the  highest  ratings  by  each  Rating  Agency,  and  the  long-term  debt obligations  of such  depository  institution  or trust  company (or, in the case of a depository  institution  or trust  company  which  is the  principal  subsidiary  of a holding company,  the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each Rating Agency;
(iii) repurchase  obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository  institution or trust company  (acting as a principal)  the short-term  debt  obligations of which are rated
      A-1 or higher by S&P and rated A-2 or  higher  by  Moody's;  provided,  however,  that collateral  transferred  pursuant to such  repurchase  obligation  must be of the type described in clause  (i) above  and must (A) be  valued daily at current  market price plus accrued  interest,  (B) pursuant  to such  valuation,  be equal, at all times, to
      105% of the cash  transferred  by the Trustee in  exchange  for such  collateral,  and
      (C) be  delivered to the Trustee or, if the Trustee is supplying  the  collateral,  an agent for the  Trustee,  in such a manner as to  accomplish  perfection  of a security interest in the collateral by possession of certificated securities;

(iv)  securities  bearing  interest  or  sold  at  a  discount  issued  by  any  corporation incorporated  under the laws of the  United  States of  America  or any state  thereof which has a long-term  unsecured debt rating in the highest  available rating category of Moody's,  and a  short-term  unsecured  debt rating of A-1 or higher by S&P, at the time of such investment;

(v)   commercial  paper  having an original  maturity of less than 365 days and issued by an institution having a short-term  unsecured debt rating in the highest available rating category by each Rating Agency, at the time of such investment;

(vi)  a guaranteed  investment  contract  approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long-term  unsecured debt rating in the highest available rating category of Moody's,  and a short-term  unsecured debt rating of A-1 or higher by S&P, at the time of such investment; and

(vii) money market funds having ratings in the highest  available rating category of Moody's and either  "AAAm" or "AAAm-G" of S&P at the time of such  investment  (any such money market  funds  which  provide  for demand  withdrawals  being  conclusively  deemed to
      satisfy  any  maturity   requirements  for  Eligible  Investments  set  forth  herein)
      including  money  market  funds of the Servicer or the Trustee and any such funds that are managed by the Servicer or the Trustee or their  respective  Affiliates or for the
      Servicer or the Trustee or any  Affiliate  of either acts as advisor,  as long as such money market funds satisfy the criteria of this subparagraph (vii);

provided,  however,  that  no  such  instrument  shall  be an  Eligible  Investment  if such instrument  evidences  either (i) a right to receive only interest  payments with respect to the obligations  underlying such instrument,  or (ii) both  principal and interest  payments derived from obligations  underlying such instrument and the principal and interest payments with  respect to such  instrument  provide a yield to maturity  of greater  than 120% of the yield to maturity at par of such underlying obligations.

      ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

      ERISA-Qualifying  Underwriting:  With respect to any ERISA-Restricted  Certificate,  a
best  efforts  or  firm  commitment   underwriting  or  private  placement  that  meets  the
requirements of the Underwriters' Exemption.

      ERISA-Restricted Certificate:  As specified in the Preliminary Statement.

      Errors and Omissions  Insurance  Policy:  An errors and omissions  insurance policy to be maintained by the Servicer pursuant to Section 3.19.

      Escrow  Account:  The  separate  account or  accounts  created and  maintained  by the
Servicer pursuant to Section 3.07.

      Escrow Payments:  With respect to any Mortgage Loan, the amounts  constituting  ground rents,  taxes,  mortgage insurance  premiums,  fire and hazard insurance  premiums,  and any other payments  required to be escrowed by the Mortgagor with the mortgagee  pursuant to the
Mortgage, applicable law or any other related document.

      Event of Default:  As defined in Section 7.01 herein.

      Exchange Act:  The Securities Exchange Act of 1934, as amended.

      Expense  Fee: As to each  Mortgage  Loan,  the sum of the  Servicing  Fee, the Trustee
Fee, the Back-up Servicer Fee and the Credit Risk Manager Fee.

      Expense Fee Rate: As to each Mortgage Loan and any date of  determination,  the sum of the Servicing Fee Rate, the Trustee Fee Rate, the Back-Up  Servicing Fee Rate and the Credit
Risk Manager Fee Rate.

      Fair Credit Reporting Act:  15 U.S.C. §§1681 et seq.

      Fair Market Value:  As defined in Section 9.01 hereof.

      FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

      FHLMC:  The Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United States  created and existing under Title III of the Emergency Home Finance Act of
1970, as amended, or any successor thereto.

      Fidelity  Bond:  A  fidelity  bond  to be  maintained  by  the  Servicer  pursuant  to
Section 3.19.

      Final Recovery  Determination:  With respect to any defaulted Mortgage Loan or any REO
Property (other than a Mortgage Loan or REO Property  purchased by the Seller, the Depositor or the Servicer  pursuant to or as  contemplated  by  Section 3.12(f)  or  Section 9.01),  a determination  made by the Servicer that all Insurance  Proceeds,  Liquidation  Proceeds and other  payments or recoveries  which the Servicer,  in its reasonable  good faith  judgment, expects to be finally  recoverable in respect  thereof have been so recovered.  The Servicer
shall  maintain  records,   prepared  by  a  Servicing  Officer,   of  each  Final  Recovery
Determination made thereby.

      Final Scheduled Distribution Date:  The Distribution Date in October 2034.

      FNMA: The Federal National Mortgage  Association,  a federally chartered and privately owned  corporation  organized and existing under the Federal National  Mortgage  Association
Charter Act, or any successor thereto.

      FNMA  Guides:  The  FNMA  Sellers'  Guide  and  the  FNMA  Servicers'  Guide  and  all
amendments or additions thereto.

      Gross  Margin:  With  respect  to  each  adjustable-rate   Mortgage  Loan,  the  fixed
percentage  set  forth in the  related  Mortgage  Note  that is  added to the  Index on each
Adjustment  Date in  accordance  with the terms of the Mortgage  Note used to determine  the
Mortgage Rate for such Mortgage Loan.

      Group 1  Allocation  Amount:  For any  Distribution  Date,  the  product of the Senior
Principal  Payment Amount for that  Distribution  Date and a fraction the numerator of which is the Principal  Remittance Amount derived for Loan Group 1 and the denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

      Group 1 Excess Interest Amount:  For any Distribution  Date, the product of the amount of Monthly Excess Interest  required to be distributed on that Distribution Date pursuant to
Section 4.02(e)(i)(A)  and a fraction  the  numerator of which is the  Principal  Remittance
Amount derived from Loan Group 1 and the  denominator  of which is the Principal  Remittance
Amount, in each case for that Distribution Date.

      Group 2  Allocation  Amount:  For any  Distribution  Date,  the  product of the Senior
Principal  Payment Amount for that  Distribution  Date and a fraction the numerator of which is the Principal  Remittance  Amount derived from Loan Group 2 and the  denominator of which is the Principal Remittance Amount, in each case for that Distribution Date.

      Incentive  Agreement:  The incentive servicing fee agreement,  dated as of the Closing
Date, by and among the Depositor, the Seller, the Servicer and the Trustee.

      Index:  With respect to each  adjustable-rate  Mortgage  Loan and with respect to each related Adjustment Date, the index as specified in the related Mortgage Note.

      Indirect Participant:  A broker,  dealer, bank or other financial institution or other
Person  that  clears  through  or  maintains  a  custodial  relationship  with a  Depository
Participant.

      Insurance  Policy:  With respect to any Mortgage Loan included in the Trust Fund,  any
Primary  Insurance Policy,  any standard hazard insurance policy,  flood insurance policy or title insurance policy,  including all riders and endorsements thereto in effect,  including any replacement policy or policies for any Insurance Policies.

      Insurance  Proceeds:  Proceeds  of  any  Primary  Insurance  Policies  and  any  other
Insurance  Policies with respect to the Mortgage  Loans, to the extent such proceeds are not applied to the  restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures.

      Interest  Determination  Date:  With  respect to the LIBOR  Certificates  and for each
Accrual  Period,  the second LIBOR Business Day preceding the  commencement  of such Accrual
Period.

      Interest  Remittance  Amount:  For any  Distribution  Date and Loan  Group,  an amount equal  to  the  sum of  (1)  all  interest  collected  (other  than  related  Payaheads,  if applicable) or advanced in respect of Scheduled  Payments on the Mortgage Loans in such Loan
Group during the related  Collection  Period,  the interest portion of Payaheads  previously received and  intended for  application  in the related  Collection  Period and the interest portion of all Payoffs and  Curtailments  received on the Mortgage  Loans in such Loan Group during the related  Prepayment  Period  (other than interest on Principal  Prepayments  that occur during the portion of the Prepayment  Period that is in the same calendar month as the related  Distribution Date), less (x) the Servicing Fees with respect to such Mortgage Loans and (y)  unreimbursed  Advances and other amounts due to the Servicer,  the Back-Up Servicer or the Trustee with respect to such  Mortgage  Loans,  to the extent  allocable to interest,
(2) all  Compensating  Interest  Payments  paid by the Servicer  and  allocable to such Loan
Group pursuant to  Section 3.15(e)  hereof with respect to such  Distribution  Date, (3) the portion of any  Substitution  Adjustment  Amount and  Repurchase  Price paid with respect to such Mortgage Loans during the calendar month immediately  preceding the Distribution  Date, in each case  allocable to interest  and the proceeds of any purchase of the Mortgage  Loans by the Servicer  pursuant to Section 9.01 in an amount not exceeding the interest portion of the Par Value, and (4) all Net Liquidation  Proceeds,  and any Insurance  Proceeds and other recoveries (net of unreimbursed  Advances,  Servicing  Advances and expenses,  to the extent allocable to interest,  and unpaid  Servicing  Fees) collected with respect to such Mortgage
Loans during the prior calendar month, to the extent allocable to interest.

      Interest  Shortfall:  For any  Distribution  Date,  an amount  equal to the  aggregate shortfall,  if any, in collections  of interest  (adjusted to the related Net Mortgage Rate)
on Mortgage  Loans  resulting  from (a)  Prepayment  Interest  Shortfalls  to the extent not covered by a  Compensating  Interest  Payment  and (b)  interest  payments on certain of the
Mortgage Loans being limited pursuant to the provisions of the Relief Act.

      Intermediate REMIC:  As specified in the Preliminary Statement.

      Late  Payment  Rate:  An amount  equal to the lesser of (a) the greater of (i) the per annum rate of interest,  publicly  announced from time to time by JPMorgan Chase Bank at its principal  office in New York,  New York,  as its prime or base  lending rate (any change in such rate of  interest to be  effective  on the date such  change is  announced  by JPMorgan
Chase Bank) plus 3%, and (ii) the then  applicable  highest  rate of interest on the Class A
Certificates  and (b) the maximum rate  permissible  under  applicable usury or similar laws limiting  interest  rates.  The Late  Payment  Rate  shall be  computed  on the basis of the actual number of days elapsed over a year of 360 days.

      LIBOR  Business  Day:  Any day other than (i) a Saturday  or a Sunday or (ii) a day on which banking  institutions in the States of New York or Minnesota or in the city of London,
England are required or authorized by law to be closed.

      LIBOR Certificates:  As defined in the Preliminary Statement.

      Liquidation  Mortgage  Loan:  With  respect  to any  Distribution  Date,  a  defaulted
Mortgage  Loan  (including  any REO  Property)  which  was  liquidated  and as to which  the
Servicer  has  determined  (in  accordance  with this  Agreement)  that it has  received all amounts it expects to receive in connection  with the  liquidation  of such  Mortgage  Loan, including the final  disposition of the related REO Property  (exclusive of any  possibility of a deficiency judgment).
      Liquidation Proceeds:  Amounts,  including Insurance Proceeds,  received in connection with the partial or complete  liquidation  of  defaulted  Mortgage  Loans,  whether  through trustee's sale,  foreclosure sale or similar  dispositions or amounts received in connection with any  condemnation  or partial  release of a Mortgaged  Property and any other  proceeds received in connection with an REO Property, other than Recoveries.

      Loan Group:  Any of Loan Group 1 or Loan Group 2, as applicable.

      Loan Group 1:  All Mortgage  Loans  identified as Loan Group 1  Mortgage  Loans on the
Mortgage Loan Schedule.

      Loan Group 2:  All Mortgage  Loans  identified as Loan Group 2  Mortgage  Loans on the
Mortgage Loan Schedule.

      Loan-to-Value  Ratio: With respect to any first-lien  Mortgage Loan and as to any date of  determination,  the fraction  (expressed as a percentage)  the numerator of which is the principal  balance  of the  related  Mortgage  Loan at such date of  determination,  and the denominator  of which is (a) in the case of a purchase,  the lesser of the selling  price of the related Mortgaged  Property and the Appraised Value of the related  Mortgaged  Property, or (b) in the case of a refinance,  the amount set forth in an appraisal  made in connection with the  refinancing of the related  Mortgaged  Loan as the value of the related  Mortgaged
Property.   With  respect  to  any  second-lien   Mortgage  Loan  and  as  to  any  date  of
determination,  the fraction  (expressed as a percentage)  the numerator of which is the sum of (x) the principal  balance of the related  Mortgage  Loan at the date of its  origination and (y) the  outstanding  principal  balance  of the  senior  mortgage  loan at the  date of origination of such senior  mortgage loan and the denominator of which is (a) in the case of a  purchase,  the lesser of the  selling  price of the related  Mortgaged  Property  and the
Appraised Value of the related Mortgaged  Property,  or (b) in the case of a refinance,  the amount set forth in an appraisal  made in  connection  with the  refinancing  of the related
Mortgaged Loan as the value of the related Mortgaged Property.

      Lost Mortgage  Note: Any Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

      Lower Tier  Interest:  An interest in any of the Pooling REMIC,  the Subsidiary  REMIC or the  Intermediate  REMIC,  as described in the  Preliminary  Statement,  those  interests having an LTP designation  being interests in the Pooling REMIC,  those interests  having an
LT1 designation  being interests in the Subsidiary  REMIC and those interests  having an LT2 designation being interests in the Intermediate REMIC.

      M-1  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balance of the Senior  Certificates  after  giving  effect to payments on such  Distribution
Date and (ii) the Class Principal  Balance of the Class M-1 Certificates  immediately  prior to such  Distribution  Date exceeds (y) the lesser of (A) the product of (i) 69.00% and (ii)
the Aggregate Loan Balance for such  Distribution  Date and (B) the amount, if any, by which
(i) the  Aggregate  Loan  Balance  for such  Distribution  Date  exceeds  (ii)  0.50% of the
Aggregate Loan Balance as of the Cut-off Date.

      M-2  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances  of the  Senior  Certificates  and the  Class  Principal  Balance  of the Class M-1
Certificates,  in each case, after giving effect to payments on such  Distribution  Date and
(ii) the Class Principal  Balance of the Class M-2  Certificates  immediately  prior to such
Distribution  Date  exceeds  (y) the  lesser of (A) the  product  of (i) 76.00% and (ii) the
Aggregate Loan Balance for such  Distribution  Date and (B) the amount, if any, by which (i)
the Aggregate  Loan Balance for such  Distribution  Date exceeds (ii) 0.50% of the Aggregate
Loan Balance as of the Cut-off Date .

      M-3  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances  of the  Senior  Certificates  and the  Class  Principal  Balance  of the Class M-1
Certificates  and Class M-2  Certificates,  in each case, after giving effect to payments on such  Distribution  Date and (ii) the Class Principal  Balance of the Class M-3 Certificates
immediately  prior to such  Distribution  Date  exceeds (y) the lesser of (A) the product of
(i)  80.00% and (ii) the  Aggregate  Loan  Balance  for such  Distribution  Date and (B) the amount,  if any, by which (i) the Aggregate Loan Balance for such  Distribution Date exceeds
(ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

      M-4  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances  of the  Senior  Certificates  and the  Class  Principal  Balance  of the Class M-1
Certificates,  Class M-2 Certificates and Class M-3 Certificates, in each case, after giving effect to payments on such  Distribution  Date and (ii) the Class  Principal  Balance of the
Class M-4 Certificates  immediately  prior to such  Distribution Date exceeds (y) the lesser of (A) the product of (i) 83.50% and (ii) the Aggregate  Loan Balance for such  Distribution
Date  and (B) the  amount,  if any,  by  which  (i) the  Aggregate  Loan  Balance  for  such
Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

      M-5  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances  of the  Senior  Certificates  and the  Class  Principal  Balance  of the Class M-1
Certificates,  Class M-2 Certificates, Class M-3 Certificates and Class M-4 Certificates, in
each case,  after  giving  effect to payments on such  Distribution  Date and (ii) the Class
Principal Balance of the Class M-5 Certificates  immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 86.50% and (ii) the Aggregate  Loan Balance for such  Distribution  Date and (B) the  amount,  if any, by which (i) the  Aggregate  Loan
Balance for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

      M-6  Principal  Payment  Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date, will be the amount,  if any, by which (x) the sum of (i) the aggregate Class Principal
Balances  of the  Senior  Certificates  and the  Class  Principal  Balance  of the Class M-1
Certificates,  Class M-2 Certificates,  Class M-3  Certificates,  Class M-4 Certificates and
Class M-5  Certificates,  in each case, after giving effect to payments on such Distribution
Date and (ii) the Class Principal  Balance of the Class M-6 Certificates  immediately  prior to such  Distribution  Date exceeds (y) the lesser of (A) the product of (i) 89.50% and (ii)
the Aggregate Loan Balance for such  Distribution  Date and (B) the amount, if any, by which
(i) the  Aggregate  Loan  Balance  for such  Distribution  Date  exceeds  (ii)  0.50% of the
Aggregate Loan Balance as of the Cut-off Date.

      Majority  in  Interest:  As to any  Class of  Regular  Certificates,  the  Holders  of
Certificates  of such Class  evidencing,  in the  aggregate,  at least 51% of the Percentage
Interests evidenced by all Certificates of such Class.

      Master REMIC:  As specified in the Preliminary Statement.

      Maximum  Interest  Rate:  For  the  Class A-1,   Class A-2,   Class R  and  Class R-II
Certificates and any Distribution  Date, an annual rate equal to (a) the weighted average of the Maximum  Mortgage  Rates minus the  weighted  average  Expense Fee Rate of the  Mortgage
Loans in the related Loan Group,  multiplied by (b) a fraction, the numerator of which is 30 and the  denominator  of which is the  actual  number of days in the  immediately  preceding
Accrual  Period.  For the Class M-1,  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class B-1, Class B-2, Class B-3 and Class B-4  Certificates  and any  Distribution  Date, an
annual  rate equal to (a) the  weighted  average of the  Maximum  Mortgage  Rates  minus the weighted  average Expense Fee Rate of the Mortgage Loans in both Loan Groups,  multiplied by
(b) a fraction,  the  numerator  of which is 30 and the  denominator  of which is the actual number  of  days  in  the  immediately  preceding  Accrual  Period.  All  weighted  averages calculated  hereunder shall be based on Stated Principal Balance of the applicable  Mortgage
Loans as of the first day of the related Collection Period.

      Maximum  Mortgage Rate:  With respect to each Mortgage Loan having an  adjustable-rate
Mortgage  Rate,  the  percentage  set  forth in the  related  Mortgage  Note as the  maximum
Mortgage Rate thereunder.

      MERS:  Mortgage Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

      MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS® System.

      MERS®  System:  The  system  of  recording   transfers  of  mortgages   electronically
maintained by MERS.

      MIN:  The mortgage identification number for any MERS Mortgage Loan.

      Minimum  Mortgage Rate:  With respect to each Mortgage Loan having an  adjustable-rate
Mortgage  Rate,  the  percentage  set  forth in the  related  Mortgage  Note as the  minimum
Mortgage Rate thereunder.

      MOM  Loan:  Any  Mortgage  Loan as to which  MERS is acting  as  mortgagee,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

      Monthly  Excess  Cashflow:  For any  Distribution  Date, an amount equal to the sum of the Monthly Excess Interest and Overcollateralization Release Amount, if any, for such date.

      Monthly Excess Interest:  As to any Distribution Date, the Interest  Remittance Amount
remaining  after the  application  of  payments  pursuant  to clauses  (i)  through  (xv) of
Section 4.02(a)  and the  Principal  Payment  Amount  remaining  after  the  application  of payments pursuant to clauses (i) through (xi) of Section 4.02(c) or 4.02(d), as applicable.

      Monthly  Statement:  The  statement  delivered to the  Certificateholders  pursuant to
Section 4.04.

      Moody's:  Moody's Investors Service,  Inc., or any successor thereto.  For purposes of
Section 10.05(b)  the  address for notices to Moody's  shall be Moody's  Investors  Service,
Inc.,  99 Church  Street,  New York,  New York 10007,  Attention:  Residential  Pass-Through
Monitoring,  or such other address as Moody's may hereafter  furnish to the  Depositor,  the
Servicer, the Back-Up Servicer and the Trustee.

      Mortgage:  The mortgage,  deed of trust or other  instrument  creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The Mortgage documents listed in  Section 2.01(b)  hereof pertaining to a particular  Mortgage  Loan and any  additional  documents  delivered to the Trustee or the
Custodian to be added to the Mortgage File pursuant to this Agreement.

      Mortgage  Loans:  Such of the mortgage loans  transferred  and assigned to the Trustee pursuant to the provisions  hereof as from time to time are held as a part of the Trust Fund
(including  any REO Property),  the mortgage loans so held being  identified in the Mortgage
Loan  Schedule,  notwithstanding  foreclosure  or other  acquisition of title of the related
Mortgaged  Property.   Such  mortgage  loans  include   conventional,   adjustable-rate  and
fixed-rate,  fully  amortizing,  first lien  residential  mortgage loans,  all of which have original terms to stated maturity of up to 30 years.

      Mortgage Loan Purchase Price: The price,  calculated as set forth in Section 9.01,  to be paid in connection with the purchase of the Mortgage Loans by the Auction Purchaser.

      Mortgage Loan  Schedule:  The list of Mortgage  Loans (as from time to time amended by the Seller to reflect the addition of Qualified  Substitute  Mortgage Loans and the purchase of Mortgage  Loans  pursuant to  Section 2.01,  2.02 or 2.03)  transferred to the Trustee as part of the Trust Fund and from time to time subject to this  Agreement,  attached hereto as
Schedule I, setting  forth the following  information  with respect to each Mortgage Loan by
Loan Group:

(i)   the Mortgage Loan identifying number;

(ii)  the Mortgagor's name;

(iii) the street address of the Mortgaged Property including the state and zip code;

(iv)  a code indicating the type of Mortgaged Property and the occupancy status;

(v)   a code indicating the Servicer of the Mortgage Loan, as applicable;

(vi)  the original months to maturity;

(vii) a code indicating the Loan-to-Value Ratio at origination;

(viii)      the Mortgage Rate as of the Cut-off Date;

(ix)  the stated maturity date;

(x)   the amount of the Scheduled Payment as of the Cut-off Date;

(xi)  the original principal amount of the Mortgage Loan;

(xii) the principal  balance of the Mortgage Loan as of the close of business on the Cut-off
      Date,  after  deduction  of payments of  principal  due on or before the Cut-off  Date whether or not collected;

(xiii)      the purpose of the  Mortgage  Loan  (i.e.,  purchase,  rate and term  refinance, equity take-out refinance);

(xiv) a code  indicating  whether a Prepayment  Premium is required to be paid in connection with a prepayment of the Mortgage  Loan and the term and the amount of the  Prepayment
      Premium;

(xv)  an  indication  whether the Mortgage Loan accrues  interest at an adjustable  Mortgage
      Rate or a fixed Mortgage Rate;

(xvi) the Index that is associated with such Mortgage Loan, if applicable;

(xvii)      the Gross Margin, if applicable;

(xviii)     the Periodic Rate Cap, if applicable;

(xix) the Minimum Mortgage Rate, if applicable;

(xx)  the Maximum Mortgage Rate, if applicable;

(xxi) the first Adjustment Date after the Cut-off Date, if applicable;

(xxii)      [reserved]; and

(xxiii)     a code indicating  whether the Mortgage Loan is a MERS Mortgage Loan and, if so,
      its corresponding MIN.

      With respect to the Mortgage  Loans in the  aggregate,  each  Mortgage  Loan  Schedule shall set forth the following information, as of the Cut-off Date:

(i)   the number of Mortgage Loans;

(ii)  the  current  aggregate  principal  balance of the  Mortgage  Loans as of the close of business on the Cut-off  Date,  after  deduction  of payments of  principal  due on or before the Cut-off Date whether or not collected; and

(iii) the weighted average Mortgage Rate of the Mortgage Loans.

      Mortgage  Note:  The  original   executed  note  or  other  evidence  of  indebtedness
evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

      Mortgage Pool:  All of the Mortgage Loans.

      Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

      Mortgaged Property:  The underlying real property securing a Mortgage Loan.

      Mortgagor:  The obligor(s) on a Mortgage Note.

      Net Excess Spread:  With respect to any Distribution Date, a fraction,  expressed as a percentage,  the  numerator  of which is equal to the  excess  of (i) the  aggregate  Stated
Principal  Balance for such  Distribution  Date of the  Mortgage  Loans,  multiplied  by the product of (a) the Net WAC Rate and (b) the  actual  number of days  elapsed in the  related
Accrual  Period  divided  by  360,  over  (ii)  the  aggregate  Current  Interest  for  such
Distribution  Date,  and the  denominator  of which is an amount equal to the Aggregate Loan
Balance for such  Distribution  Date of the Mortgage Loans,  multiplied by the actual number of days elapsed in the related Accrual Period divided by 360.

      Net Funds Cap: Any of the  Class A-1  Net Funds Cap, the  Class A-2 Net Funds Cap, the
Class A-IO-1 Net Funds Cap or the Subordinate Net Funds Cap, as applicable.

      Net Liquidation Proceeds:  Liquidation Proceeds,  net of (1) unreimbursed,  reasonable out-of-pocket expenses and (2) unreimbursed Servicing Fees, Servicing Advances and Advances.

      Net Mortgage  Rate:  As to each  Mortgage  Loan,  and at any time,  the per annum rate equal to the Mortgage Rate less the related Expense Fee Rate.

      Net WAC Rate:  As to any  Distribution  Date, a rate equal to the weighted  average of the Net Mortgage Rates on the Mortgage Loans for the related Collection Period,  weighted on the basis of the Stated  Principal  Balances as of the first day of the  related  Collection
Period.

      NIM Note: Any debt  instrument  secured by  distributions  on any of the  Certificates issued by the Trust.

      Nonrecoverable  Advance:  With respect to any Mortgage Loan, any portion of an Advance or a Servicing  Advance  previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer will not be ultimately  recoverable by the Servicer from
the  related  Mortgagor,   related  Liquidation  Proceeds  or  otherwise  from  proceeds  or collections on the related Mortgage Loan.

      Notional Amount Certificates:  As specified in the Preliminary Statement.

      Offered Certificates:  As specified in the Preliminary Statement.

      Officer's  Certificate:  A certificate signed by the Chairman of the Board or the Vice
Chairman of the Board or the President or a Vice  President or an Assistant  Vice  President
or  the  Treasurer  or  the  Secretary  or one of  the  Assistant  Treasurers  or  Assistant
Secretaries of the Servicer or any  certificate of any Servicing  Officer,  and delivered to the Depositor or the Trustee, as the case may be, as required by this Agreement.

      Opinion  of  Counsel:  A  written  opinion  of  counsel,  who may be  counsel  for the
Depositor  or  the  Servicer,  including  in-house  counsel,  reasonably  acceptable  to the
Trustee;  provided,  however,  that with respect to the interpretation or application of the
REMIC  Provisions,  such counsel must (i) in fact be  independent  of the  Depositor and the
Servicer,  (ii) not  have any material  direct  financial  interest in the  Depositor or the
Servicer or in any  affiliate of either,  and (iii) not be connected  with the  Depositor or the Servicer as an officer, employee, promoter,  underwriter,  trustee, partner, director or person  performing  similar  functions.  The  cost of any  Opinion  of  Counsel,  except  as otherwise specifically provided herein, shall not be at the expense of the Trustee.

      Optimal Interest  Remittance  Amount:  For any Distribution  Date and Loan Group, will be equal to the excess of (i) the product of (1) (x) the weighted  average Net Mortgage Rate of the  Mortgage  Loans in such Loan  Group as of the first  day of the  related  Collection
Period  divided  by (y) 12 and (2) the  applicable  Aggregate  Loan  Group  Balance  for the immediately  preceding  Distribution  Date,  over (ii) any expenses that reduce the Interest
Remittance  Amount  for that Loan  Group  which  did not  arise as a result of a default  or delinquency  of the related  Mortgage  Loans or were not taken into account in computing the
Expense Fee Rate.

      Optional  Termination  Date:  The first  Distribution  Date on which the  Servicer may exercise its right to terminate the Trust Fund pursuant to Section 9.01.

      OTS:  The Office of Thrift Supervision.

      Outsourcer:  As defined in Section 3.02 herein.

      Outstanding:  With respect to the  Certificates as of any date of  determination,  all
Certificates theretofore executed and authenticated under this Agreement except:

(i)   Certificates  theretofore  canceled  by the  Trustee or  delivered  to the Trustee for cancellation; and

(ii)  Certificates  in exchange for which or in lieu of which other  Certificates  have been executed and delivered by the Trustee pursuant to this Agreement.

      Outstanding  Mortgage  Loan:  As of any  Due  Date,  a  Mortgage  Loan  with a  Stated
Principal  Balance greater than zero which was not the subject of a Payoff prior to such Due
Date and which did not become a Liquidation Mortgage Loan prior to such Due Date.

      Overcollateralization  Amount:  For any  Distribution  Date,  an  amount  equal to the amount,  if any, by which (x) the applicable  Aggregate  Loan Balance for such  Distribution
Date exceeds (y) the aggregate Class  Principal  Balance of the Offered  Certificates  after giving effect to payments on such Distribution Date.

      Overcollateralization  Commencement  Date:  Either (i) the November 2004  Distribution
Date or (ii) the October 2004  Distribution  Date if more than 3% of the Mortgage  Loans (by
Aggregate  Loan Balance as of the Cut-off  Date) which were less than 30 days  delinquent as of the Cut-off Date fail to make their  Scheduled  Payment due during the period  commencing on the second day of the month  preceding  the month in which the  Cut-off  Date  occurs and ending on the Cut-off Date prior to the close of business on September 30, 2004.

      Overcollateralization  Deficiency:  For any  Distribution  Date  will be  equal to the
amount,  if  any,  by  which  (x)  the  Targeted   Overcollateralization   Amount  for  such
Distribution Date exceeds (y) the  Overcollateralization  Amount for such Distribution Date, calculated for this purpose after giving effect to the reduction on such  Distribution  Date of the aggregate Class Principal  Balance of the Certificates  resulting from the payment of the  Principal  Payment  Amount on such  Distribution  Date,  but prior to allocation of any
Applied Loss Amount on such Distribution Date.

      Overcollateralization  Release Amount:  For any Distribution  Date, an amount equal to the lesser of (x) the related  Principal  Remittance  Amount for such  Distribution Date and
(y) the  amount,  if any,  by which  (1) the  Overcollateralization  Amount  for such  date, calculated  for this  purpose  on the basis of the  assumption  that  100% of the  aggregate
Principal  Remittance  Amount  for such date is  applied  on such date in  reduction  of the aggregate  of the Class  Principal  Balances of the  Certificates,  exceeds (2) the Targeted
Overcollateralization Amount for such date.

      Ownership  Interest:  As to  any  Residual  Certificate,  any  ownership  or  security interest  in such  Certificate  including  any  interest in such  Certificate  as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      Par Value: For any Auction Date, the sum of (i) 100% of the Stated  Principal  Balance
of each  Mortgage  Loan  (other  than in respect of REO  Property)  plus  accrued and unpaid interest  thereon  from the date to which such  interest  was paid or advanced at the sum of the  applicable  Mortgage  Rate, to but not including the Due Date in the month of the final
Distribution  Date (or the Net  Mortgage  Rate with  respect to any  related  Mortgage  Loan currently  serviced by the entity bidding on such Mortgage Loans),  (ii) with respect to any
REO  Property,  the lesser of (x) the  appraised  value of any REO Property as determined by the higher of two independent  valuations completed by two independent companies selected by the Depositor at the expense of the Depositor and (y) the Stated  Principal  Balance of each related  Mortgage  Loan  related  to any REO  Property,  in each case,  (iii) any  remaining unreimbursed  Advances,  Servicing  Advances,  Servicing  Fees,  Back-Up  Servicing Fees and
Trustee Fees payable to the Servicer, Back-Up Servicer or the Trustee, as applicable.

      Pass-Through  Rate:  With  respect  to the any  Class  of LIBOR  Certificates  and any
Distribution  Date,  a per annum  rate equal to the  lesser of (x) the  related  Certificate
Index  for  such  Distribution  Date,  plus  the  related  Certificate  Margin  and  (y) the applicable  Net Funds Cap for such  Distribution  Date.  With  respect  to the  Class A-IO-1
Certificates  and any  Distribution  Date on or prior to August 2006, a per annum rate equal to the  least of (x) the  excess,  if any,  of 8.00%  over the  Certificate  Index  for such
Distribution  Date, (y) the  Class A-IO-1 Net Funds Cap for such  Distribution  Date and (z)
6.60% per annum.  With respect to the  Class A-IO-2  Certificates  and for any  Distribution
Date  beginning  with the  November 2004  Distribution  Date and ending with the August 2006
Distribution  Date,  a per  annum  rate  equal to the  excess,  if any,  of  1.40%  over the
Certificate  Index for such  Distribution  Date.  With respect to the Class X  Certificates, the rate set forth in the Preliminary Statement.

      Payahead:  Any Scheduled  Payment intended by the related Mortgagor to be applied in a
Collection Period subsequent to the Collection Period in which such payment was received.

      Payoff:  Any payment of principal on a Mortgage  Loan equal to the entire  outstanding principal  balance of such Mortgage  Loan, if received in advance of the last  scheduled Due
Date for such  Mortgage  Loan and  accompanied  by an amount of  interest  equal to  accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

      Percentage  Interest:  As to any  Certificate,  either the percentage set forth on the face  thereof or equal to the  percentage  obtained by  dividing  the  Denomination  of such
Certificate by the aggregate of the Denominations of all Certificates of the same Class.

      Permitted  Transferee:  Any person other than a Disqualified  Organization or a Person that is not a citizen or resident  of the United  States,  a  corporation,  partnership,  or other entity  (treated as a  corporation  or  partnership  for federal  income tax purposes)
created or organized  in or under the laws of the United  States,  any State  thereof or the
District of Columbia,  or an estate whose income from sources  without the United  States is includible  in gross income for federal  income tax purposes  regardless  of its  connection with the  conduct of a trade or  business  within  the  United  States or a trust if a court within the United States is able to exercise primary  supervision over the administration of the  trust  and one or more  United  States  persons  have  the  authority  to  control  all substantial  decisions of the trust unless such Person has furnished the  transferor and the
Trustee with a duly  completed  Internal  Revenue  Service Form  W-8ECI.  The terms  "United
States"  and  "State"  shall  have the  meanings  set forth in  section  7701 of the Code or successor provisions.

      Person:  Any  individual,   corporation,   partnership,  joint  venture,  association,
limited  liability  company,  joint-stock  company,  trust,  unincorporated  organization or government, or any agency or political subdivision thereof.

      Physical Certificates:  As specified in the Preliminary Statement.

      Plan:  An employee  benefit plan or  arrangement  which is subject to  Section 406  of
ERISA and/or  Section 4975  of the Code or an entity whose  underlying  assets  include such plan's or arrangement's assets by reason of their investment in the entity.

      Pooling REMIC:  As specified in the Preliminary Statement.

      Prepayment  Interest  Shortfall:  As to  any  Distribution  Date,  Mortgage  Loan  and
Principal  Prepayment,  other  than  Principal  Prepayments  in full that  occur  during the portion of the  Prepayment  Period that is in the same  calendar  month as the  Distribution
Date, the difference between (i) one full month's interest at the applicable  Mortgage Rate, as reduced by the Servicing Fee Rate on the principal  balance of such Principal  Prepayment and (ii) the amount of interest due and actually  received from the related  Mortgagor  that accrued during the month  immediately  preceding such Distribution Date with respect to such
Mortgage Loan and such Principal Prepayment, as reduced by the Servicing Fee.

      Prepayment  Premium:  With respect to each Mortgage  Loan,  the  prepayment  charge or penalty  interest  required to be paid by the Mortgagor in  connection  with a prepayment of the related  Mortgage  Loan, as provided in the related  Mortgage  Note or Mortgage,  and as specified on the Mortgage Loan Schedule.

      Prepayment  Period:  With respect to any Distribution Date and any Payoff,  the period from the sixteenth day of the calendar month preceding the month in which such  Distribution
Date occurs (or in the case of the first  Distribution  Date, from the Cut-off Date) through the fifteenth day of the month in which such Distribution  Date occurs.  With respect to any
Distribution Date and any Curtailment, the calendar month preceding such Distribution Date.

      Principal  Payment Amount:  For any Distribution  Date, an amount equal to the related
Principal  Remittance Amount for such date minus the related  Overcollateralization  Release
Amount, if any, for such date.

      Principal  Prepayment:  Any payment of principal on a Mortgage Loan which  constitutes a Payoff or Curtailment.

      Principal  Remittance  Amount:  For any Distribution  Date, an amount equal to the sum of (1) all  principal  collected  (other than Payaheads) or advanced in respect of Scheduled
Payments on the Mortgage  Loans  during the related  Collection  Period  (less  unreimbursed
Advances,  Servicing  Advances  and other  amounts due to the  Servicer and the Trustee with respect to such Mortgage  Loans,  to the extent  allocable to  principal) and  the principal portion of  Payaheads  previously  received  and  intended  for  application  in the related
Collection Period,  (2) all Principal  Prepayments on the Mortgage Loans received during the related Prepayment Period,  (3) the outstanding principal balance of each Mortgage Loan that was  repurchased  by the Seller or  purchased  by the  Servicer  during the  calendar  month immediately  preceding  such  Distribution  Date and the  proceeds  of any  purchase  of the
Mortgage  Loans by the Servicer  pursuant to  Section 9.01  in an amount not  exceeding  the principal  portion of the Par Value,  (4) the portion of any Substitution  Adjustment Amount paid with  respect to any Deleted  Mortgage  Loans  during the  calendar  month  immediately preceding  such  Distribution  Date  allocable  to  principal,  and (5) all Net  Liquidation
Proceeds  (net of  unreimbursed  Advances,  Servicing  Advances and other  expenses,  to the extent  allocable to  principal) and  any Recoveries  collected with respect to the Mortgage
Loans during the prior calendar month, to the extent allocable to principal.

      Private Certificates:  As specified in the Preliminary Statement.

      Qualified  Substitute  Mortgage Loan:  One or more Mortgage  Loans  substituted by the
Seller for one or more Deleted Mortgage Loans which must, on the date of such  substitution, as confirmed in a Request for Release,  substantially in the form of Exhibit M, individually or in the  aggregate  and on a weighted  average  basis,  as  applicable,  (i) have a Stated
Principal Balance,  after deduction of the principal portion of the Scheduled Payment due in the month of  substitution,  not in excess  of,  and not more than 10% less than the  Stated
Principal  Balance of the Deleted  Mortgage  Loan;  (ii) be  accruing  interest at a rate no lower than and not more than 1% per annum higher than,  that of the Deleted  Mortgage  Loan;
(iii) have a  Loan-to-Value  Ratio no higher than that of the Deleted  Mortgage  Loan;  (iv)
have a remaining  term to maturity  not more than one year greater than or less than that of the  Deleted  Mortgage  Loan;  provided  that the  remaining  term to  maturity  of any such
Mortgage  Loan  shall be no  greater  than  the last  maturing  Mortgage  Loan in the  Trust
immediately   prior  to  any   substitution;   (v)  if  the  Deleted  Mortgage  Loan  is  an
adjustable-rate  Mortgage Loan, have a Maximum  Mortgage Rate and Minimum  Mortgage Rate not less than the respective  rates for the Deleted  Mortgage Loan, have a Gross Margin equal to or greater than the Deleted  Mortgage  Loan and have the same Index as the Deleted  Mortgage
Loan, (vi) comply with each  representation  and warranty set forth in  Section 2.03(b)  and
(vii) be replaced into the Loan Group from which the Deleted Mortgage Loan was removed.

      Rating Agency:  Each of the Rating Agencies  specified in the  Preliminary  Statement.
If any such organization or a successor is no longer in existence,  "Rating Agency" shall be such nationally recognized  statistical rating organization,  or other comparable Person, as is designated by the Depositor,  notice of which  designation shall be given to the Trustee, the  Back-Up  Servicer  and the  Servicer.  References  herein  to a given  rating or rating category of a Rating  Agency shall mean such rating  category  without  giving effect to any modifiers.

      Ratings:  As of any date of  determination,  the ratings,  if any, of the Certificates as assigned by the Rating Agencies.

      Realized  Loss:  With respect to each  Liquidation  Mortgage Loan, an amount (not less than zero or more than the Stated Principal  Balance of the Mortgage Loan) as of the date of such  liquidation,  equal to (i) the Stated  Principal  Balance of the Liquidation  Mortgage
Loan as of the date of such  liquidation,  plus (ii)  interest at the Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not  reimbursed) to
Certificateholders  up to the  related Due Date in the month in which  Liquidation  Proceeds are required to be distributed on the Stated Principal Balance of such Liquidation  Mortgage
Loan from time to time, minus (iii) the Net Liquidation  Proceeds,  if any,  received during the month in which such  liquidation  occurred,  to the  extent  applied  as  recoveries  of interest at the Net Mortgage Rate and to principal of the Liquidation Mortgage Loan.

      Record Date: With respect to any Class of Physical  Certificates  and any Distribution
Date (other than the first Distribution  Date), the last day of the calendar month preceding the month in which such  Distribution  Date occurs and with respect to any Class of Physical
Certificates  and the first  Distribution  Date, the Closing Date. With respect to any Class of Certificates that is not a Physical  Certificate and any Distribution  Date, the Business
Day immediately  preceding such Distribution  Date;  provided,  however,  that following the date on which  Definitive  Certificates  for such  Certificates  are  available  pursuant to
Section 5.02,  the Record Date shall be the last day of the  calendar  month  preceding  the month in which such Distribution Date occurs.

      Recovery:  With  respect  to any  Liquidated  Mortgage  Loan,  an amount  received  in respect  of  principal  on such  Mortgage  Loan which has  previously  been  allocated  as a
Realized Loss to a Class or Classes of Certificates net of reimbursable expenses.

      Reference Bank Rate: As to any Accrual Period  relating to the LIBOR  Certificates  as follows:  the arithmetic mean (rounded upwards,  if necessary,  to the nearest one sixteenth of a percent) of the offered  rates for United  States  dollar  deposits for one month which are  offered  by the  Reference  Banks  as of  11:00  a.m.,  London  time,  on the  Interest
Determination  Date  prior to the first  day of such  Accrual  Period to prime  banks in the
London  interbank  market  for a period of one month in amounts  approximately  equal to the aggregate  Class  Principal  Balance of the LIBOR  Certificates;  provided that at least two such  Reference  Banks  provide  such rate.  If fewer than two  offered  rates  appear,  the
Reference  Bank Rate will be the  arithmetic  mean of the rates  quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Servicer,  as of
11:00 a.m., New York City time, on such date for loans in U.S.  Dollars to leading  European banks  for a period of one  month in  amounts  approximately  equal to the  aggregate  Class
Principal  Balance of the LIBOR  Certificates.  If no such  quotations can be obtained,  the
Reference  Bank Rate shall be the Reference  Bank Rate  applicable to the preceding  Accrual
Period.

      Reference Banks:  Three major banks that are engaged in the London  interbank  market, selected by the Trustee after  consultation  with the Servicer,  as identified in writing to the Trustee.

      Regular Certificates:  As specified in the Preliminary Statement.

      Relief  Act:  The  Servicemembers  Civil  Relief  Act,  as  amended,  or any state law providing for similar relief.

      REMIC:  A  "real  estate   mortgage   investment   conduit"   within  the  meaning  of
Section 860D of the Code.

      REMIC  Provisions:  Provisions  of the federal  income tax law relating to real estate mortgage investment conduits,  which appear at sections 860A through 860G of Subchapter M of
Chapter 1 of the Code, and related provisions,  and regulations promulgated  thereunder,  as the foregoing may be in effect from time to time.

      REO Property:  A Mortgaged Property acquired by the Trust Fund through  foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Repurchase  Price:  With respect to any Mortgage  Loan required to be purchased by the
Seller  pursuant to this  Agreement or  purchased at the option of the Servicer  pursuant to
Section 3.12(f)  of this  Agreement,  an amount  equal to the sum of (i) 100% of the  unpaid principal  balance of the  Mortgage  Loan on the date of such  purchase,  (ii)  accrued  and unpaid interest  thereon at the applicable  Mortgage Rate (reduced by the Servicing Fee Rate if the  purchaser of the Mortgage  Loan is also the Servicer  thereof) from the date through which  interest  was last  paid by the  Mortgagor  to the Due Date in the month in which the
Repurchase  Price is to be  distributed  to  Certificateholders  and  (iii) in the case of a
Mortgage Loan purchased by the Seller,  (a) any unreimbursed  Servicing Advances and (b) any costs and damages  (including without  limitation,  late fees) actually incurred and paid by or on behalf of the Trust in connection with any breach of the  representation  and warranty set forth in  Schedule  III (xxi) as the result of a  violation  of a  predatory  or abusive lending law applicable to such Mortgage Loan.

      Request  for  Release:  The  Request  for  Release  submitted  by the  Servicer or the
Trustee to the Custodian substantially in the form of Exhibit M.

      Required  Basis Risk  Reserve Fund Amount:  With respect to any  Distribution  Date on which the Net  Excess  Spread is less than  0.25%,  the  lesser of (a)  $15,000  and (b) the product of 0.50% and the Aggregate Loan Balance.  With respect to any  Distribution  Date on which the Net Excess Spread is equal to or greater than 0.25%, $5,000.

      Required Basis Risk Reserve Fund Deposit:  With respect to any Distribution  Date, the sum of (i) any  Basis Risk  Shortfall  for such date and  (ii) the  excess,  if any,  of the
Required  Basis  Risk  Reserve  Fund  Amount for such  Distribution  Date over the amount on deposit  in the  Basis  Risk  Reserve  Fund at the close of  business  on the  Business  Day immediately preceding such Distribution Date.

      Required  Insurance  Policy:  With respect to any Mortgage Loan, any insurance  policy that is required to be maintained from time to time under this Agreement.

      Residual Certificates:  As specified in the Preliminary Statement.

      Responsible Officer:  When used with respect to the Trustee,  any Vice President,  any
Assistant Vice President,  any Assistant  Secretary,  any Trust Officer or any other officer or employee of the Trustee  customarily  performing  functions similar to those performed by any of the above designated  officers and also to whom, with respect to a particular matter, such  matter  is  referred  because  of  such  officer's  or  employee's  knowledge  of  and
familiarity   with  the  particular   subject  and  in  each  case  who  shall  have  direct
responsibility for the administration of this Agreement.

      Rolling Three Month  Delinquency  Rate: For any  Distribution  Date,  will be equal to the average of the related  Delinquency  Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

      S&P:  Standard & Poor's Ratings  Services,  a division of The  McGraw-Hill  Companies,
Inc.  For  purposes of  Section 10.05(c)  the address for notices to S&P shall be Standard &
Poor's,  55 Water  Street,  41st  Floor,  New  York,  New York  10041,  Attention:  Mortgage
Surveillance  Monitoring,  or  such  other  address  as S&P  may  hereafter  furnish  to the
Depositor, the Servicer, the Back-Up Servicer and the Trustee.

      SAIF:  The Savings Association Insurance Fund, or any successor thereto.

      Scheduled  Payment:  The scheduled  monthly  payment on a Mortgage Loan due on any Due
Date allocable to principal  and/or  interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

      Securities Act:  The Securities Act of 1933, as amended.

      Seller:  DLJMC.

      Senior Certificates:  As specified in the Preliminary Statement.

      Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the numerator of which is the sum of the aggregate Class Principal Balance of the Subordinate  Certificates and the  Overcollateralization  Amount (which, for purposes of this definition  only,  shall not be less than zero), in each case prior to giving effect to payments  on such  Distribution  Date  (assuming  no Trigger  Event has  occurred),  and the denominator  of which is the  Aggregate  Loan  Balance  as of the first  day of the  related
Collection Period.

      Senior Principal  Payment Amount:  For any Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect  to such  Distribution
Date,  will be the amount,  if any, by which (x) the Class  Principal  Balance of the Senior
Certificates  immediately  prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 62.50%  and (ii) the  Aggregate Loan Balance for such  Distribution  Date and
(B) the amount,  if any, by which (i) the  Aggregate Loan Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Balance as of the Cut-off Date.

      Servicer:  Fremont  Investment  & Loan,  or such  Person's  successor(s),  as servicer hereunder, as the context may require.

      Servicer Employee:  As defined in Section 3.19 herein.

      Servicer  Remittance  Date: With respect to any Mortgage Loan and  Distribution  Date,
18th day of each month,  or if such 18th day is not a Business  Day, the first  Business Day immediately following such 18th day.

      Servicing  Advance:  All  reasonable  and customary "out of pocket" costs and expenses incurred in the  performance by the Servicer of its servicing  obligations,  including,  but not  limited  to, the cost  (including  reasonable  attorneys'  fees and  disbursements)  of
(i) the  preservation,   restoration  and  protection  of  a  Mortgaged  Property,  (ii) any enforcement or judicial proceedings,  including foreclosures,  and any litigation related to a  Mortgage  Loan,  (iii) the  management  and  liquidation  of any REO  Property  including reasonable  fees paid to any independent  contractor or Outsourcer in connection  therewith,
(iv) compliance with the obligations under Section 3.10 or 3.12,  (v) obtaining broker price opinions,  (vi) in connection with the liquidation of a Mortgage Loan, expenditures relating to the purchase or maintenance  of a first lien Mortgage  Loan, all of which  reasonable and customary  out-of-pocket  costs and expenses are  reimbursable to the Servicer to the extent provided in  Sections  3.07(d)(ii)  and  3.09(a)(iii),  (iv),  (vi) and (vii)  obtaining  or correcting  any legal  documentation  required  to be  included  in the  Mortgage  Files and reasonably necessary for the Servicer to perform its obligations under this Agreement.

      Servicing  Fee: As to each  Mortgage Loan and any  Distribution  Date, an amount equal to one month's  interest at the Servicing Fee Rate on the Stated  Principal  Balance of such
Mortgage Loan as of the Due Date related to such  Distribution  Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date),  subject to reduction as provided in Section 3.15.

      Servicing  Fee  Rate:  0.49%  per  annum  plus,  if  the  Back-up  Servicer  has  been terminated and no successor  Back-up  Servicer has been appointed,  an additional  0.01% per annum.

      Servicing  Officer:  With  respect  to the  Servicer,  any  officer  of the  Servicer, involved in, or responsible  for, the  administration  and servicing of the related Mortgage
Loans whose name and specimen  signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing  Date  pursuant to this  Agreement,  as such list may from time to time be amended and delivered to the Trustee.

      Startup Day:  The Closing Date.

      Stated Principal  Balance:  As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization  schedule at the time relating thereto (before any adjustment to such amortization  schedule by reason of any  moratorium  or similar  waiver or grace  period) after giving effect to any previous
Curtailments  and Liquidation  Proceeds  allocable to principal  (other than with respect to any  Liquidation  Mortgage  Loan) and to the payment of  principal  due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

      Stepdown  Date:  The  date  occurring  on the  later of (x) the  Distribution  Date in
September 2007  and  (y) the  first  Distribution  Date  on  which  the  Senior  Enhancement
Percentage  (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage  Loans  during the related  Collection  Period but before  giving effect to payments on the Certificates on such  Distribution  Date) is greater than or equal to 37.50%.

      Subordinate Certificates:  As specified in the Preliminary Statement.

      Subordinate  Group 1  Balance:  For any  Distribution  Date will be the Aggregate Loan
Group  Balance for Loan  Group 1 as of the first day of the related  Collection  Period less the Class Principal Balance of the Class A-1 Certificates.

      Subordinate  Group 2  Balance:  For any  Distribution  Date will be the Aggregate Loan
Group  Balance for Loan  Group 2 as of the first day of the related  Collection  Period less
the  aggregate   Class  Principal   Balances  of  the  Class A-2,   Class R  and  Class R-II
Certificates.

      Subordinate  Net Funds Cap: For any  Distribution  Date and the Class M-1,  Class M-2,
Class M-3,  Class M-4,  Class M-5,  Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4
Certificates,  will be a per annum rate equal to a weighted average of (i) the Class A-1 Net
Funds Cap and (ii) the Class A-2 Net Funds Cap for such Distribution  Date,  weighted on the basis of the Subordinate Group 1 Balance and Subordinate Group 2 Balance.

      Subservicer:  Any  Subservicer  which  is  subservicing  any  of  the  Mortgage  Loans pursuant to a Subservicing  Agreement.  Any subservicer  shall meet the  qualifications  set forth in Section 3.02.

      Subservicing  Agreement:  An agreement  between the Servicer and a Subservicer for the servicing of the Mortgage Loans identified thereunder.

      Subsidiary REMIC:  As specified in the Preliminary Statement.

      Substitution Adjustment Amount:  As defined in Section 2.03 herein.

      Target Amount:  As defined in Section 4.07(h) hereof.

      Targeted  Overcollateralization  Amount:  For  any  Distribution  Date  prior  to  the
Stepdown Date,  1.00% of the Aggregate Loan Balance as of the Cut-off Date;  with respect to any  Distribution  Date on or after the  Stepdown  Date and with  respect to which a Trigger
Event has not  occurred,  the greater of (a) 2.00% of the  Aggregate  Loan  Balance for such
Distribution  Date, or (b) 0.50% of the Aggregate Loan Balance as of the Cut-off Date;  with respect  to any  Distribution  Date on or after the  Stepdown  Date with  respect to which a
Trigger Event has occurred and is continuing, the Targeted  Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

      Telerate Page 3750:  The display  designated as page 3750 on Bridge  Telerate  Service
(or such other page as may replace page 3750 on that  service for the purpose of  displaying
London interbank offered rates of major banks).

      Transfer:  Any direct or  indirect  transfer  or sale of any  Ownership  Interest in a
Residual Certificate.

      Transferee:  Any Person who is  acquiring  by  Transfer  any  Ownership  Interest in a
Residual Certificate.

      Trigger  Event:  A Trigger  Event will occur for any  Distribution  Date if either (i)
the  Rolling  Three  Month  Delinquency  Rate as of the last day of the  related  Collection
Period equals or exceeds 40.0% of the Senior  Enhancement  Percentage for such  Distribution
Date or (ii) the cumulative  Realized Losses as a percentage of the original  Aggregate Loan
Balance on the Closing Date for such  Distribution  Date is greater than the  percentage set forth in the following table:

               Range of Distribution Dates        Percentage
               September 2007 - August 2008         2.75%*
               September 2008 - August 2009         4.25%*
               September 2009 - August 2010         5.50%*
               September 2010 - August 2011         6.00%*
               September 2011 and thereafter        6.25%

* The percentages set forth above are the percentages  applicable for the first Distribution
Date in the  corresponding  range of Distribution  Dates. The percentage for each succeeding
Distribution  Date in a range  increases  incrementally  by 1/12 of the positive  difference between  the  percentage  applicable  to the first  Distribution  Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

      Trust: The trust  established  pursuant to this Agreement  relating to the issuance of the CSFB Home Equity Pass-Through Certificates, Series 2004-FRE1.

      Trust Collateral:  As defined in Section 9.01.

      Trust Fund: The corpus of the trust created  hereunder  consisting of (i) the Mortgage
Loans and all interest and principal  received on or with respect  thereto after the Cut-off
Date,  other than such amounts which were due on the Mortgage Loans on or before the Cut-off
Date; (ii) the Collection  Account,  the Certificate Account and the Basis Risk Reserve Fund
and all amounts deposited  therein pursuant to the applicable  provisions of this Agreement;
(iii) property  which secured a Mortgage Loan and which has been acquired by  foreclosure or deed in lieu of foreclosure  after the Cut-off Date; (iv) the  Depositor's  rights under the
Assignment and  Assumption  Agreement and (v) all proceeds of the  conversion,  voluntary or involuntary, of any of the foregoing.

      Trustee:  U.S.  Bank  National  Association,  in its  capacity  as trustee  under this agreement and assigns in such capacity.

      Trustee  Auction  Fee:  The fee,  payable to the Trustee in an amount equal to $10,000 plus  out-of-pocket  expenses,  and the  Trustee  will use its  best  efforts  to keep  such expenses to a minimum.

      Trustee Fee:  The fee, if any,  payable to the Trustee on each  Distribution  Date for its  services  as Trustee  hereunder,  in an amount  equal to one twelfth of the Trustee Fee
Rate multiplied by the Stated Principal  Balance of the Mortgage Loans  immediately prior to such Distribution Date.

      Trustee Fee Rate:  0.0035% per annum.

      Underwriters'   Exemption:   Prohibited   Transaction   Exemption  2002-41,   67  Fed.
Reg. 54487  (2002),  as amended (or any successor  thereto),  or any  substantially  similar administrative exemption granted by the U.S. Department of Labor.

      Voting  Rights:  The  portion of the  voting  rights of all the  Certificates  that is allocated to any  Certificate for purposes of the voting  provisions of this  Agreement.  At all times  during the term of this  Agreement,  96% of all Voting  Rights shall be allocated among the  Class A-1,  Class A-2,  Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5,
Class M-6, Class B-1, Class B-2,  Class B-3 and Class B-4 Certificates.  The portion of such
96% Voting  Interests  allocated to the  Class A-1,  Class A-2,  Class M-1, Class M-2, Class
M-3,  Class  M-4,  Class  M-5,  Class M-6,  Class  B-1,  Class B-2,  Class B-3 and Class B-4
Certificates  shall be based on the fraction,  expressed as a  percentage,  the numerator of which is the aggregate  Class  Principal  Balance then  outstanding  and the  denominator of
which  is  the  Class  Principal  Balance  of  all  such  Classes  then   outstanding.   The
Class A-IO-1,  Class A-IO-2, the Class X-1 Certificates and the Class X-2 Certificates shall each be  allocated 1% of the Voting  Rights.  Voting  Rights  shall be  allocated  among the
Certificates  within  each  such  Class  in  accordance  with  their  respective  Percentage
Interests.  The Class R and Class R-II shall have no voting rights.

SECTION 1.02      Interest Calculations.

      Interest  on the  LIBOR  Certificates  and  the  Class A-IO-2  Certificates  shall  be calculated  on the basis of a  360-day  year and the  actual  number  of days  elapsed.  The calculation  of  all  fees  and  interest  on the  Class A-IO-1  Certificates,  the  Class X
Certificates  and on each Lower Tier  Interest  shall be made on the basis of a 360-day year consisting  of twelve  30-day  months.  All dollar  amounts  calculated  hereunder  shall be rounded to the nearest penny with one-half of one penny being rounded down.

                                        ARTICLE II

                               CONVEYANCE OF MORTGAGE LOANS;

                               REPRESENTATIONS AND WARRANTIES

SECTION 2.01      Conveyance of Mortgage Loans.

(a)   The  Depositor,  concurrently  with the execution and delivery  hereof,  hereby sells, transfers,  assigns, sets over and otherwise conveys to the Trustee in trust for the benefit of the  Certificateholders,  without  recourse,  all the right,  title and  interest  of the
Depositor in and to  (i) subject  to  Section 6.04(b),  each  Mortgage  Loan,  including all interest and principal  received or  receivable  on or with respect to such  Mortgage  Loans after the  Cut-off  Date and all  interest  and  principal  payments on the  Mortgage  Loans received prior to the Cut-off Date in respect of  installments of interest and principal due thereafter,  but not  including  payments of  principal  and interest due and payable on the
Mortgage Loans on or before the Cut-off Date;  (ii) any insurance policies in respect of the
Mortgage Loans;  (iii) the Depositor's rights under the Assignment and Assumption Agreement;
and (iv) all proceeds of any of the foregoing.

            It is agreed and  understood by the  Depositor,  the Seller,  the Servicer,  the
Back-up  Servicer and the Trustee that it is not intended that any Mortgage Loan be included in the Trust  Fund  that is a  "High-Cost  Home  Loan" as  defined  in the New  Jersey  Home
Ownership  Act,  effective as of November 27, 2003, or The Home Loan  Protection  Act of New
Mexico, effective as of January 1, 2004.

(b)   In  connection  with the transfer and  assignment  set forth in clause (a) above,  the
Depositor  has  delivered or caused to be delivered to the  Custodian for the benefit of the
Certificateholders,  the  documents  and  instruments  with respect to each Mortgage Loan as assigned:

(i)   the electronic Mortgage Loan Schedule;

(ii)  (A)         the  original  Mortgage  Note  bearing all  intervening  endorsements  and including any riders to the Mortgage  Note,  endorsed "Pay to the order of __________, without  recourse" and signed in the name of the last named  endorsee by an authorized officer, or

(B)   with  respect  to any Lost  Mortgage  Note,  a lost note  affidavit  stating  that the original  Mortgage  Note was  lost or  destroyed,  together  with a copy of such
            Mortgage Note;

(iii) the original of any guarantee executed in connection with the Mortgage Note (if any);

(iv)  for each Mortgage Loan that is not a MERS Mortgage Loan, the original  Mortgage,  with evidence of recording thereon,  or copies certified by the related recording office or if the original  Mortgage has not yet been returned from the recording  office, a copy certified  by or on behalf  of the  Seller  indicating  that  such  Mortgage  has been delivered  for  recording  (the return  directions  for the original  Mortgage  should indicate,  when  recorded,  mail to the Seller) and in the case of each MERS  Mortgage
      Loan, the original  Mortgage,  noting the presence of the MIN of the related  Mortgage
      Loan  and  either  language  indicating  that the  Mortgage  Loan is a MOM Loan if the
      Mortgage  Loan  is a MOM  Loan  or if  the  Mortgage  Loan  was  not  a  MOM  Loan  at
      origination,  the original Mortgage and the assignment  thereof to MERS, with evidence of  recording  indicated  thereon or a copy of the  Mortgage  certified  by the public recording office in which such Mortgage has been recorded;

(v)   the originals of all assumption,  modification,  consolidation or extension agreements
      (or,  if an  original  of any of  these  documents  has not  been  returned  from  the recording  office,  a copy  thereof  certified  by or on  behalf  of the  Seller,  the original to be delivered  to the Seller  forthwith  after  return from such  recording office) with evidence of recording thereon, if any;

(vi)  for each Mortgage Loan that is not a MERS Mortgage  Loan,  the original  Assignment of
      Mortgage as appropriate, in recordable form, for the Mortgage Loan assigned in blank;

(vii) for each  Mortgage  Loan that was not a MERS  Mortgage  Loan at its  origination,  the originals of all  intervening  Assignments  of Mortgage,  showing a complete  chain of assignment  from the  originator  of such  Mortgage  Loan to the Person  assigning the
      Mortgage  to  the  Trustee,  including  warehousing  assignments,   with  evidence  of
      recording  on each  such  Assignment  of  Mortgage  (or,  if an  original  intervening
      Assignment  of  Mortgage  has not been  returned  from the  recording  office,  a copy thereof  certified by or on behalf of the Seller,  the original to be delivered to the
      Trustee forthwith after return from such recording office); and

(viii)      the original  mortgage title insurance policy, or if the policy has not yet been issued,  an original or copy of a marked-up  written  commitment  or a pro forma title insurance policy marked as binding and  countersigned  by the title insurance  company or its authorized agent either on its face or by an acknowledged  closing  instruction or escrow letter.

      In addition,  in connection  with the assignment of any MERS Mortgage Loan, the Seller agrees that it will cause, at the Seller's  expense,  the MERS® System to indicate that such
Mortgage  Loans have been  assigned  by the Seller to the  Trustee in  accordance  with this
Agreement for the benefit of the  Certificateholders  by including (or deleting, in the case of Mortgage Loans which are  repurchased or substituted in accordance  with this  Agreement)
the information  required by the MERS® System to (a) identify  the Trustee and  (b) identify the series of the  Certificates  issued in connection with such Mortgage Loans.  The Trustee shall  confirm,  or cause  the  Custodian  to  confirm,  on the Final  Certification  of the
Custodian  that such  assignment  has occurred.  The Seller further agrees that it will not, and will not permit the  Servicer to, and the  Servicer  agrees that it will not,  alter the information  referenced in this  paragraph with respect to any Mortgage Loan during the term of this  Agreement  unless and until such Mortgage Loan is  repurchased  or  substituted  in accordance with the terms of this Agreement.

      If the Seller  delivers  certified  copies of any document or instrument  set forth in
Section 2.01(b)  to the Custodian  because of a delay caused by the public  recording office in returning any recorded  document,  the Seller shall deliver to the  Custodian,  within 60 days of the Closing  Date,  an Officer's  Certificate  which shall (i) identify the recorded document,  (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office,  and (iii) state the amount of time generally  required  by the  applicable  recording  office to record  and  return a document submitted for recordation.

      In the event that in connection  with any Mortgage Loan the Depositor  cannot  deliver
(a) for a Mortgage Loan that is not a MERS Mortgage  Loan, the original  recorded  Mortgage,
(b) all  interim  recorded  assignments or (c) the lender's title policy  (together with all riders  thereto)  satisfying  the  requirements  set  forth  above,  concurrently  with  the execution  and delivery  hereof  because such  document or documents  have not been returned from the  applicable  public  recording  office in the case of clause (a) or (b)  above,  or because  the title  policy  has not been  delivered  to the Seller or the  Depositor  by the applicable  title  insurer in the case of clause (c) above,  the  Depositor  shall  promptly deliver to the Custodian,  in the case of clause (a) or (b) above, such original Mortgage or such interim  assignment,  as the case may be, with evidence of recording  indicated thereon upon receipt thereof from the public  recording  office,  or a copy thereof,  certified,  if appropriate,  by the relevant  recording office and in the case of (c) above,  such original title policy  (together with all riders  thereto),  upon receipt from the  applicable  title insurer.

      As promptly as practicable  subsequent to such transfer and assignment and delivery to it of each Assignment of Mortgage  pursuant to clause (vi) above,  and in any event,  within thirty (30) days  thereafter,  the Trustee  shall (at the  Seller's  expense)  (i) affix the
Trustee's  name to each  Assignment of Mortgage,  as the assignee  thereof,  (ii) cause such
Assignment  of Mortgage to be  completed  in proper form for  recording  in the  appropriate public office for real property  records  within thirty (30) days after receipt  thereof and
(iii)  cause to be  delivered  for  recording  in the  appropriate  public  office  for real property  records the Assignments of Mortgages to the Trustee,  except that, with respect to any  Assignment  of  Mortgage  as to which the  Trustee  has not  received  the  information required  to  prepare  such  Assignment  of  Mortgage  in  recordable  form,  the  Trustee's obligation  to do so and to  deliver  the  same  for  such  recording  shall  be as  soon as practicable  after  receipt of such  information  and in any event  within  thirty (30) days after the receipt  thereof,  and the Trustee need not cause to be recorded any Assignment of
Mortgage  referred  to in  clause  (vi)  above  which  relates  to a  Mortgage  Loan  in any jurisdiction  under the laws of which,  as evidenced  by an Opinion of Counsel  delivered by the Seller (at the Seller's  expense) to the Trustee  within twenty (20) days of the Closing
Date,  acceptable to the Rating Agencies,  the recordation of such Assignment of Mortgage is not necessary to protect the Trustee's and the  Certificateholders'  interest in the related
Mortgage Loan.

SECTION 2.02      Acceptance by the Trustee of the Mortgage Loans.

(a)   The  Trustee   acknowledges  receipt  of  the  documents  identified  in  the  Initial
Certification  in the form annexed  hereto as Exhibit G and declares  that it holds and will hold or will cause its agent to hold such documents and the other documents  delivered to it constituting  the Mortgage Files,  and that it holds or will hold or will cause its agent to hold such other assets as are  included in the Trust Fund,  in trust for the  exclusive  use and benefit of all present and future  Certificateholders.  The Trustee acknowledges that it or the Custodian  will maintain  possession of the Mortgage  Notes in the State of Illinois, as directed by the Seller, unless otherwise permitted by the Rating Agencies.

      The Trustee  agrees to deliver as of 10:00 a.m. (New York time) on the Closing Date to the  Depositor  and the  Servicer an Initial  Certification  from the  Custodian in the form annexed  hereto as  Exhibit  G.  Based on its  review  and  examination,  and only as to the documents  identified in each such Initial  Certification,  the Custodian  acknowledges that such  documents  appear  regular on their face and relate to such Mortgage Loan. The Trustee shall  be under  no duty or  obligation  to  inspect,  review  or  examine  said  documents, instruments,  certificates  or  other  papers  to  determine  that  the  same  are  genuine, enforceable  or  appropriate  for the  represented  purpose or that they have  actually been recorded in the real estate  records or that they are other than what they  purport to be on their face.

      Not later  than 90 days after the  Closing  Date,  the  Trustee  shall  deliver to the
Depositor,  the Seller and the Servicer a Final  Certification in the form annexed hereto as
Exhibit H, with any applicable exceptions noted thereon.

      If, in the course of such review,  the Trustee is notified by the  Custodian  that any document  constituting  a part  of a  Mortgage  File  does  not  meet  the  requirements  of
Section 2.01,  the Trustee  shall cause the  Custodian  to list such as an  exception in the
Final Certification;  provided,  however,  that the Trustee shall not make any determination as to whether (i) any  endorsement  is sufficient to transfer all right,  title and interest of the party so endorsing,  as noteholder or assignee thereof,  in and to that Mortgage Note or (ii) any  assignment is in recordable  form or is sufficient to effect the  assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

      The Seller shall promptly  correct or cure such defect within 90 days from the date it is so  notified  of such  defect  and,  if the Seller  does not  correct or cure such defect within such period,  the Seller shall either (i) substitute for the related  Mortgage Loan a
Qualified  Substitute  Mortgage Loan, which substitution shall be accomplished in the manner and subject to the  conditions  set forth in  Section 2.03,  or (ii)  purchase such Mortgage
Loan from the  Trustee  within 90 days from the date the Seller was  notified of such defect in writing at the Repurchase  Price of such Mortgage Loan;  provided,  however,  that if the cure,  substitution  or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate  recording office, then the Seller shall be given 720 days from the Closing  Date to cure such defect or  substitute for, or repurchase such Mortgage Loan; and further  provided,  that the Seller shall have no liability  for  recording  any  Assignment  of  Mortgage  in favor of the Trustee or for the
Trustee's  failure to record  such  Assignment  of  Mortgage,  and the  Seller  shall not be obligated to repurchase  or cure any Mortgage  Loan as to which such  Assignment of Mortgage is not recorded.  The Trustee shall deliver  written notice to each Rating Agency within 270 days from the Closing Date  indicating  each Mortgage (a) which has not been returned by the appropriate  recording office or (b) as to which there is a dispute as to location or status of such Mortgage.  Such notice shall be delivered every 90 days thereafter until the related
Mortgage is returned to the Trustee or Custodian.  Any such substitution  effected more than
90 days  after the Closing  Date shall not be effected  prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05  hereof and any substitution shall not be effected  prior to the additional  delivery to the Trustee,  or the Custodian on its behalf, of a Request for Release  substantially  in the form of Exhibit M and the Mortgage  File for any such Qualified  Substitute  Mortgage  Loan.  The Repurchase  Price for any such Mortgage
Loan shall be deposited by the Seller in the  applicable  Collection  Account on or prior to the Business Day  immediately  preceding the  Distribution  Date in the month  following the month of  repurchase  and,  upon  receipt of such  deposit and  certification  with  respect thereto in the form of Exhibit M hereto, the Trustee, or the Custodian on its behalf,  shall release  the  related  Mortgage  File to the Seller and shall  execute  and  deliver at such entity's  request such  instruments  of transfer or assignment  prepared by such entity,  in each case without  recourse,  as shall be  necessary to vest in such entity,  or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

      If pursuant to the preceding  paragraph the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Servicer shall, at the Seller's expense,  either (i) cause MERS to execute and deliver an Assignment  of Mortgage in  recordable  form to transfer the Mortgage from MERS to the Seller and shall cause such  Mortgage to be removed  from  registration  on the MERS®  System in  accordance  with  MERS'  rules and  regulations  or (ii) cause MERS to designate on the MERS® System the Seller as the beneficial holder of such Mortgage Loan.

(b)   It is understood and agreed that the obligation of the Seller to cure,  substitute for or to repurchase  any Mortgage  Loan which does not meet the  requirements  of  Section 2.01 shall  constitute  the sole remedy  respecting  such defect  available to the  Trustee,  the
Depositor and any Certificateholder against the Seller.

(c)   All of the  Mortgage  Files  are  being  held  pursuant  to the  Custodial  Agreement.
Notwithstanding  anything to the contrary  contained herein,  the parties hereto acknowledge that the functions of the Trustee with respect to the custody,  acceptance,  inspection  and release of the  Mortgage  Files  pursuant to  Sections  2.01,  2.02,  2.05 and 3.12 shall be performed by the Custodian.  At the expense of DLJMC, the Trustee,  from time to time, shall instruct or cause the  instruction  of the  Custodian to deliver the  Mortgage  Files to the
Trustee for completion and recordation of the Assignments of Mortgage.

SECTION 2.03      Representations  and  Warranties  of the  Seller,  the  Servicer  and the
                        Back-Up Servicer.

(a)   Each of DLJMC,  the  Servicer , and the Back-Up  Servicer,  in its capacity as Seller,
Servicer  or  Servicer,  or  Back-Up  Servicer,  as  applicable,  hereby  makes on behalf of themselves the  representations  and warranties set forth in Schedule IIA,  Schedule IIB and
Schedule  IIC  hereto,  respectively,  and by this  reference  incorporated  herein,  to the
Depositor and the Trustee,  as of the Closing Date,  or if so specified  therein,  as of the
Cut-off Date.

(b)   DLJMC, in its capacity as Seller,  hereby makes the representations and warranties set forth in Schedule III to the Depositor and the Trustee,  as of the Closing Date, or the date specified  therein,  with respect to the Mortgage Loans identified on Schedule I hereto. Any breach of the  representation and warranty set forth in clauses (xx) and (xxiii) of Schedule
III  hereto  shall be  deemed  to  materially  and  adversely  affect  the  interest  of the
Certificateholders  in that Mortgage  Loan,  notwithstanding  the Seller's lack of knowledge with respect to the substance of such representation and warranty.

(c)   If with  respect to any  Mortgage  Loan less than  thirty  days  delinquent  as of the
Cut-off Date (i) the obligor of such Mortgage  Loan fails to make its Scheduled  Payment due during the period  commencing  on the second day of the month  preceding  the month in which the Cut-off Date occurs and ending on the Cut-off Date and (ii) such  Mortgage  Loan becomes
30 days or more delinquent with respect to such Scheduled Payment,  then the Seller shall be deemed to have  automatically  breached the  representation and warranty set forth in clause
(iv) of Schedule III hereto;  provided,  however, that once such representation and warranty is breached with respect to Mortgage Loans  exceeding 3% of the Aggregate Loan Balance as of the Cut-off Date, then such  representation  and warranty shall not be deemed  automatically breached  with respect to any  additional  Mortgage  Loans.  The  Servicer  shall notify the
Seller and the Trustee of any such  delinquency.  In  connection  with any such  delinquency and automatic  breach  relating to the Mortgage Loans  constituting  not more than 3% of the
Aggregate  Loan  Balance,  the  Seller  shall be  required  to replace  all such  delinquent
Mortgage Loans with  Qualified  Substitute  Mortgage Loans in accordance  with the terms and provisions  of  Section 2.03(d)  below on or  before  the  October  2004  Distribution  Date
(without regard to any reference in  Section 2.03(d)  below to a "90-day" period).  A breach may  exist  for  purposes  of  Section 2.03(d),  notwithstanding  the  non-existence  of  an automatic breach for purposes of this Section 2.03(c).

(d)   Upon  discovery  by any of the  parties  hereto  of a breach  of a  representation  or warranty  made  pursuant  to  Section 2.03(b)  that  materially  and  adversely  affects the interests of the  Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice  thereof to the other  parties.  The Seller hereby  covenants  that within 90 days of the earlier of its  discovery  or its  receipt of written  notice from any party of a breach of any  representation or warranty made by it pursuant to  Section 2.03(b)
which  materially  and  adversely  affects  the value of the  related  Mortgage  Loan or the interests of the  Certificateholders,  it shall cure such breach in all  material  respects, and if such breach is not so cured,  shall,  (i) if such 90-day period  expires prior to the second  anniversary  of the Closing Date,  remove such  Mortgage  Loan (a "Deleted  Mortgage
Loan")  from the Trust Fund and  substitute  in its place a  Qualified  Substitute  Mortgage
Loan,  in the  manner and  subject  to the  conditions  set forth in this  Section;  or (ii)
repurchase  the affected  Mortgage Loan or Mortgage Loans from the Trustee at the Repurchase
Price in the manner set forth below; provided,  however, that any such substitution pursuant to (i) above  shall not be effected  prior to the  delivery to the Trustee of the Opinion of
Counsel required by Section 2.05  hereof, if any, and any such substitution  pursuant to (i)
above shall not be  effected  prior to the  additional  delivery to the Trustee of a Request for  Release  substantially  in the form of  Exhibit  M and the  Mortgage  File for any such
Qualified  Substitute  Mortgage Loan.  The Seller shall promptly  reimburse the Servicer and the Trustee for any actual  out-of-pocket  expenses  reasonably  incurred by the Servicer or the Trustee in respect of  enforcing  the  remedies  for such  breach.  With  respect to any representation  and  warranty  described in this  Section which  are made to the best of the
Seller's knowledge,  if it is discovered by either the Depositor,  the Seller or the Trustee that the substance of such  representation  and warranty is inaccurate  and such  inaccuracy materially and adversely  affects the value of the related Mortgage Loan or the interests of the Certificateholders therein,  notwithstanding the Seller's lack of knowledge with respect to the  substance of such  representation  or warranty,  such  inaccuracy  shall be deemed a breach of the applicable representation or warranty.

      With respect to any  Qualified  Substitute  Mortgage  Loan or Loans,  the Seller shall deliver to the Trustee for the benefit of the  Certificateholders  the  Mortgage  Note,  the
Mortgage,  the related  assignment of the Mortgage,  and such other documents and agreements as are  required by  Section 2.01(b),  with the  Mortgage  Note  endorsed  and the  Mortgage assigned as required by  Section 2.01.  Scheduled  Payments  due with  respect to  Qualified
Substitute  Mortgage Loans in the Collection  Period related to the Distribution Date in the month of  substitution  shall  not be part of the  Trust  Fund and will be  retained  by the
Seller.  For the month of  substitution,  distributions to  Certificateholders  will include the Scheduled  Payment due on any Deleted  Mortgage Loan for the related  Collection  Period and  thereafter  the Seller  shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage Loan.  The Seller shall amend the related  Mortgage Loan Schedule for the benefit of the  Certificateholders  to reflect the removal of such Deleted Mortgage Loan and the  substitution  of the  Qualified  Substitute  Mortgage  Loan or Loans and the Seller
shall deliver the amended Mortgage Loan Schedule to the Trustee,  the Servicer,  the Back-Up
Servicer and the Depositor.  Upon such substitution,  the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this  Agreement  in all  respects,  and the Seller shall be deemed to have made with  respect to such  Qualified  Substitute  Mortgage  Loan or
Loans, as of the date of substitution,  the  representations and warranties made pursuant to
Section 2.03(b)  with respect to such  Mortgage  Loan.  Upon any such  substitution  and the deposit to the applicable  Collection Account of the amount required to be deposited therein in connection with such  substitution as described in the following  paragraph,  the Trustee shall or shall cause the  applicable  Custodian  to release the  Mortgage  File held for the benefit of the  Certificateholders  relating to such Deleted Mortgage Loan to the Seller and shall  execute  and  deliver at the  Seller's  direction  such  instruments  of  transfer or assignment  prepared by the Seller, in each case without recourse,  as shall be necessary to vest title in the Seller,  or its designee,  the Trustee's  interest in any Deleted Mortgage
Loan substituted for pursuant to this Section 2.03.

      For any  month  in which  the  Seller  substitutes  one or more  Qualified  Substitute
Mortgage  Loans for one or more Deleted  Mortgage  Loans,  the Servicer  will  determine the amount (if any) by which the aggregate  principal  balance of all such Qualified  Substitute
Mortgage Loans as of the date of  substitution is less than the aggregate  Stated  Principal
Balance of all such Deleted  Mortgage Loans (after  application  of the scheduled  principal portion  of the  monthly  payments  due in the month of  substitution).  The  amount of such shortage (the "Substitution  Adjustment  Amount") plus an amount equal to the sum of (i) the aggregate of any unreimbursed  Advances with respect to such Deleted Mortgage Loans and (ii)
any costs and damages actually  incurred and paid by or on behalf of the Trust in connection with any breach of the  representation  and  warranty set forth in Schedule III (xxi) as the result of a violation  of a predatory or abusive  lending law  applicable  to such  Mortgage
Loan shall be deposited in the applicable  Collection Account by the Seller on or before the
Business Day immediately  preceding the Servicer Remittance Date in the month succeeding the calendar  month during which the related  Mortgage  Loan became  required to be purchased or replaced hereunder.

      One or more  mortgage  loans  may be  substituted  for one or  more  Deleted  Mortgage
Loans.  The  determination  of whether a mortgage  loan is a Qualified  Substitute  Mortgage
Loan may be  satisfied  on an  individual  basis.  Alternatively,  if more than one mortgage loan is to be substituted for one or more Deleted  Mortgage Loans,  the  characteristics  of such  mortgage  loans and Deleted  Mortgage  Loans shall be  aggregated  or  calculated on a weighted  average  basis,  as  applicable,  in  determining  whether such mortgage loans are
Qualified Substitute Mortgage Loans.

      In the event that the Seller shall have  repurchased a Mortgage  Loan,  the Repurchase
Price therefor shall be deposited in the Collection  Account  pursuant to Section 3.06 on or before the Business Day  immediately  preceding  the Servicer  Remittance  Date in the month following  the month during which the Seller  became  obligated  hereunder to  repurchase or replace such  Mortgage Loan and upon such deposit of the  Repurchase  Price and receipt of a
Request for Release in the form of Exhibit M hereto,  the Trustee shall release or cause the
Custodian   to  release   the   related   Mortgage   File  held  for  the   benefit  of  the
Certificateholders  to such  Person,  and the  Trustee  shall  execute  and  deliver at such
Person's  direction such instruments of transfer or assignment  prepared by such Person,  in each case without recourse,  as shall be necessary to transfer title from the Trustee. It is understood  and  agreed  that the  obligation  under this  Agreement  of any Person to cure, repurchase  or  substitute  any  Mortgage  Loan as to which a  breach  has  occurred  and is continuing  shall  constitute  the sole remedy against such Persons  respecting  such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

      The  representations  and warranties made pursuant to this Section 2.03  shall survive delivery  of the  respective  Mortgage  Files to the  Trustee,  or to the  Custodian  on the
Trustee's behalf, for the benefit of the Certificateholders.

SECTION 2.04      Representations and Warranties of the Depositor as to the Mortgage Loans.

      The  Depositor  hereby  represents  and  warrants to the Trustee  with respect to each
Mortgage  Loan that,  as of the Closing  Date,  assuming good title has been conveyed to the
Depositor,  the Depositor had good title to the Mortgage Loans and Mortgage  Notes,  and did not  encumber  the Mortgage  Loans  during its period of  ownership  thereof,  other than as contemplated by the Agreement.

      It is understood and agreed that the  representations and warranties set forth in this
Section 2.04  shall  survive  delivery  of the  Mortgage  Files  to the  Trustee,  or to the
Custodian on the Trustee's behalf.

SECTION 2.05      Delivery of Opinion of Counsel in Connection with Substitutions.

(a)   Notwithstanding any contrary provision of this Agreement,  no substitution pursuant to
Section 2.02  shall be made more than 90 days  after the  Closing  Date  unless  the  Seller delivers to the Trustee an Opinion of Counsel,  which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund,  addressed  to the  Trustee,  to the effect that such  substitution  will not (i)  result in the  imposition  of the tax on  "prohibited transactions"  on the Trust Fund or  contributions  after the  Startup  Date,  as defined in
Sections  860F(a)(2)  and  860G(d)  of the  Code,  respectively,  or (ii)  cause  any  REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

(b)   Upon  discovery  by the  Depositor,  the Seller,  the Servicer or the Trustee that any
Mortgage  Loan  does  not   constitute  a  "qualified   mortgage"   within  the  meaning  of
Section 860G(a)(3)  of the Code, the party  discovering such fact shall promptly (and in any event within five (5) Business Days of discovery)  give written  notice thereof to the other parties.  In connection  therewith,  the Trustee  shall require the Seller,  at the Seller's option,  to either  (i) substitute,  if the  conditions in  Section 2.03(d)  with respect to substitutions are satisfied,  a Qualified Substitute Mortgage Loan for the affected Mortgage
Loan, or (ii) repurchase the affected  Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage  Loan for a breach of  representation  or  warranty  made pursuant to  Section 2.03.  The Trustee shall reconvey to the Seller the Mortgage Loan to be released  pursuant hereto in the same manner,  and on the same terms and  conditions,  as it would a Mortgage Loan  repurchased for breach of a representation  or warranty  contained in
Section 2.03.

SECTION 2.06      Execution and Delivery of Certificates.

      The  Trustee  acknowledges  receipt by the  Custodian  on its behalf of the  documents identified  in the Initial  Certification  in the form  annexed  hereto as Exhibit G and the amounts  required to be deposited  into the Basis Risk Reserve Fund and,  concurrently  with such  receipt,  has  executed  and  delivered  to or upon the  order of the  Depositor,  the
Certificates  in  authorized  denominations  evidencing  directly or  indirectly  the entire ownership  of the Trust Fund.  The Trustee  agrees to hold the Trust Fund and  exercise  the rights  referred  to  above  for the  benefit  of all  present  and  future  Holders  of the
Certificates and to perform the duties set forth in this Agreement according to its terms.

SECTION 2.07      REMIC Matters.

      The Preliminary  Statement sets forth the designations  and "latest possible  maturity date" for federal  income tax purposes of all interests  created  hereby.  The "Startup Day"
for purposes of the REMIC  Provisions  shall be the Closing Date.  The "tax matters  person"
with  respect to each REMIC  hereunder  other than the Pooling  REMIC shall be the holder of the Class R  Certificate.  The tax matters person with respect to the Pooling REMIC shall be the  holder of the  Class R-II  Certificate.  The  Trustee  on behalf of the  holders of the
Class R and  Class R-II  Certificates  shall act as agent for the "tax  matters  person." By its  acceptance  of a Class R or  Class R-II  Certificate,  each holder  thereof  shall have agreed to such  appointment  and shall have  consented to the  appointment of the Trustee as its agent to act on behalf of each REMIC pursuant to the specific  duties  outlined  herein.
Each REMIC's fiscal year shall be the calendar year.

SECTION 2.08      Covenants of the Servicer.

      The Servicer hereby covenants to the Depositor,  and the Trustee for itself only, that no  written  information,  certificate  of an  officer,  statement  furnished  in writing or written  report  delivered to the  Depositor,  any affiliate of the Depositor or the Trustee and prepared by the Servicer  pursuant to this Agreement  will contain any untrue  statement of a material fact.

SECTION 2.09      Conveyance of Pooling REMIC Regular  Interests,  Subsidiary REMIC Regular
                        Interests and Intermediate  REMIC Regular  Interests and Acceptance
                        of  Master  REMIC,  Respectively,  by  the  Trustee;  Issuance  of
                        Certificates.

(a)   The  Depositor,  concurrently  with the  execution  and delivery  hereof,  does hereby transfer,  assign,  set over and otherwise  convey in trust to the Trustee without  recourse all the right,  title and interest of the Depositor in and to the Lower Tier Interest in the
Pooling REMIC,  Subsidiary  REMICs and Intermediate  REMIC for the benefit of the holders of the  Certificates.  The Trustee  acknowledges  receipt of such Lower Tier  Interests (all of which are  uncertificated)  and  declares  that it holds and will hold the same in trust for the exclusive  use and ultimate  benefit of the holders of the  Certificates.  The interests evidenced by the Class R  Certificate,  together with the Regular  Certificates,  constitute the entire beneficial ownership interest in the Master REMIC.

(b)   Concurrently  with (i) the  assignment  and  delivery  to the  Trustee of the  Pooling
REMIC,  the Subsidiary  REMIC and the  Intermediate  REMIC and the acceptance by the Trustee thereof, pursuant to Section 2.01,  Section 2.02 and Section 2.09(a) and (ii) the assignment and delivery to the Trustee of the Master REMIC  (including  the residual  interest  therein represented  by the Class R  Certificate)  and the  acceptance by the Trustee  thereof,  the
Trustee,  pursuant to the  written  request of the  Depositor  executed by an officer of the
Depositor, has executed,  authenticated and delivered to or upon the order of the Depositor, the Class R and Class R-II Certificates in authorized  denominations evidencing the residual interest in the Pooling REMIC, in the case of the Class R-II Certificates,  and the residual interest in the Subsidiary  REMIC, the Intermediate  REMIC and the Master REMIC, in the case of the Class R Certificates.

                                         ARTICLE III

                                ADMINISTRATION AND SERVICING

                                     OF MORTGAGE LOANS

SECTION 3.01      Servicer to Service the Mortgage Loans.

      For  and  on  behalf  of  the  Certificateholders,  the  Servicer  shall  service  and administer  the  Mortgage  Loans in  accordance  with the terms of this  Agreement  and with
Accepted  Servicing  Practices.  In connection with such servicing and administration of the
Mortgage  Loans,  the  Servicer  shall have full power and  authority,  acting  alone and/or through  Subservicers as provided in Section 3.02  hereof, to do or cause to be done any and all things that it may deem  necessary or desirable in  connection  with such  servicing and administration,  including but not limited to, the power and authority, subject to the terms hereof (i) to execute and  deliver,  on behalf of the  Certificateholders  and the  Trustee, customary  consents  or waivers  and other  instruments  and  documents,  (ii) to consent to transfers of any  Mortgaged  Property  and  assumptions  of the  Mortgage  Notes and related
Mortgages  (but  only in the  manner  provided  in this  Agreement),  (iii) to  collect  any
Insurance Proceeds,  other Liquidation  Proceeds and other Recoveries and (iv) to effectuate foreclosure  or other  conversion of the ownership of the  Mortgaged  Property  securing any
Mortgage  Loan,  provided that the Servicer  shall not take any action that is  inconsistent with  or  prejudices  the  interests  of the  Trust  Fund or the  Certificateholders  in any
Mortgage  Loan  or  the  rights  and  interests  of  the  Depositor,   the  Trustee  or  the
Certificateholders  under this  Agreement.  The  Servicer  shall  represent  and protect the interests of the Trust Fund in the same manner as it protects its own  interests in mortgage loans in its own  portfolio  in any claim,  proceeding  or  litigation  regarding a Mortgage
Loan,  and shall not make or permit any  modification,  waiver or  amendment of any Mortgage
Loan which  would cause any REMIC  hereunder  to fail to qualify as a REMIC or result in the imposition  of any  tax  under  Section 860F(a)  or  Section 860G(d)  of the  Code.  Without
limiting the  generality of the foregoing,  the Servicer,  in its own name or in the name of the Depositor and the Trustee,  in the Servicer's full discretion,  is hereby authorized and empowered by the  Depositor  and the Trustee and granted a limited  power of attorney by the
Trustee,  when the Servicer believes it appropriate in its reasonable  judgment,  to execute and deliver,  on behalf of the Trustee,  the  Depositor,  the  Certificateholders  or any of
them,  any and all  instruments  of  satisfaction  or  cancellation,  or of  partial or full release or  discharge  and all other  comparable  instruments,  with respect to the Mortgage
Loans, and with respect to the Mortgaged  Properties-related  to Mortgage Loans held for the benefit of the  Certificateholders.  The Servicer shall prepare and deliver to the Depositor and/or the Trustee  such  documents  requiring  execution  and delivery by either or both of them as are necessary or  appropriate  to enable the Servicer to service and  administer the
Mortgage  Loans to the extent that the Servicer is not permitted to execute and deliver such documents  pursuant  to  the  preceding  sentence.  Upon  receipt  of  such  documents,  the
Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.

      In  accordance  with the  standards of the  preceding  paragraph,  the Servicer  shall advance or cause to be advanced  funds as necessary for the purpose of effecting the payment of taxes and  assessments  on the Mortgaged  Properties,  which  advances  shall  constitute
Servicing Advances and shall be reimbursable in the first instance from related  collections from the  Mortgagors  pursuant to  Section 3.06,  and  further as provided in  Section 3.09;
provided that no Servicing  Advance shall be made if it would be a  Nonrecoverable  Advance.
The costs  incurred by the Servicer,  if any, in effecting the timely  payments of taxes and assessments on the Mortgaged  Properties and related  insurance  premiums shall not, for the purpose of calculating  monthly  distributions  to the  Certificateholders,  be added to the
Stated Principal Balances,  notwithstanding  that the terms of the related Mortgage Loans so permit.

      The Servicer of such  Mortgage  Loans agrees that,  with respect to the  Mortgagors of such Mortgage Loans, the Servicer for each Mortgage Loan shall fully furnish,  in accordance with the Fair Credit Reporting Act and its implementing  regulations,  accurate and complete information  on its  borrower  credit  files to Equifax,  Experian  and Trans  Union  Credit
Information Company on a monthly basis.

      The Servicer  hereby  acknowledges  that,  to the extent the  Servicer has  previously serviced some or all of the Mortgage  Loans  pursuant to another  servicing  agreement,  the provisions  contained in this Agreement  shall  supersede the  provisions  contained in such other servicing agreement.

      The  Servicer  is  authorized  and  empowered  by  the  Trustee,   on  behalf  of  the
Certificateholders and the Trustee, in its own name or in the name of any Subservicer,  when the Servicer or any  Subservicer,  as the case may be,  believes it  appropriate in its best judgment to register any Mortgage  Loan on the MERS®  System,  or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver,  on behalf of the  Trustee  and  the  Certificateholders  or any of  them,  any  and  all  instruments  of assignment and other comparable  instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS,  solely as nominee for the Trustee and its successors and assigns.

SECTION 3.02      Subservicing; Enforcement of the Obligations of Subservicers.

(a)   The Mortgage  Loans may be  subserviced  by a Subservicer on behalf of the Servicer in accordance with the servicing  provisions of this  Agreement,  provided that the Subservicer is a  FNMA-approved  lender or a FHLMC  seller/servicer  in good standing,  and no event has occurred,  including but not limited to a change in insurance coverage,  which would make it unable to comply  with the  eligibility  requirements  for  lenders  imposed  by FNMA or for seller/servicer  imposed by FHLMC,  or which would  require  notification  to FNMA or FHLMC.
The Servicer may perform any of its  servicing  responsibilities  hereunder or may cause the
Subservicer to perform any such  servicing  responsibilities  on its behalf,  but the use by the Servicer of a  Subservicer  shall not release the Servicer  from any of its  obligations hereunder and the Servicer shall remain responsible  hereunder for all acts and omissions of a  Subservicer  as fully as if such  acts and  omissions  were  those of the  Servicer.  The
Servicer  shall pay all fees and expenses of any  Subservicer  engaged by the Servicer  from its own funds.

      Notwithstanding  the  foregoing,  the Servicer  shall be entitled to outsource  one or more separate  servicing  functions to a Person (each, an  "Outsourcer")  that does not meet the  eligibility  requirements  for a  Subservicer,  so long as such  outsourcing  does  not constitute the delegation of the Servicer's  obligation to perform all or substantially  all of the servicing of the related  Mortgage Loans to such  Outsourcer.  In such event, the use by the  Servicer  of any such  Outsourcer  shall not release  the  Servicer  from any of its obligations  hereunder and the Servicer shall remain responsible  hereunder for all acts and omissions  of such  Outsourcer  as fully as if such  acts and  omissions  were  those of the
Servicer,  and the  Servicer  shall pay all fees and  expenses  of the  Outsourcer  from the
Servicer's own funds.

(b)   At the cost and expense of the Servicer,  without any right of reimbursement  from the
Depositor,  Trustee, or the applicable Collection Account, the Servicer shall be entitled to terminate the rights and  responsibilities  of its Subservicer and arrange for any servicing responsibilities  to be performed by a successor  Subservicer  meeting the  requirements set forth in Section 3.02(a);  provided,  however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer,  at the Servicer's option, from electing to service the related  Mortgage  Loans  itself.  In the event  that the  Servicer's  responsibilities  and duties under this Agreement are terminated pursuant to Section 7.01,  and if requested to do so by the Trustee,  the Servicer shall at its own cost and expense  terminate the rights and responsibilities  of its Subservicer as soon as is reasonably  possible.  The Servicer shall pay all  fees,  expenses  or  penalties  necessary  in order to  terminate  the  rights  and responsibilities  of its  Subservicer  from the  Servicer's  own funds  without any right of reimbursement from the Depositor, Trustee, or the applicable Collection Account.

(c)   Notwithstanding  any of the  provisions  of this  Agreement  relating to agreements or arrangements between the Servicer and its Subservicer,  the Servicer and its Outsourcer,  or
any  reference  herein  to  actions  taken  through  the  Subservicer,  the  Outsourcer,  or otherwise,  no Servicer shall be relieved of its  obligations  to the Depositor,  Trustee or
Certificateholders  and shall be  obligated  to the same extent and under the same terms and conditions as if it alone were servicing and  administering  the related Mortgage Loans. The
Servicer  shall be entitled to enter into an agreement with its  Subservicer  and Outsourcer for  indemnification of the Servicer by such Subservicer or Outsourcer,  as applicable,  and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      For  purposes of this  Agreement,  the Servicer  shall be deemed to have  received any collections,  recoveries or payments with respect to the Mortgage Loans that are received by a related Subservicer or Outsourcer  regardless of whether such payments are remitted by the
Subservicer or Outsourcer to the Servicer.

      Any  Subservicing  Agreement and any other  transactions  or services  relating to the
Mortgage Loans  involving a Subservicer  shall be deemed to be between the  Subservicer  and the Servicer alone,  and the Depositor,  the Back-Up  Servicer and the Trustee shall have no obligations,  duties or liabilities  with respect to a Subservicer  including no obligation, duty or liability to pay a Subservicer's fees and expenses.

SECTION 3.03      [Reserved].

SECTION 3.04      Notification of Adjustments.

      With respect to each  Mortgage  Loan with an adjustable  Mortgage  Rate,  the Servicer shall  adjust the  Mortgage  Rate on the  related  Adjustment  Date in  compliance  with the requirements  of applicable  law and the related  Mortgage and Mortgage  Note.  The Servicer shall execute and deliver any and all necessary  notices  required under  applicable law and
the  terms  of  the  related  Mortgage  Note  and  Mortgage   regarding  the  Mortgage  Rate
adjustments.  Upon the  discovery  by the Servicer or the receipt of notice from the Trustee that the Servicer has failed to adjust a Mortgage Rate in  accordance  with the terms of the related  Mortgage Note, the Servicer shall  immediately  deposit in the Certificate  Account from its own funds the amount of any interest loss or deferral caused the Trustee thereby.

SECTION 3.05      Trustee or Back-up Servicer to Act as Servicer.

      In the  event  that the  Servicer  shall for any  reason  no  longer  be the  Servicer hereunder  (including by reason of an Event of Default, as defined in Section 7.01  herein), the  Back-up  Servicer,  or, in the event  that the  Back-up  Servicer  has been  terminated hereunder,  the  Trustee  or its  successor  shall  thereupon  assume  all of the rights and obligations of the Servicer  hereunder arising  thereafter (except that the Back-up Servicer or the Trustee,  as applicable,  shall not be (i) liable for losses of the Servicer pursuant to  Section 3.10  hereof  or any  acts or  omissions  of the  related  predecessor  Servicer hereunder,  (ii) with respect to the Trustee, obligated to make Advances if it is prohibited from doing so by applicable law,  (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder  including,  but not limited to, repurchases or substitutions of
Mortgage  Loans  pursuant to  Section 2.02  or 2.03 hereof or  (iv) deemed  to have made any representations  and warranties of the Servicer  hereunder).  Any such  assumption  shall be subject to Section 7.02 hereof.

      The Servicer shall,  upon request of the Back-up  Servicer or the Trustee,  but at the expense of the Servicer,  deliver to the assuming  party all documents and records  relating to each Subservicing  Agreement or substitute  Subservicing Agreement and the Mortgage Loans then being  serviced  thereunder  and hereunder by the Servicer and an accounting of amounts collected  or held by it and  otherwise  use its best  efforts  to effect  the  orderly  and efficient  transfer of the  substitute  Subservicing  Agreement to the assuming party at the expense of such outgoing Servicer.

SECTION 3.06      Collections on Mortgage Loans; Collection Account; Certificate Account.

(a)   Continuously  from the date hereof  until the  principal  and interest on all Mortgage
Loans have been paid in full or such Mortgage Loans have become Liquidation  Mortgage Loans, the Servicer shall proceed in accordance  with the customary and usual standards of practice of prudent  mortgage loan  servicers to collect all payments due under each of Mortgage Loan when the same shall become due and payable to the extent  consistent with this Agreement and any  related  Primary  Insurance  Policy and shall  take  special  care with  respect to the
Mortgage  Loans for  which  the  Servicer  collects  escrow  payments  in  ascertaining  and estimating  Escrow  Payments  and all other  charges  that will become due and payable  with respect  to  the  Mortgage  Loans  and  the  Mortgaged  Properties,  to  the  end  that  the installments  payable by the  Mortgagors  will be sufficient to pay such charges as and when they  become  due and  payable.  Consistent  with the  foregoing,  the  Servicer  may in its discretion  (i) waive any late payment charge and (ii) extend the due dates for payments due on a Mortgage  Note for a period not  greater  than 180 days;  provided,  however,  that the
Servicer  cannot  extend the maturity of any Mortgage  Loan past the date on which the final payment is due on the latest  maturing  Mortgage  Loan as of the Cut-off  Date. In the event of any such  arrangement,  the Servicer shall make Advances on the related  Mortgage Loan in accordance  with the provisions of  Section 4.01  during the scheduled  period in accordance with the amortization  schedule of such Mortgage Loan without modification thereof by reason of  such  arrangements.  The  Servicer  shall  not be  required  to  institute  or  join  in litigation  with respect to collection of any payment  (whether  under a Mortgage,  Mortgage
Note or otherwise or against any public or  governmental  authority with respect to a taking or condemnation)  if it reasonably  believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.
(b)   The Servicer  shall  segregate and hold all funds  collected and received  pursuant to
Section 3.06(a)  separate  and apart from any of its own funds and general  assets and shall establish  and  maintain  the  Collection  Account,  in the form of time  deposit  or demand accounts,  titled  "[Servicer's  name], as servicer for U.S. Bank National  Association,  as trustee,  in trust for the Holders of Credit Suisse First Boston Mortgage  Securities Corp.,
CSFB Home Equity  Pass-Through  Certificates,  Series 2004-FRE1,"  wherein the Servicer will have  access  to the  Collection  Account.  The  Collection  Account  shall  be an  Eligible
Account.  Any  funds  deposited  in the  Collection  Account  shall at all  times be  either invested  in Eligible  Investments  or shall be fully  insured to the full extent  permitted under  applicable  law.  Funds  deposited in the  Collection  Account may be drawn on by the
Servicer in accordance with Section 3.09.

(c)   With  respect to the Mortgage  Loans,  the Servicer  shall  deposit in the  Collection
Account on a daily basis within two (2) Business Days following receipt,  and, in each case, retain therein,  the following  collections remitted by Subservicers or payments received by the Servicer and payments made by the Servicer  subsequent  to the Cut-off Date,  other than payments of principal and interest due on or before the Cut-off Date:

(i)   all payments on account of principal on the Mortgage  Loans,  including  all Principal
      Prepayments;

(ii)  all payments on account of interest on Mortgage  Loans  adjusted to the per annum rate equal to the Mortgage Rate reduced by the Servicing Fee Rate;

(iii) all Liquidation Proceeds;

(iv)  all  Insurance  Proceeds  including  amounts  required  to be  deposited  pursuant  to
      Section 3.10  (other than proceeds to be held in the Escrow Account and applied to the restoration  or repair of the  Mortgaged  Property  or released  to the  Mortgagor  in accordance with Section 3.10);

(v)   all Substitution Adjustment Amounts and Repurchase Prices;

(vi)  any amounts  required to be deposited by the Servicer in respect of net monthly income from REO Property pursuant to Section 3.12; and

(vii) any other amounts required to be deposited hereunder.

      The  foregoing  requirements  for  deposit  into  each  Collection  Account  shall  be exclusive,  it being  understood  and agreed that,  without  limiting the  generality of the foregoing,  Ancillary  Income need not be  deposited  by the  Servicer  into the  Collection
Account.  In addition,  notwithstanding  the provisions of this  Section 3.06,  the Servicer may deduct  from  amounts  received  by it,  prior to deposit to the  applicable  Collection
Account,  any portion of any Scheduled Payment  representing the Servicing Fee. In the event that the Servicer  shall remit any amount not  required to be  remitted,  it may at any time withdraw or direct the  institution  maintaining  the  Collection  Account to withdraw  such amount from the Collection  Account,  any provision herein to the contrary  notwithstanding.
Such  withdrawal or direction may be  accomplished  by delivering  written notice thereof to the Trustee or such other  institution  maintaining  the Collection  Account which describes the amounts  deposited  in error in the  Collection  Account.  The Trustee may  conclusively rely on such notice and shall have no liability in  connection  with the  withdrawal of such funds at the direction of the Servicer.  The Servicer shall maintain  adequate  records with respect to all withdrawals  made by it pursuant to this Section.  All funds deposited in the
Collection  Account  shall be held in trust for the  Certificateholders  until  withdrawn in accordance with Section 3.09(a).

(d)   On or prior to the Closing Date, the Trustee shall  establish and maintain,  on behalf of the  Certificateholders,  the  Certificate  Account.  The Trustee  shall,  promptly  upon receipt, deposit in the Certificate Account and retain therein the following:

(i)   (a)  the  aggregate  amount  remitted  by the  Servicer  to the  Trustee  pursuant  to
      Section 3.09(a)(viii) and 3.09(a)(ix);

(ii)  all  Compensating  Interest  Payments  and  Advances  remitted by the  Servicer to the
      Trustee pursuant to Section 3.15 and Section 4.01 hereof; and

(iii) any other  amounts  deposited  hereunder  which are  required to be  deposited  in the
      Certificate Account.

      In the event that the  Servicer  shall remit to the Trustee any amount not required to be remitted,  it may at any time in writing  direct the Trustee to withdraw such amount from the  Certificate  Account,  any  provision  herein  to the  contrary  notwithstanding.  Such direction may be  accomplished  by delivering  written notice to the Trustee (upon which the
Trustee  may  conclusively  rely) which  describes  the  amounts  deposited  in error in the
Certificate  Account.  All funds deposited in the  Certificate  Account shall be held by the
Trustee  in trust  for the  Certificateholders  until  disbursed  in  accordance  with  this
Agreement or withdrawn in  accordance  with  Section 3.09(b).  In no event shall the Trustee incur  liability  for  withdrawals  from the  Certificate  Account at the  direction  of the
Servicer.

(e)   Each institution at which the Collection  Account is maintained shall either hold such funds on deposit  uninvested  or shall invest the funds therein in Eligible  Investments  as directed in writing by the  Servicer  which shall  mature not later than the,  the  Servicer
Remittance  Date and  shall  not be sold or  disposed  of prior  to its  maturity.  All such
Eligible  Investments  shall  be made in the name of the  Trustee,  for the  benefit  of the
Certificateholders.  All income and gain net of any losses  realized  from any such balances or investment of funds on deposit in the Collection  Account shall be for the benefit of the
Servicer as servicing  compensation  and shall be remitted to it monthly.  The amount of any net investment losses in the Collection  Account shall promptly be deposited by the Servicer in the  Collection  Account.  The Trustee in its fiduciary  capacity shall not be liable for the amount of any loss incurred in respect of any  investment or lack of investment of funds held in the  Collection  Account made in  accordance  with this  Section 3.06.  All funds on deposit in the  Certificate  Account  shall  remain  uninvested  or may be  invested  by the
Trustee,  in its sole discretion in Eligible  Investments  selected by the Trustee.  All net income and gain realized  from the  investment  of, and all earnings on, funds  deposited in the  Certificate  Account  shall be for the benefit of the Trustee and shall be available to be withdrawn  pursuant to  Section 3.09(b)(i).  The amount of any net  investment  losses in the  Certificate  Account  shall  promptly be  deposited  by the Trustee in the  Certificate
Account.  The Trustee in its  fiduciary  capacity  shall not be liable for the amount of any loss  incurred  in  respect of any  investment  or lack of  investment  of funds held in the
Collection Account (other than as provided in this  Section 3.06(e))  and made in accordance with this Section 3.06.

(f)   The Servicer  shall give notice to the Trustee of any proposed  change of the location of the  Collection  Account prior to any change  thereof;  thereafter the Trustee shall give notice to each Rating  Agency,  the Back-Up  Servicer and the Depositor of any such proposed change by the  Servicer.  The Trustee  shall give notice to the,  each Rating Agency and the
Depositor of any proposed  change of the location of the  Certificate  Account  prior to any change thereof.

SECTION 3.07      Establishment of and Deposits to Escrow Accounts;  Permitted  Withdrawals
                        from  Escrow  Accounts;  Payments  of  Taxes,  Insurance  and Other
                        Charges.

(a)   To the extent  required by the related  Mortgage  Note and not in violation of current law, the Servicer shall  segregate and hold all funds  collected and received  pursuant to a
Mortgage Loan constituting  Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts,  in the form of time  deposit  or  demand  accounts,  titled,  "[Servicer's  name],  in  trust  for  various mortgagors  related to Credit  Suisse  First Boston  Mortgage  Securities  Corp.,  CSFB Home
Equity Pass-Through  Certificates,  Series 2004-FRE1." The Escrow Accounts shall be Eligible
Accounts.  Funds  deposited  in the  Escrow  Account  may be  drawn  on by the  Servicer  in accordance with Section 3.07(d).

(b)   The Servicer  shall deposit in its Escrow  Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

(i)   all Escrow  Payments  collected  on account of the  related  Mortgage  Loans,  for the purpose of effecting  timely  payment of any such items as required under the terms of this Agreement; and

(ii)  all  amounts  representing   Insurance  Proceeds  which  are  to  be  applied  to  the
      restoration or repair of any related Mortgaged Property.

(c)   The Servicer  shall make  withdrawals  from the related  Escrow Account only to effect such payments as are required under this  Agreement,  as set forth in  Section 3.07(d).  The
Servicer  shall be entitled to retain any  interest  paid on funds  deposited in the related
Escrow  Account  by the  depository  institution,  other than  interest  on  escrowed  funds required  by law to be paid to the  applicable  Mortgagors.  To the extent  required by law,
the  Servicer   shall  pay  interest  on  escrowed   funds  to  the   applicable   Mortgagor
notwithstanding  that  the  related  Escrow  Account  may be  non-interest  bearing  or that interest paid thereon is insufficient for such purposes.

(d)   Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

(i)   to effect timely payments of ground rents, taxes,  assessments,  water rates, mortgage insurance premiums,  condominium charges, fire, hazard and flood insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)  to reimburse the Servicer for any Servicing  Advances made by the Servicer pursuant to
      Section 3.07(e)  with  respect  to a related  Mortgage  Loan,  but only  from  amounts received on the related  Mortgage  Loan which  represent  late  collections  of Escrow
      Payments thereunder;

(iii) to refund to any  Mortgagor  any funds found to be in excess of the  amounts  required under the terms of the related Mortgage Loan;

(iv)  for transfer to the Collection  Account to reduce the principal balance of the related
      Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)   for application to restore or repair of the related  Mortgaged  Property  related to a
      Mortgage Loan in accordance with the procedures outlined in Section 3.10(e);

(vi)  to pay to the  Servicer,  or any  Mortgagor  related to a Mortgage  Loan to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

(vii) to remove funds  inadvertently  placed in the related  Escrow Account by the Servicer;
      and

(viii)      to clear and terminate such Escrow Account on the termination of this Agreement.

(e)   The Servicer shall  maintain  accurate  records  reflecting the status of ground rents and taxes and any other item or charge (including,  without limitation,  assessments,  water rates or sewer  rents)  which may become a lien senior to the lien of the  related  Mortgage and the status of fire and hazard  insurance  coverage and shall obtain,  from time to time, all bills for the payment of such charges  (including  renewal premiums) and shall effect or cause to be effected  payment thereof prior to the applicable  penalty or termination  date.
To the extent that a Mortgage  does not  provide for Escrow  Payments,  the  Servicer  shall determine that any such payments are made by the Mortgagor  prior to the applicable  penalty or termination  date.  The Servicer  assumes full  responsibility  for the Mortgage Loans it services,  (i) the  timely  payment of all such bills and shall effect timely payment of all such charges  irrespective of each Mortgagor's  faithful  performance in the payment of same or the making of the Escrow  Payments,  and the Servicer shall make Servicing  Advances from its own funds to effect such  payments to the extent that the Servicer,  in accordance  with
Accepted  Servicing  Practices,  deems  such  Servicing  Advance  recoverable,  and (ii) any penalties or late charges  incurred in connection with such bills;  provided,  however,  the
Servicer  shall not be so obligated  with respect to any Mortgage which does not provide for
Escrow Payments.

SECTION 3.08      Access to Certain  Documentation  and Information  Regarding the Mortgage
                        Loans; Inspections.

(a)   The  Servicer  shall afford the  Depositor  and the Trustee  reasonable  access to all records  and  documentation  regarding  the  Mortgage  Loans  and  all  accounts,  insurance information  and other  matters  relating  to this  Agreement,  such access  being  afforded without  charge,  but only upon  reasonable  request and during normal business hours at the office  designated by the Servicer.  The Servicer shall not be required to make copies of or ship documents to any party unless  provisions have been made for the reimbursement of costs thereof.

(b)   Upon reasonable  advance notice in writing for any review requiring  on-site access or upon  reasonable  notice for any other type of access,  the  Servicer  will  provide to each
Certificateholder  which  is a  savings  and loan  association,  bank or  insurance  company certain  reports and  reasonable  access to  information  and  documentation  regarding  the
Mortgage  Loans  sufficient  to permit  such  Certificateholder  to comply  with  applicable regulations  of the OTS or other  regulatory  authorities  with respect to investment in the
Certificates;  provided  that the Servicer  shall be entitled to be  reimbursed by each such
Certificateholder  for actual  expenses  incurred by the Servicer in providing  such reports and access.

(c)   The  Servicer  shall  inspect  the  related  Mortgaged  Properties  as often as deemed necessary by the  Servicer in the  Servicer's  sole  discretion,  to assure  itself that the
value  of  such  Mortgaged   Property  is  being  preserved  and  shall  conduct  subsequent inspections  in accordance  with Accepted  Servicing  Practices or as may be required by the primary mortgage  guaranty  insurer.  The Servicer shall keep a written or electronic report of each such inspection.

SECTION 3.09      Permitted Withdrawals from the Collection Account and Certificate Account.

(a)   The Servicer may from time to time make  withdrawals  from the Collection  Account for the following purposes:

(i)   to pay to the Servicer (to the extent not  previously  retained by the  Servicer)  the servicing  compensation to which it is entitled  pursuant to Section 3.15,  and to pay to the  Servicer,  as  additional  servicing  compensation,  earnings on or investment income  with  respect  to funds  in or  credited  to the  Collection  Account  and any sub-account thereof;

(ii)  to  reimburse  the  Servicer  for  unreimbursed  Advances  made by it,  such  right of reimbursement  pursuant to this  subclause  (ii) being limited to amounts  received on the Mortgage Loan(s) in respect of which any such Advance was made (including  without limitation,  late recoveries of payments,  Liquidation Proceeds and Insurance Proceeds to the extent received by the Servicer);

(iii) to reimburse the Servicer for any Nonrecoverable Advance previously made;

(iv)  to reimburse the Servicer for (A)  unreimbursed  Servicing  Advances,  the  Servicer's right to reimbursement  pursuant to this clause (iv) with respect to any Mortgage Loan being limited to amounts  received on such Mortgage Loan which represent late payments of principal and/or interest (including, without limitation,  Liquidation Proceeds and
      Insurance  Proceeds  with respect to such  Mortgage  Loan)  respecting  which any such advance was made,  and (B) unpaid Servicing Fees as provided in Section 3.12 hereof;

(v)   to pay to the  purchaser,  with respect to each Mortgage Loan or property  acquired in respect  thereof that has been purchased  pursuant to Sections 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)  to reimburse  the Seller,  the  Servicer,  the Back-Up  Servicer or the  Depositor for
      expenses  incurred by any of them and reimbursable  pursuant to Sections 3.10 or 6.03, as applicable, hereof;

(vii) to withdraw  any amount  deposited  in the  Collection  Account and not required to be deposited therein;

(viii)      on or  prior  to 4:00  p.m.  New  York  time  on the  Servicer  Remittance  Date preceding  each  Distribution  Date,  to  withdraw  an amount  equal to the sum of the portion of the Interest  Remittance Amount and the Principal  Remittance Amount in the
      Collection  Account  for such  Distribution  Date and remit such amount to the Trustee for deposit in the Certificate Account;

(ix)  on or prior to 4:00 p.m. New York time on the Servicer  Remittance Date preceding each
      Distribution  Date, to withdraw an amount equal to the sum of all Prepayment  Premiums received during the related  Prepayment  Period,  and remit such amount to the Trustee for deposit in the Certificate Account;

(x)   on or prior to 4:00 p.m. New York time on the Servicer  Remittance Date preceding each
      Distribution  Date,  to withdraw an amount equal to funds in such  account  being held for future  distribution  used by the Servicer to make an Advance  pursuant to Section
      4.01; and

(xi)  to clear and terminate  the  Collection  Account upon  termination  of this  Agreement pursuant to Section 9.01 hereof.

      The  Servicer  shall keep and  maintain  separate  accounting,  on a Mortgage  Loan by
Mortgage  Loan basis,  for the purpose of  justifying  any  withdrawal  from the  Collection
Account  pursuant  to such  subclauses  (i),  (ii),  (iv)  and  (v).  Prior  to  making  any withdrawal  from the  Collection  Account  pursuant to subclause  (iii),  the Servicer shall deliver to the Trustee a certificate  of a Servicing  Officer  indicating  the amount of any previous  Advance or Servicing  Advance  determined  by the Servicer to be a  Nonrecoverable
Advance and identifying the related  Mortgage  Loans(s),  and their  respective  portions of such Nonrecoverable Advance.

(b)   The Trustee shall withdraw funds from the  Certificate  Account for  distributions  to
Certificateholders  in the manner  specified  in this  Agreement  (and to withhold  from the amounts so withdrawn,  the amount of any taxes that it is authorized to withhold pursuant to the sixth paragraph of  Section 8.11).  In addition,  the Trustee may from time to time make withdrawals from the Certificate Account for the following proposes:

(i)   to pay to itself any investment income from balances in the Certificate  Account prior to distributions to Certificateholders;

(ii)  to withdraw and return to the Servicer,  for deposit to the  Collection  Account,  any amount deposited in the Certificate  Account and not required to be deposited therein;
      and

(iii) to clear and  terminate  the  Certificate  Account upon  termination  of the Agreement pursuant to Section 9.01 hereof.

SECTION 3.10      Maintenance  of  Hazard  Insurance;  Mortgage  Impairment  Insurance  and
                        Primary Insurance Policy; Claims; Restoration of Mortgaged Property.

(a)   The Servicer  shall cause to be maintained  for each  Mortgage  Loan hazard  insurance such that all buildings  upon the Mortgaged  Property are insured by a generally  acceptable insurer rated either:  "B+" or better in the current  Best's Key Rating Guide  ("Best's") or acceptable to FNMA and/or FHLMC against loss by fire,  hazards of extended coverage and such other hazards as are customary in the area where the  Mortgaged  Property is located,  in an amount  which is at least  equal to the  lesser of (i) the  maximum  insurable  value of the improvements  securing  such  Mortgage  Loan  and (ii) the  greater  of (A) the  outstanding principal  balance of the  Mortgage  Loan and (B) an amount  such that the  proceeds of such policy shall be  sufficient to prevent the  Mortgagor  and/or the mortgagee  from becoming a co-insurer.

      If upon origination of the Mortgage Loan, the related  Mortgaged  Property was located in an area identified in the Federal  Register by the Flood Emergency  Management  Agency as
having  special  flood  hazards  (and such flood  insurance  has been made  available),  the
Servicer  shall  cause a flood  insurance  policy  to be  maintained  with  respect  to such
Mortgage  Loan.  Such policy shall meet the  requirements  of the current  guidelines of the
Federal  Insurance  Administration  and be in an amount  representing  coverage equal to the lesser of (i) the minimum amount  required,  under the terms of coverage,  to compensate for any  damage or loss on a  replacement  cost basis (or the  unpaid  principal  balance of the mortgage if  replacement  cost coverage is not  available for the type of building  insured)
and (ii) the  maximum  amount of  insurance  which is  available  under  the Flood  Disaster
Protection  Act of 1973,  as amended.  If at any time during the term of the Mortgage  Loan, the Servicer  determines  in accordance  with  applicable  law that a Mortgaged  Property is located in a special  flood hazard area and is not covered by flood  insurance or is covered in an amount less than the amount required by the Flood Disaster  Protection Act of 1973, as amended,  the Servicer  shall notify the related  Mortgagor  that the Mortgagor  must obtain such flood  insurance  coverage,  and if said  Mortgagor  fails to obtain the required flood insurance  coverage within 45 days after such  notification,  the Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

      If a Mortgage Loan is secured by a unit in a condominium  project,  the Servicer shall verify that the  coverage  required of the owner's  association,  including  hazard,  flood, liability,  and fidelity coverage,  is being maintained in accordance with the then Accepted
Servicing  Standards,  and secure from the owner's  association  its agreement to notify the
Servicer  promptly  of any  change  in the  insurance  coverage  or of any  condemnation  or casualty  loss  that may have a  material  effect  on the  value  of the  related  Mortgaged
Property as security.

      The  Servicer  shall cause to be  maintained  on each  Mortgaged  Property  such other additional  special hazard insurance as may be required pursuant to such applicable laws and regulations  as  shall  at any  time  be in  force  and as  shall  require  such  additional insurance,  or pursuant to the requirements of any Primary  Insurance Policy insurer,  or as may be required to conform with Accepted Servicing Practices.

      All  policies  required  hereunder  shall name the Servicer as loss payee and shall be endorsed  with  standard  or union  mortgagee  clauses,  without  contribution,  which shall provide  for prior  written  notice of any  cancellation,  reduction  in amount or  material change in coverage.

      The  Servicer  shall  not  interfere  with the  Mortgagor's  freedom  of choice at the origination  of such  Mortgage  Loan in  selecting  either his  insurance  carrier or agent, provided,  however,  that the Servicer  shall not accept any such  insurance  policies  from insurance  companies unless such companies are rated V:B in Best's or are acceptable to FNMA and/or  FHLMC and are  licensed to do business in the  jurisdiction  in which the  Mortgaged
Property is located.  The Servicer  shall  determine that such policies  provide  sufficient risk  coverage and  amounts,  that they insure the property  owner,  and that they  properly describe the property address.

      Pursuant  to  Section 3.06,  any  amounts  collected  by the  Servicer  under any such policies  (other than amounts to be deposited in the related  Escrow  Account and applied to the  restoration  or repair of the  related  Mortgaged  Property,  or  property  acquired in liquidation  of the Mortgage Loan, or to be released to the  Mortgagor,  in accordance  with the Servicer's  normal servicing  procedures)  shall be deposited in the Collection  Account
(subject to withdrawal pursuant to Section 3.09(a)).

      Any cost incurred by the Servicer in  maintaining  any such  insurance  shall not, for the purpose of calculating monthly  distributions to the  Certificateholders  or remittances to the Trustee for their  benefit,  be added to the principal  balance of the Mortgage Loan, notwithstanding  that  the  terms  of the  Mortgage  Loan so  permit.  Such  costs  shall be recoverable  by the  Servicer  out of  late  payments  by the  related  Mortgagor  or out of
Liquidation  Proceeds or otherwise pursuant to Section 3.09(a)  hereof. It is understood and agreed that no earthquake or other  additional  insurance is to be required of any Mortgagor related to a Mortgage  Loan or  maintained  on  property  acquired  in respect of a Mortgage related to a Mortgage Loan other than pursuant to such  applicable  laws and  regulations as shall at any time be in force and as shall require such additional insurance.

(b)   In the event that the Servicer  shall obtain and  maintain a blanket  policy  insuring against losses arising from fire and hazards  covered under extended  coverage on all of the
Mortgage Loans,  then, to the extent such policy provides coverage in an amount equal to the
amount  required  pursuant  to  Section 3.10(a)   and  otherwise  complies  with  all  other
requirements  of  Section 3.10(a),  it shall  conclusively  be deemed to have  satisfied its obligations  as set forth in  Section 3.10(a).  Any amounts  collected by the Servicer under any such policy  relating to a Mortgage  Loan shall be deposited in the  Collection  Account subject to  withdrawal  pursuant to  Section 3.09(a).  Such policy may contain a  deductible clause,  in which  case,  in the event  that  there  shall not have been  maintained  on the related  Mortgaged  Property a policy complying with  Section 3.10(a),  and there shall have been a loss which would have been covered by such policy,  the Servicer shall deposit in the
Collection  Account  at the time of such loss the  amount not  otherwise  payable  under the blanket  policy  because of such  deductible  clause,  such amount to be deposited  from the
Servicer's  funds,  without  reimbursement  therefor.  In connection  with its activities as
Servicer  of the related  Mortgage  Loans,  the  Servicer  agrees to  present,  on behalf of itself,  the Depositor,  and the Trustee for the benefit of the  Certificateholders,  claims under any such blanket policy.

SECTION 3.11      Enforcement of Due-on-Sale Clauses; Assumption Agreements.

(a)   The  Servicer  shall use its best  efforts  to  enforce  any  "due-on-sale"  provision contained in any related  Mortgage or Mortgage Note and to deny  assumption by the person to whom the Mortgaged  Property has been or is about to be sold whether by absolute  conveyance or by contract of sale, and whether or not the Mortgagor  remains liable on the Mortgage and the Mortgage  Note.  When the  Mortgaged  Property has been conveyed by the  Mortgagor,  the
Servicer  shall, to the extent it has knowledge of such  conveyance,  exercise its rights to accelerate  the  maturity  of the  related  Mortgage  Loan  under the  "due-on-sale"  clause applicable thereto,  provided,  however, that the Servicer shall not exercise such rights if prohibited  by law from doing so or if the  exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

(b)   If the Servicer  reasonably believes it is unable under applicable law to enforce such
"due-on-sale"  clause,  the Servicer  shall enter into (i) an  assumption  and  modification agreement  with the person to whom such property has been  conveyed,  pursuant to which such person  becomes  liable under the Mortgage Note and the original  Mortgagor  remains  liable thereon or (ii) in the event the  Servicer is unable  under  applicable  law to require that the original  Mortgagor  remain liable under the Mortgage Note, a substitution  of liability agreement  with the  purchaser  of the  Mortgaged  Property  pursuant to which the  original
Mortgagor  is  released  from  liability  and the  purchaser  of the  Mortgaged  Property is substituted  as Mortgagor and becomes liable under the Mortgage  Note.  Notwithstanding  the foregoing,  the Servicer shall not be deemed to be in default under this  Section by  reason of any transfer or  assumption  which the Servicer  reasonably  believes it is restricted by law from preventing,  for any reason whatsoever.  In connection with any such assumption, no material term of the Mortgage Note,  including without  limitation,  the Mortgage Rate borne by the related  Mortgage  Note, the term of the Mortgage Loan or the  outstanding  principal amount of the Mortgage Loan shall be changed.

(c)   To the  extent  that any  Mortgage  Loan is  assumable,  the  Servicer  shall  inquire diligently  into  the  creditworthiness  of the  proposed  transferee,  and  shall  use  the underwriting  criteria for approving the credit of the proposed transferee  customarily used by the Servicer for the servicing of similar  mortgage  loans. If the credit of the proposed transferee does not meet such underwriting  criteria,  the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law,  accelerate the maturity of the Mortgage Loan.

(d)   Subject to the  Servicer's  duty to enforce any  due-on-sale  clause to the extent set forth in this  Section 3.11,  in any case in which a Mortgaged Property has been conveyed to a Person  by a  Mortgagor,  and such  Person is to enter  into an  assumption  agreement  or modification  agreement or  supplement  to the Mortgage  Note or Mortgage  that requires the signature of the Trustee,  or if an instrument of release  signed by the Trustee is required releasing the Mortgagor  from  liability on the related  Mortgage  Loan,  the Servicer shall prepare and deliver or cause to be prepared and  delivered to the Trustee for  signature and shall direct,  in writing,  the Trustee to execute the assumption  agreement with the Person to whom the  Mortgaged  Property  is to be  conveyed  and  such  modification  agreement  or supplement  to the  Mortgage  Note or Mortgage or other  instruments  as are  reasonable  or necessary  to carry out the terms of the  Mortgage  Note or Mortgage or  otherwise to comply with any applicable laws regarding  assumptions or the transfer of the Mortgaged Property to such Person.  In connection with any such assumption,  no material term of the Mortgage Note may be changed.  Together  with each such  substitution,  assumption  or other  agreement or instrument  delivered  to the Trustee for  execution by it, the  Servicer  shall  deliver an
Officer's  Certificate  signed by a Servicing  Officer stating that the requirements of this subsection  have been met in  connection  therewith.  The Servicer  shall notify the Trustee that any such  substitution or assumption  agreement has been completed by forwarding to the
Trustee the original of such substitution or assumption agreement,  which in the case of the original  shall be added to the  related  Mortgage  File and  shall,  for all  purposes,  be considered  a part of such  Mortgage  File to the same  extent  as all other  documents  and instruments  constituting  a part  thereof.  Any fee  collected by the Servicer for entering into an assumption or substitution  of liability  agreement will be retained by the Servicer as additional servicing compensation.

SECTION 3.12      Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage
                        Loans.

(a)   The Servicer  shall use reasonable  efforts to foreclose upon or otherwise  comparably convert the ownership of  properties  securing  such of the related  Mortgage  Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for
collection  of  delinquent   payments.   In  connection  with  such   foreclosure  or  other
conversion,  the  Servicer  shall  take such  action as (i) the  Servicer  would  take under similar  circumstances  with respect to a similar mortgage loan held for its own account for investment,  (ii)  shall be  consistent  with  Accepted  Servicing  Practices  and (iii) the
Servicer shall determine  consistently with Accepted  Servicing  Practices to be in the best interest of the  Depositor,  Trustee and  Certificateholders;  provided,  however,  that the
Servicer  shall not be required to expend its own funds in connection  with any  foreclosure or  towards  the  restoration  of any  property  unless  it shall  determine  (i) that  such restoration  and/or  foreclosure  will increase the proceeds of  liquidation  of the related
Mortgage  Loan after  reimbursement  to itself of such  expenses and (ii) that such expenses will be  recoverable  to it through  Liquidation  Proceeds  (respecting  which it shall have priority for purposes of  withdrawals  from the Collection  Account).  The Servicer shall be responsible  for all  other  costs  and  expenses  incurred  by it in any such  proceedings;
provided,  however,  that it shall be entitled to reimbursement thereof from the Liquidation
Proceeds  with  respect  to  the  related  Mortgaged   Property  or  otherwise  pursuant  to
Section 3.09(a).

      Notwithstanding  anything to the contrary  contained in this Agreement,  in connection with a  foreclosure  or  acceptance  of a deed in  lieu of  foreclosure,  in the  event  the
Servicer  has  reasonable  cause to believe  that a Mortgaged  Property is  contaminated  by hazardous  or  toxic  substances  or  wastes,  or if  the  Trustee  otherwise  requests,  an environmental  inspection  or review of such  Mortgaged  Property  conducted  by a qualified inspector  shall be arranged for by the Servicer.  Upon  completion of the  inspection,  the
Servicer  shall  promptly  provide the Trustee  and the Credit Risk  Manager  with a written report of environmental inspection.

      In the  event  the  environmental  inspection  report  indicates  that  the  Mortgaged
Property is contaminated by hazardous or toxic substances or wastes,  the Servicer shall not proceed with  foreclosure  or acceptance of a deed in lieu of  foreclosure  if the estimated costs of the environmental  clean up, as estimated in the environmental  inspection  report, together  with the  Servicing  Advances  made by the  Servicer  and the  estimated  costs of foreclosure  or acceptance of a deed in lieu of foreclosure  exceeds the estimated  value of the Mortgaged  Property.  If however,  the aggregate of such clean up and foreclosure  costs and Servicing Advances as estimated in the environmental  inspection report are less than or equal to the  estimated  value of the  Mortgaged  Property,  then the  Servicer  may, in its reasonable judgment and in accordance with Accepted Servicing  Practices,  choose to proceed with  foreclosure or acceptance of a deed in lieu of  foreclosure  and the Servicer shall be reimbursed  for all reasonable  costs  associated  with such  foreclosure or acceptance of a deed in lieu of foreclosure  and any related  environmental  clean up costs,  as applicable, from the related Liquidation  Proceeds,  or if the Liquidation  Proceeds are insufficient to fully  reimburse the Servicer,  the Servicer shall be entitled to be reimbursed from amounts in the Collection  Account  pursuant to  Section 3.09(a)  hereof.  In the event the Servicer does not proceed with  foreclosure or acceptance of a deed in lieu of  foreclosure  pursuant to the first sentence of this paragraph,  the Servicer shall be reimbursed for all Servicing
Advances made with respect to the related  Mortgaged  Property from the  Collection  Account pursuant to  Section 3.09(a)  hereof,  and the Servicer shall have no further  obligation to service such Mortgage Loan under the provisions of this Agreement.

(b)   With respect to any REO Property , the deed or  certificate  of sale shall be taken in the name of the  Trustee  for the  benefit of the  Certificateholders,  or its  nominee,  on behalf of the  Certificateholders.  The Trustee's  name shall be placed on the title to such
REO  Property  solely as the  Trustee  hereunder  and not in its  individual  capacity.  The
Servicer shall ensure that the title to such REO Property  references this Agreement and the
Trustee's  capacity  hereunder.  Pursuant  to its  efforts  to sell such REO  Property,  the
Servicer shall, in accordance with Accepted Servicing Practices,  manage, conserve,  protect and operate  each REO  Property  for the  purpose of its prompt  disposition  and sale.  The
Servicer,  either  itself or  through  an agent  selected  by the  Servicer,  shall  manage, conserve,  protect  and  operate  the REO  Property  in the  same  manner  that it  manages, conserves,  protects and operates other foreclosed property for its own account,  and in the same manner that similar  property in the same locality as the REO Property is managed.  The
Servicer  shall  furnish to the  Trustee  and the  Credit  Risk  Manager  on or before  each
Distribution  Date a statement  with respect to any REO Property  covering the  operation of such REO Property for the previous  calendar month and such other information as the Trustee shall  reasonably  request and which is  necessary  to enable the Trustee to comply with the reporting  requirements  of the REMIC  Provisions.  The net monthly rental  income,  if any, from such REO Property shall be deposited in the Collection  Account no later than the close of business on each  Determination  Date.  The Servicer  shall perform the tax reporting and withholding  required by Sections  1445 and 6050J of the Code with  respect to  foreclosures and  abandonments,  the tax reporting  required by Section 6050H of the Code with respect to the  receipt of  mortgage  interest  from  individuals  and any tax  reporting  required  by
Section 6050P  of the Code with  respect  to the  cancellation  of  indebtedness  by certain financial  entities,  by preparing such tax and  information  returns as may be required for filing.

      To the extent consistent with Accepted  Servicing  Practices,  the Servicer shall also maintain on each REO Property fire and hazard  insurance  with  extended  coverage in amount which is  equal to the  outstanding  principal  balance  of the  related  Mortgage  Loan (as reduced by any amount  applied as a reduction of principal at the time of acquisition of the
REO Property),  liability insurance, if any, and, to the extent required and available under the Flood  Disaster  Protection  Act of 1973,  as  amended,  flood  insurance  in the amount required above.

(c)   In the event that the Trust Fund  acquires  any  Mortgaged  Property as  aforesaid  or otherwise in connection with a default or imminent  default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged  Property prior to three years after the end of the calendar year of its  acquisition  by the Trust Fund unless (i) the Trustee  shall have been supplied with an  Opinion  of  Counsel  to the  effect  that the  holding  by the Trust  Fund of such
Mortgaged  Property  subsequent to such three-year  period will not result in the imposition of taxes on "prohibited  transactions"  of any REMIC hereunder as defined in Section 860F of the Code or cause any REMIC  hereunder  to fail to  qualify  as a REMIC at any time that any
Certificates  are  outstanding,  in which  case the  Trust  Fund may  continue  to hold such
Mortgaged Property (subject to any conditions  contained in such Opinion of Counsel) or (ii)
the Servicer shall have applied for, prior to the expiration of such three-year  period,  an extension of such three-year period in the manner contemplated by  Section 856(e)(3)  of the
Code,  in which case the  three-year  period shall be extended by the  applicable  extension period.  Notwithstanding  any other  provision  of this  Agreement,  no  Mortgaged  Property acquired  by the Trust  Fund  shall be rented  (or  allowed  to  continue  to be  rented) or otherwise  used for the  production  of income  by or on behalf of the Trust  Fund in such a manner or  pursuant  to any terms that would (i) cause such  Mortgaged  Property  to fail to qualify as "foreclosure  property" within the meaning of  Section 860G(a)(8)  of the Code or
(ii) subject any REMIC  hereunder to the  imposition  of any federal,  state or local income taxes on the income earned from such Mortgaged  Property under  Section 860G(c)  of the Code or  otherwise,  unless the Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      In the event of a default  on a  Mortgage  Loan one or more of whose  obligor is not a
United  States  Person,  as that term is  defined  in  Section 7701(a)(30)  of the Code,  in connection with any  foreclosure or acquisition of a deed in lieu of foreclosure  (together,
"foreclosure")  in respect of such Mortgage  Loan, the Servicer will cause  compliance  with the  provisions of Treasury  Regulation  Section 1.1445-2(d)(3)  (or any successor  thereto)
necessary to assure that no withholding  tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any, that proceeds of such  foreclosure  are required to be remitted to the obligors on such Mortgage Loan.

(d)   The  decision of the  Servicer to  foreclose  on a  defaulted  Mortgage  Loan shall be subject to a  determination  by the  Servicer  that the proceeds of such  foreclosure  would exceed the costs and  expenses of bringing  such a  proceeding.  The income  earned from the management  of any  REO  Properties,  net of  reimbursement  to the  Servicer  for  expenses incurred  (including any property or other taxes) in connection with such management and net of applicable  accrued and unpaid  Servicing Fees, and  unreimbursed  Advances and Servicing
Advances,  shall be applied to the  payment of  principal  of and  interest  on the  related defaulted  Mortgage Loans (with  interest  accruing as though such Mortgage Loans were still current) and all such income  shall be deemed,  for all  purposes in this  Agreement,  to be payments on account of  principal  and interest on the related  Mortgage  Notes and shall be deposited  into the Collection  Account.  To the extent the net income  received  during any calendar month is in excess of the amount  attributable to amortizing  principal and accrued interest  at the  related  Mortgage  Rate on the  related  Mortgage  Loan for such  calendar month,  such excess  shall be  considered  to be a partial  prepayment  of  principal of the related Mortgage Loan.

(e)   The proceeds from any  liquidation  of a Mortgage  Loan, as well as any income from an
REO Property,  will be applied in the following  order of priority:  first, to reimburse the
Servicer for any related  unreimbursed  Servicing  Advances and Servicing Fees;  second,  to reimburse the Servicer for any  unreimbursed  Advances;  third,  to reimburse the Collection
Account  for  any  Nonrecoverable  Advances  (or  portions  thereof)  that  were  previously withdrawn by the Servicer  pursuant to  Section 3.09(a)(iii)  that related to such  Mortgage
Loan;  fourth,  to accrued and unpaid  interest  (to the extent no Advance has been made for such amount or any such Advance has been  reimbursed)  on the  Mortgage  Loan or related REO
Property,  at the per annum rate equal to the related Mortgage Rate reduced by the Servicing
Fee Rate to the Due Date  occurring  in the month in which such  amounts are  required to be distributed;  and fifth, as a recovery of principal of the Mortgage Loan.  Excess  Proceeds, if any, from the liquidation of a Liquidation  Mortgage Loan that is a Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.15.

(f)   The  Servicer,  at its option,  may (but is not  obligated to) purchase from the Trust
Fund any Mortgage Loan which is 90 or more days  delinquent or which is in  foreclosure.  If it elects to make any such  purchase,  the Servicer  shall  purchase such Mortgage Loan with its own funds at a price equal to the Repurchase Price.

SECTION 3.13      Trustee to Cooperate; Release of Mortgage Files.

      Upon the payment in full of any  Mortgage  Loan,  or the receipt by the  Servicer of a notification  that payment in full will be escrowed in a manner customary for such purposes, the  Servicer  will  immediately  notify  the  Custodian  by  delivering,  or  causing to be delivered a "Request  for Release"  substantially  in the form of Exhibit M. Upon receipt of such  request,  the Custodian  shall within four Business Days release the related  Mortgage
File to the Servicer,  and the Trustee  shall within four  Business  Days of the  Servicer's direction  execute  and  deliver to the  Servicer  the  request  for  reconveyance,  deed of reconveyance or release or  satisfaction  of mortgage or such instrument  releasing the lien of the Mortgage in each case provided by the Servicer,  together with the Mortgage Note with written  evidence of  cancellation  thereon.  The Servicer shall execute lien releases under
Power of Attorney from the Trustee.  Expenses  incurred in connection with any instrument of satisfaction  or deed of  reconveyance  shall be chargeable to the related  Mortgagor.  From time to time and as shall be  appropriate  for the servicing or  foreclosure of any Mortgage
Loan,  including  for such  purpose,  collection  under any policy of flood  insurance,  any fidelity  bond or errors or  omissions  policy,  or for the  purposes of effecting a partial release  of any  Mortgaged  Property  from the lien of the  Mortgage  or the  making  of any corrections to the Mortgage Note or the Mortgage or any of the other  documents  included in the Mortgage File, the Trustee shall,  within three Business Days of delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer,  release or cause the  Custodian to release the Mortgage  File to the  Servicer.  Subject to the further limitations  set forth  below,  the Servicer  shall cause the Mortgage  File or documents so released  to be  returned  to the Trustee or the  Custodian,  as  applicable,  when the need therefor by the Servicer no longer  exists,  unless the Mortgage Loan is liquidated  and the proceeds thereof are deposited in the Collection  Account,  in which case the Servicer shall deliver  to the  Trustee  a  Request  for  Release  in the form of  Exhibit  M,  signed by a
Servicing  Officer.  The  Servicer  is  also  authorized  to  cause  the  removal  from  the registration  on the MERS® System of such Mortgage and to execute and deliver,  on behalf of the  Trustee  and  the  Certificateholders  or any of  them,  any  and  all  instruments  of satisfaction or cancellation or of partial or full release,  including an assignment of such loan to the Trustee.

      If the Servicer at any time seeks to initiate a  foreclosure  proceeding in respect of any Mortgaged Property as authorized by this Agreement,  the Servicer shall deliver or cause to be  delivered  to the  Trustee,  for  signature,  as  appropriate,  any court  pleadings, requests for trustee's sale or other documents  necessary to effectuate such  foreclosure or any legal action  brought to obtain  judgment  against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency  judgment or to enforce any other  remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.14      Documents, Records and Funds in Possession of the Servicer to be Held for
                        the Trustee.

      Notwithstanding  any other  provisions of this Agreement,  the Servicer shall transmit to the  Custodian on behalf of the Trustee as required by this  Agreement  all documents and instruments  in respect of a Mortgage  Loan coming into the  possession of the Servicer from time to time required to be delivered to the Trustee  pursuant to the terms hereof and shall account fully to the Trustee for any funds  received by the Servicer or which  otherwise are collected by the Servicer as  Liquidation  Proceeds or Insurance  Proceeds in respect of any
Mortgage Loan.  All Mortgage Files and funds  collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans,  whether from the collection of principal and interest payments or from Liquidation  Proceeds,  including but not limited to, any funds on deposit in a  Collection  Account,  shall be held by the  Servicer  for and on behalf of the
Trustee and shall be and remain the sole and exclusive  property of the Trustee,  subject to the  applicable  provisions  of this  Agreement.  The Servicer also agrees that it shall not create,  incur  or  subject  any  Mortgage  File or any  funds  that  are  deposited  in the
Collection  Account,  Certificate  Account or any related Escrow Account,  or any funds that otherwise  are  or  may  become  due or  payable  to the  Trustee  for  the  benefit  of the
Certificateholders,  to  any  claim,  lien,  security  interest,  judgment,  levy,  writ  of attachment or other  encumbrance,  or assert by legal action or otherwise any claim or right of setoff  against any Mortgage File or any funds  collected  on, or in  connection  with, a
Mortgage Loan, except,  however,  that the Servicer shall be entitled to set off against and deduct from any such funds any amounts  that are  properly  due and payable to the  Servicer under this Agreement.

SECTION 3.15      Servicing   Compensation;   Compensating   Interest  Payments;   Back-Up
                        Servicer's Indemnity.

      (a)   As compensation  for its services  hereunder,  the Servicer shall be entitled to withdraw from the  Collection  Account in accordance  with  Section 3.09(a),  payable solely from  payments  of  interest  in respect of the  related  Mortgage  Loan,  or to retain from interest  payments on the related  Mortgage  Loans the amount of the  Servicing Fee for each
Mortgage Loan, less any amounts in respect of Compensating Interest Payments.

      (b)   With respect to each Mortgage Loan,  additional  servicing  compensation  in the form of Ancillary  Income shall be retained by the Servicer.  The Servicer shall be required to pay all expenses  incurred by it in connection  with its servicing  activities  hereunder
(including  the  payment  of any  expenses  incurred  in  connection  with any  Subservicing
Agreement  entered into pursuant to Section 3.02  and the payment of any premiums for hazard insurance,  and  maintenance  of the other  forms of  insurance  coverage  required  by this
Agreement) to the extent such amounts do not constitute Advances or Nonrecoverable  Advances and shall not be entitled to  reimbursement  thereof except as specifically  provided for in this Agreement.

      (c)   Notwithstanding  clauses (a) and (b) above, the amount of servicing compensation that the Servicer shall be entitled to receive for its  activities  hereunder for the period ending on each  Distribution  Date  shall be reduced  (but not below  zero) by the amount of
Compensating  Interest Payments (if any) for such Distribution Date used to cover Prepayment
Interest Shortfalls.  Such reduction shall be applied during such period as follows:  first, to any  Servicing  Fee to which the Servicer is entitled  pursuant to  Section 3.15(a);  and second,  to any income or gain realized from any  investment of funds held in the Collection
Account to which the  Servicer is entitled  pursuant  to  Sections  3.15(b).  In making such reduction,  the Servicer  shall not  withdraw  from the  Collection  Account any such amount representing  all or a portion of the  Servicing  Fee to which it is  entitled  pursuant  to
Section 3.09(a).  The  Servicer  shall not be entitled to  reimbursement  from the Trust for any payment in respect of Compensating Interest.

      (d)   The Servicer's  right to receive  servicing  compensation may not be transferred in whole or in part except in  connection  with the transfer of all of its  responsibilities and obligations of the  Servicer under this Agreement.

      (e)   With  respect  to any  Distribution  Date,  no later than the  related  Servicer
Remittance  Date,  the  Servicer  shall remit to the Trustee for deposit in the  Certificate
Account in accordance with Section 3.06(d) the amount of the  Compensating  Interest Payment for such Distribution  Date. With respect to any Distribution  Date,  Compensating  Interest
Payments  shall  be  used  on  such  Distribution  Date to  cover  any  Prepayment  Interest
Shortfalls  in each  Loan  Group  on a pro rata  basis in  accordance  with  the  amount  of
Prepayment Interest Shortfalls in each Loan Group for such Distribution Date.

      (f)   The  Back-Up  Servicer  and any  director,  officer,  employee  or  agent of the
Back-Up  Servicer  shall  be  indemnified  by DLJMC  and held  harmless  against  any  loss, liability  or expense  (including  reasonable  attorney's  fees and  expenses)  incurred  in connection  with  any  claim  or  legal  action  relating  to (a)  this  Agreement,  (b) the
Certificates  or (c) the  performance  of any of the Back-Up  Servicer's  duties  hereunder, other than any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or negligence in the performance of any of the Back-Up  Servicer's duties hereunder or incurred  by reason of any action of the  Back-Up  Servicer  taken at the  direction  of the
Certificateholders;  provided,  however,  that DLJMC  shall not be  obligated  to pay to the
Back-Up  Servicer  more  than,  in the  aggregate,  $150,000  per  annum  pursuant  to  this
Section 3.15(f).  Other  than as set forth in this  Section 3.15  and in  Sections  4.02 and
6.03  hereto,  the  Back-Up  Servicer  shall not be entitled  to any other  compensation  or reimbursement  for loss or expenses.  Such indemnity  shall survive the  termination of this
Agreement or the resignation or removal of the Back-Up Servicer hereunder.

SECTION 3.16      Access to Certain Documentation.

      The  Servicer  shall  provide  to the OTS and the  FDIC and to  comparable  regulatory
authorities   supervising  Holders  of  Subordinate   Certificates  and  the  examiners  and
supervisory  agents  of the  OTS,  the  FDIC  and  such  other  authorities,  access  to the documentation  regarding the related  Mortgage Loans  required by applicable  regulations of the OTS and the  FDIC.  Such  access  shall  be  afforded  without  charge,  but  only  upon reasonable and five Business Days prior written  request and during normal business hours at the offices designated by the Servicer.  Nothing in this Section shall  limit the obligation of the  Servicer  to observe  any  applicable  law  prohibiting  disclosure  of  information regarding the  Mortgagors  and the failure of the Servicer to provide  access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

SECTION 3.17      Annual Statement as to Compliance.

      Not later than the  earlier of (a) March 15th of each  calendar  year  (other than the calendar  year during  which the Closing  Date  occurs) or (b) with  respect to any calendar year  during  which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance  with the  Exchange  Act and the  rules and  regulations  of the  Commission,  15 calendar  days  before  the date on which  the  Depositor's  annual  report  on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission  (or,  in each case,  if such day is not a  Business  Day,  the  immediately preceding  Business  Day),  the Servicer  shall deliver to the Trustee and the Trustee shall subsequently  deliver to the Depositor  and the Rating  Agencies,  an Officer's  Certificate
stating,  as to the signer  thereof,  that (i) a review of the  activities  of the  Servicer during  the  preceding  calendar  year and of the  performance  of the  Servicer  under this
Agreement  has been made  under  such  officer's  supervision,  and (ii) to the best of such officer's  knowledge,  based on such review,  the Servicer has fulfilled all its obligations under this Agreement  throughout such year, or, if there has been a material  default in the fulfillment  of any such  obligation,  specifying  each such material  default known to such officer  and the nature and status  thereof and the action  being  taken by the  Servicer to cure such material default.

SECTION 3.18      Annual Independent Public  Accountants'  Servicing  Statement;  Financial
                        Statements.

      Not later than the  earlier of (a) March 15th of each  calendar  year  (other than the calendar  year during  which the Closing  Date  occurs) or (b) with  respect to any calendar year  during  which the  Depositor's  annual  report on Form 10-K is required to be filed in accordance  with the  Exchange  Act and the  rules and  regulations  of the  Commission,  15 calendar  days  before  the date on which  the  Depositor's  annual  report  on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission  (or,  in each case,  if such day is not a  Business  Day,  the  immediately preceding  Business  Day),  the  Servicer,  at its  expense,  shall  cause a  nationally  or regionally  recognized  firm of independent  public  accountants  (who may also render other services to the  Servicer,  the Seller or any  affiliate  thereof)  which is a member of the
American  Institute  of  Certified  Public  Accountants  to furnish a  statement  (A) to the
Trustee, who shall subsequently deliver such statement to the Depositor,  to the effect that with respect to the Servicer,  such firm has examined certain documents and records relating to the servicing of residential  mortgage  loans which the Servicer is servicing,  and that, on the basis of such  examination,  conducted  substantially  in compliance with the Uniform
Single  Attestation  Program for Mortgage  Bankers or the Audit Guide for HUD Approved Title
II Approved Mortgagees and Loan Correspondent Programs,  nothing has come to their attention which would indicate that such servicing has not been conducted in compliance  with Accepted
Servicing  Practices,  except  for (a) such  exceptions  as such firm  shall  believe  to be immaterial,  and (b) such  other  exceptions  as shall be set  forth in such  statement.  In addition, the Servicer shall disclose to such firm all significant  deficiencies relating to
the  Servicer's   compliance  with  the  minimum  servicing  standards  set  forth  in  this
Agreement.  In  rendering  such  statement,  such firm may rely,  as to matters  relating to direct  servicing  of  mortgage  loans  by  Subservicers,  upon  comparable  statements  for examinations  conducted  substantially  in compliance  with the Uniform  Single  Attestation
Program  for  Mortgage  Bankers  or the  Audit  Guide  for HUD  Approved  Title II  Approved
Mortgagees and Loan  Correspondent  Programs (rendered within one year of such statement) of independent  public  accountants  with  respect to the related  Subservicer.  Copies of such statement  shall be  provided by the Trustee to any  Certificateholder  upon  request at the
Servicer's  expense,  provided  such  statement is delivered by the Servicer to the Trustee.
The initial  statement  required  pursuant to this  Section 3.18  shall be  delivered to the
Trustee and the Depositor by the Servicer no later than March 15, 2005.

SECTION 3.19      Maintenance of Fidelity Bond and Errors and Omissions Insurance.

      The Servicer shall maintain with responsible companies,  at its own expense, a blanket
Fidelity  Bond and an Errors and  Omissions  Insurance  Policy,  with broad  coverage on all officers,  employees  or other  persons  acting in any  capacity  requiring  such persons to handle funds,  money,  documents or papers relating to the related Mortgage Loans ("Servicer
Employees").  Any such Fidelity Bond and Errors and Omissions  Insurance  Policy shall be in the form of the Financial  Institution  Bond Form 24 Fidelity  Bond  American  International
Specialty Lines  Insurance  Policy form ("43350 12/90") or otherwise in a form acceptable to
FNMA or FHMLC, and shall protect and insure the Servicer against losses,  including forgery, theft  embezzlement,  fraud,  errors  and  omissions  and  negligent  acts  of the  Servicer
Employees.  Each Fidelity Bond and Errors and Omissions  Insurance Policy also shall protect and insure the Servicer  against losses in connection  with the release or satisfaction of a related Mortgage Loan without having obtained  payment in full of the  indebtedness  secured thereby.  No provision of this  Section 3.19  requiring  such  Fidelity  Bond and Errors and
Omissions  Insurance  Policy  shall  diminish  or relieve the  Servicer  from its duties and obligations  as set forth in this  Agreement.  The minimum  coverage under any such bond and insurance policy shall be at least equal to the  corresponding  amounts required by the FDIC or other primary regulator of the Servicer.

SECTION 3.20      Prepayment Premiums.

      Notwithstanding  anything  in  this  Agreement  to the  contrary,  in the  event  of a
Principal  Prepayment,  the Servicer may not waive any Prepayment Premium or portion thereof required by the terms of the related  Mortgage Note unless (i) the related  Mortgage Loan is in default  or  foreseeable  default  and such  waiver  (a) is  standard  and  customary  in servicing  mortgage  loans similar to the Mortgage  Loans and (b) would,  in the  reasonable judgment of the Servicer,  maximize recovery of total proceeds taking into account the value of such  Prepayment  Premium  and the related  Mortgage  Loan,  (ii) (A) the  enforceability thereof  is  limited  (1) by  bankruptcy,  insolvency,  moratorium,  receivership,  or other similar  law  relating  to  creditors'  rights  generally  or  (2)  due to  acceleration  in connection with a foreclosure or other  involuntary  payment,  or (B) the  enforceability is otherwise  limited or  prohibited  by  applicable  law,  (iii) the  enforceability  would be considered  "predatory"  pursuant to written  guidelines  issued by any applicable  federal, state or local  authority  having  jurisdiction  over such matters,  or (iv) the Servicer is unable to locate  documentation  sufficient  to allow it to confirm the existence and amount of such  Prepayment  Premium  after  using  commercially  reasonable  efforts to locate such
documentation,   which  efforts  shall  include,  but  are  not  limited  to,  seeking  such documentation  from the  Depositor,  the Seller,  the  Custodian and from its own records or files.  For the  avoidance  of  doubt,  the  Servicer  may  waive a  Prepayment  Premium  in connection  with a short sale or short payoff on a defaulted  Mortgage Loan. If the Servicer has waived all or a portion of a  Prepayment  Premium  relating to a  Principal  Prepayment, other than as provided  above,  the Servicer  shall deliver to the Trustee no later than the next  succeeding  Servicer  Remittance  Date, for deposit into the  Certificate  Account the amount  of such  Prepayment  Premium  (or  such  portion  thereof  as had been  waived)  for distribution  in accordance  with the terms of this  Agreement and if the Servicer  fails to deliver  such amount  either the Trustee or the Seller may enforce such  obligation.  If the
Servicer  has waived all or a portion  of a  Prepayment  Premium  for any  reason,  it shall notify the Trustee and the Seller thereof and shall include such  information in any monthly reports it  provides  the  Trustee and the Seller.  Notwithstanding  any  provision  in this
Agreement to the contrary,  in the event the Prepayment  Premium  payable under the terms of the related  Mortgage  Note is less than the amount of the  Prepayment  Premium set forth in the Mortgage  Loan  Schedule or other  information  provided to the  Servicer,  the Servicer shall not have any liability or obligation with respect to such difference.

SECTION 3.21      Duties and Removal of the Credit Risk Manager.

      For and on behalf of the Depositor,  the Credit Risk Manager will provide  reports and recommendations  concerning  certain  delinquent and defaulted Mortgage Loans, and as to the collection of any Prepayment  Premiums with respect to the Mortgage Loans.  Such reports and recommendations  will be based upon information provided to the Credit Risk Manager pursuant to the Credit Risk  Management  Agreement,  and the Credit Risk Manager shall look solely to the Servicer for all information  and data  (including loss and delinquency  information and data) relating to the servicing of the Mortgage  Loans.  Upon any  termination of the Credit
Risk Manager or the appointment of a successor  Credit Risk Manager,  the Trustee shall give written notice thereof to the Servicer and the Depositor.

      If  Holders  of the  Certificates  entitled  to 66 2/3% or more of the  Voting  Rights request  in  writing  to the  Trustee  to  terminate  the  Credit  Risk  Manager  under this
Agreement,  the Credit Risk Manager shall be removed pursuant to this Section.  Upon receipt of such notice,  the Trustee shall provide  written notice to the Credit Risk Manager of its removal, which shall be effective upon receipt of such notice by the Credit Risk Manager.

                                        ARTICLE IV

                                 DISTRIBUTIONS AND ADVANCES

SECTION 4.01      Advances.

      On or before 4:00 p.m. New York time on each Servicer  Remittance  Date,  the Servicer shall  either (i) remit to the Trustee for deposit in the  Certificate  Account from its own funds,  an amount equal to the Advances to be made by the Servicer in respect of the related
Distribution  Date,  which shall be in an aggregate  amount equal to the Scheduled  Payments
(with  interest at the Mortgage Rate less the  Servicing  Fee Rate),  less the amount of any related Relief Act Shortfalls,  on the Outstanding Mortgage Loans as of the related Due Date in the related  Collection  Period,  which  Scheduled  Payments  were due during the related
Collection Period and not received as of the close of business on the related  Determination
Date; provided that no Advance shall be made if it would be a Nonrecoverable  Advance,  (ii)
cause to be made an appropriate  entry in the records of the  Collection  Account that funds in such account being held for future  distribution or withdrawal have been, as permitted by this  Section 4.01,  used by the Servicer to make such Advance and remit such amounts to the
Trustee for  deposit in the  Certificate  Account or (iii) make  Advances in the form of any combination of clauses (i) and (ii)  aggregating the amount of such Advance.  Any portion of the funds in the  Collection  Account  being held for future  distribution  or withdrawal so used shall be  replaced  by the  Servicer  from its own funds by deposit in the  Certificate
Account on or before 4.00 p.m. New York time on any future  Servicer  Remittance Date to the extent that funds  attributable  to the Mortgage  Loans that are available in the Collection
Account for deposit in the  Certificate  Account on such Servicer  Remittance  Date shall be less than payments to Certificateholders  required to be made on the following  Distribution
Date. The  determination by the Servicer that it has made a  Nonrecoverable  Advance or that any  proposed  Advance,  if  made,  would  constitute  a  Nonrecoverable  Advance,  shall be evidenced  by a  certificate  of a Servicing  Officer  delivered  to the  Depositor  and the
Trustee.

SECTION 4.02      Priorities of Distribution.

(a)   On each  Distribution  Date,  the Trustee  shall  distribute  the Interest  Remittance
Amount for both Loan Groups for such date in the following order of priority:

(i)   from the Interest Remittance Amount for Loan Group 2, to the Trustee,  the Trustee Fee
      for such Distribution Date;

(ii)  from the Interest  Remittance Amount for Loan Group 2,  to the Credit Risk Manager and
      the Back-Up  Servicer,  pro rata based on amounts due, the Credit Risk Manager Fee and the Back-Up Servicing Fee, respectively, for such Distribution Date;

(iii) from the Interest Remittance Amount for Loan Group 1, to the Trustee,  any Trustee Fee
      remaining unpaid after giving effect to clause (i);

(iv)  from the Interest  Remittance Amount for Loan Group 1,  to the Credit Risk Manager and
      the Back-Up  Servicer,  pro rata based on amounts due, any Credit Risk Manager Fee and
      Back-Up  Servicing Fee,  respectively,  remaining unpaid after giving effect to clause
      (ii);

(v)   from the Interest  Remittance Amount for Loan Group 1 and Loan Group 2,  to the Senior
      Certificates,  pro rata based on amounts due,  Current  Interest and any  Carryforward
      Interest for such Class and such  Distribution  Date,  applied in accordance  with the allocation rules set forth in (b) below;

(vi)  first,  from the  Interest  Remittance  Amount for Loan Group 2 and then from the from the  Interest  Remittance  Amount  for Loan  Group 1,  to the Class M-1  Certificates,
      Current  Interest and any Carryforward  Interest for such Class and such  Distribution
      Date;

(vii) first,  from the  Interest  Remittance  Amount  for  Loan  Group 2  and then  from the
      Interest  Remittance Amount for Loan Group 1,  to the Class M-2 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date;

(viii)      first,  from the Interest  Remittance  Amount for Loan Group 2 and then from the
      Interest  Remittance Amount for Loan Group 1,  to the Class M-3 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date;

(ix)  first,  from the  Interest  Remittance  Amount  for  Loan  Group 2  and then  from the
      Interest  Remittance Amount for Loan Group 1,  to the Class M-4 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date;

(x)   first,  from the  Interest  Remittance  Amount  for  Loan  Group 2  and then  from the
      Interest  Remittance Amount for Loan Group 1,  to the Class M-5 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date;

(xi)  first,  from the  Interest  Remittance  Amount  for  Loan  Group 2  and then  from the
      Interest  Remittance Amount for Loan Group 1,  to the Class M-6 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date;

(xii) first,  from the  Interest  Remittance  Amount  for  Loan  Group 2  and then  from the
      Interest  Remittance Amount for Loan Group 1,  to the Class B-1 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date;

(xiii)      first,  from the Interest  Remittance  Amount for Loan Group 2 and then from the
      Interest  Remittance Amount for Loan Group 1,  to the Class B-2 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date;

(xiv) first,  from the  Interest  Remittance  Amount  for  Loan  Group 2  and then  from the
      Interest  Remittance Amount for Loan Group 1,  to the Class B-3 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date;

(xv)  first,  from the  Interest  Remittance  Amount  for  Loan  Group 2  and then  from the
      Interest  Remittance Amount for Loan Group 1,  to the Class B-4 Certificates,  Current
      Interest and any Carryforward Interest for such Class and such Distribution Date; and

(xvi) for  application as part of Monthly  Excess  Cashflow for such  Distribution  Date, as provided in  Section 4.02(e),  any such Interest  Remittance  Amount  remaining  after application pursuant to clauses (i) through (xv) above for such Distribution Date.

(b)   The Interest Remittance Amount for Loan Group 1 and Loan Group 2 distributed  pursuant to clause (v) above will be applied to the applicable Senior Certificates as follows:

(i)   amounts distributed to the Class A-1  Certificates will reduce the Interest Remittance
      Amount for Loan Group 1  before any  reduction to the Interest  Remittance  Amount for
      Loan Group 2 in respect of such distribution; and

(ii)  amounts  distributed  to  the  Class R,   Class R-II,   Class A-2,   Class A-IO-1  and
      Class A-IO-2  Certificates  shall  reduce  the  Interest  Remittance  Amount  for Loan
      Group 2  before any  reduction to the Interest  Remittance  Amount for Loan Group 1 in
      respect of such distributions.

(c)   On each  Distribution Date (1) prior to the Stepdown Date or (2) with respect to which a Trigger Event has occurred,  the Trustee shall distribute the Principal Payment Amount for such date in the following order of priority:

(i)   (A)   from the Principal  Remittance  Amount derived from Loan Group 1,  sequentially, to (x) the  Class A-1  Certificates  and (y) after  application  of  payments in clause  (c)(i)(B)(y) below, the Class A-2  Certificates,  in that order, in each case until the Class  Principal  Balance of such Class has been reduced to zero;
            and

(B)   from the Principal Remittance Amount derived from Loan Group 2,  sequentially,  to (x)
            the  Class R  and  Class R-II   Certificates,   pro  rata,   (y) the   Class A-2
            Certificates  and (z) after  application  of  payments  in  clause  (c)(i)(A)(x)
            above, the Class A-1  Certificates,  in that order, in each case until the Class
            Principal Balance of such Class has been reduced to zero;

(ii)  to the Class M-1  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero;

(iii) to the Class M-2  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero;

(iv)  to the Class M-3  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero;

(v)   to the Class M-4  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero;

(vi)  to the Class M-5  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero;

(vii) to the Class M-6  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero;

(viii)      to the Class B-1  Certificates,  until the Class Principal Balance of such Class has been reduced to zero;

(ix)  to the Class B-2  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero;

(x)   to the Class B-3  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero;

(xi)  to the Class B-4  Certificates,  until the Class  Principal  Balance of such Class has been reduced to zero; and

(xii) for  application as part of Monthly  Excess  Cashflow for such  Distribution  Date, as provided  in  Section 4.02(e),  any such  Principal  Payment  Amount  remaining  after application pursuant to clauses (i) through (xi) above, for such Distribution Date.

(d)   On each  Distribution  Date (1) on or after the Stepdown  Date and (2) with respect to which a Trigger Event has not occurred,  the Principal  Payment Amount for such date will be paid in the following order of priority:

(i)   (A)   from the Principal  Remittance  Amount  derived from Loan  Group 1,  the Group 1
            Allocation  Amount,  sequentially,  to (x) the  Class A-1  Certificates  and (y)
            after  application  of  payments in clause  (d)(i)(B)(x)  below,  the  Class A-2
            Certificates,  in that order, in each case until the Class Principal  Balance of such Class has been reduced to zero; and

(B)   from  the  Principal   Remittance  Amount  derived  from  Loan  Group 2,  the  Group 2
            Allocation  Amount,  sequentially,  to (x) the  Class A-2  Certificates  and (y)
            after  application  of  payments in clause  (d)(i)(A)(x)  above,  the  Class A-1
            Certificates,  in that order, in each case until the Class Principal  Balance of such Class has been reduced to zero;

(ii)  to the Class M-1 Certificates,  the M-1 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero;

(iii) to the Class M-2 Certificates,  the M-2 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero;

(iv)  to the Class M-3 Certificates,  the M-3 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero;

(v)   to the Class M-4 Certificates,  the M-4 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero;

(vi)  to the Class M-5 Certificates,  the M-5 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero;

(vii) to the Class M-6 Certificates,  the M-6 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero;

(viii)      to the  Class  B-1  Certificates,  the B-1  Principal  Payment  Amount  for such
      Distribution  Date,  until the Class Principal  Balance of such Class has been reduced to zero;

(ix)  to the Class B-2 Certificates,  the B-2 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero;

(x)   to the Class B-3 Certificates,  the B-3 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero;

(xi)  to the Class B-4 Certificates,  the B-3 Principal Payment Amount for such Distribution
      Date, until the Class Principal Balance of such Class has been reduced to zero; and

(xii) for  application as part of Monthly  Excess  Cashflow for such  Distribution  Date, as provided  in  Section 4.02(e),  any such  Principal  Payment  Amount  remaining  after application pursuant to clauses (i) through (xi) above, for such Distribution Date.

(e)   On each  Distribution  Date, the Trustee shall  distribute the Monthly Excess Cashflow for such date in the following order of priority:

(i)   (A)   beginning on the  Overcollateralization  Commencement  Date, until the aggregate
            Class   Principal   Balance  of  the  Offered   Certificates   (other  than  the
            Class A-IO-1   Certificates)   equals  the  Aggregate   Loan  Balance  for  such
            Distribution  Date  minus the  Targeted  Overcollateralization  Amount  for such date,  on each  Distribution  Date (a)  prior to the  Stepdown  Date or (b) with respect to which a Trigger Event has occurred,  to the extent of Monthly  Excess
            Interest for such  Distribution  Date, to the Offered  Certificates  (other than the Class A-IO-1 Certificates), in the following order of priority:

                  (aa) (i) to the extent of the Monthly  Excess  Interest  derived from Loan
                          Group 1, the Group 1 Excess Interest Amount, sequentially,  to the
                          Class A-1 Certificates and Class A-2 Certificates,  in that order, in each case until the Class  Principal  Balance of such Class has been reduced to zero;

                          (ii)  sequentially,  to the Class A-2  Certificates  and Class A-1
                         Certificates,   in  that  order,  in  each  case  until  the  Class
                         Principal Balance of such Class has been reduced to zero;

                              (bb)  to  the   Class  M-1   Certificates,   until  the  Class
                          Principal Balance of such Class has been reduced to zero;

                          (cc) to the Class  M-2  Certificates,  until  the Class  Principal
                          Balance of such Class has been reduced to zero;

                          (dd) to the Class  M-3  Certificates,  until  the Class  Principal
                          Balance of such Class has been reduced to zero;

                          (ee)to the Class  M-4  Certificates,  until  the  Class  Principal
                          Balance of such Class has been reduced to zero;

                          (ff)to the Class  M-5  Certificates,  until  the  Class  Principal
                          Balance of such Class has been reduced to zero;

                          (gg)to the Class  M-6  Certificates,  until  the  Class  Principal
                          Balance of such Class has been reduced to zero;

                          (hh) to the Class  B-1  Certificates,  until  the Class  Principal
                          Balance of such Class has been reduced to zero;

                          (ii) to the Class  B-2  Certificates,  until  the Class  Principal
                          Balance of such Class has been reduced to zero;

                          (jj) to the Class  B-3  Certificates,  until  the Class  Principal
                          Balance of such Class has been reduced to zero; and

                          (kk) to the Class  B-4  Certificates,  until  the Class  Principal
                          Balance of such Class has been reduced to zero.

(B)   on each  Distribution  Date on or after the Stepdown  Date and with respect to which a
            Trigger Event has not occurred, to fund any principal  distributions required to be made on such  Distribution  Date  pursuant to  Section 4.02(d),  after giving
            effect  to  the   distribution   of  the  Principal   Payment  Amount  for  such
            Distribution  Date, in  accordance  with the  priorities  set forth therein (any distributions required to be made pursuant to  Section 4.02(d)(i)(A) or (B) will be  made  notwithstanding  the  limitation  in such  clauses  that  the  amounts distributed are derived from the Principal Remittance Amount);

(ii)  to the Class M-1  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(iii) to the Class M-2  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(iv)  to the Class M-3  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(v)   to the Class M-4  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(vi)  to the Class M-5  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(vii) to the Class M-6  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(viii)      to the  Class  B-1  Certificates,  any  Deferred  Amount  for such  Class,  with interest thereon at the applicable Pass-Through Rate;

(ix)  to the Class B-2  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(x)   to the Class B-3  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(xi)  to the Class B-4  Certificates,  any  Deferred  Amount for such Class,  with  interest thereon at the applicable Pass-Through Rate;

(xii) to the Basis Risk Reserve  Fund,  the Required  Basis Risk Reserve Fund  Deposit,  and
      from the Basis Risk Reserve Fund sequentially as follows:

(A)   to the  Class A-1  and  Class A-2  Certificates,  pro rata based on amounts  due,  any applicable Basis Risk Shortfall for such Class;

(B)   to the Class M-1 Certificates, any applicable Basis Risk Shortfall for such Class;

(C)   to the Class M-2 Certificates, any applicable Basis Risk Shortfall for such Class;

(D)   to the Class M-3 Certificates, any applicable Basis Risk Shortfall for such Class;

(E)   to the Class M-4 Certificates, any applicable Basis Risk Shortfall for such Class;

(F)   to the Class M-5 Certificates, any applicable Basis Risk Shortfall for such Class;

(G)   to the Class M-6 Certificates, any applicable Basis Risk Shortfall for such Class;

(H)   to the Class B-1 Certificates, any applicable Basis Risk Shortfall for such Class;

(I)   to the Class B-2 Certificates, any applicable Basis Risk Shortfall for such Class;

(J)   to the Class B-3 Certificates, any applicable Basis Risk Shortfall for such Class;

(K)   to the Class B-4 Certificates, any applicable Basis Risk Shortfall for such Class;

(xiii)      to the Class X Certificates,  the Class X Distributable Amount (with such amount to be  allocated  between the Class X-1 and Class X-2  Certificates  by the Trustee in
      accordance  with the  Incentive  Agreement  unless  the  Incentive  Agreement  as been terminated,  in  which  case,  such  amount  shall  be  allocated  to  the  Class  X-1
      Certificates)  for such  Distribution  Date together with amounts  withdrawn  from the
      Basis  Risk  Reserve  Fund for  distribution  to the Class X  Certificates  (with such amount to be  allocated  between  the Class  X-1 and  Class  X-2  Certificates  by the
      Trustee in accordance with the Incentive  Agreement unless the Incentive  Agreement as been  terminated,  in which case,  such  amount  shall be  allocated  to the Class X-1
      Certificates) pursuant to Section 4.06(b), (c), (d) and Section 4.07(b); and

(xiv) to the  Class R or  Class R-II  Certificate,  as  applicable,  any  remaining  amount, provided,  however,  that any amount  that  would be  distributable  pursuant  to this priority (xii) shall not be paid with respect to the Class R  Certificate but shall be paid  instead  with  respect  to the  Class X  Certificates  (with  such  amount to be allocated  between  the  Class  X-1 and  Class  X-2  Certificates  by the  Trustee  in
      accordance  with the  Incentive  Agreement  unless  the  Incentive  Agreement  as been terminated,  in  which  case,  such  amount  shall  be  allocated  to  the  Class  X-1
      Certificates)  pursuant to a contract  that exists  under this  Agreement  between the
      Class R or Class R-II Certificateholders and the Class X Certificateholders.

(f)   On  each  Distribution  Date,  the  Trustee  shall  distribute  to the  Holder  of the
Class A-IO-1  Certificates,  the  aggregate of all  Prepayment  Premiums for Mortgage  Loans collected or paid by the Servicer with respect to the preceding Prepayment Period.

SECTION 4.03      Allocation of Losses.

(a)   On each  Distribution  Date, the Trustee shall determine the total of the Applied Loss
Amount,  if any, for such  Distribution  Date. The Applied Loss Amount for any  Distribution
Date shall be applied by reducing the Class  Principal  Balance of each Class of Subordinate
Certificates beginning with the Class of Subordinate  Certificates then outstanding with the lowest relative payment priority,  in each case until the respective Class Principal Balance thereof is reduced to zero.  Any Applied  Loss Amount  allocated  to a Class of  Subordinate
Certificates  shall  be  allocated  among  the  Subordinate  Certificates  of such  Class in proportion to their respective Percentage Interests.

(b)   With respect to any Class of Subordinate  Certificates to which an Applied Loss Amount has been allocated  (including any such Class for which the related Class Principal  Balance has been reduced to zero),  the Class  Principal  Balance of such Class will be increased on any  Distribution  Date by the  amount of related  Recoveries  for such  Distribution  Date, beginning  with the Class of  Subordinate  Certificates  with the highest  relative  payment priority,  up to the amount of the Deferred  Amount for that Class.  Any increase in a Class
Principal  Balance on a  Distribution  Date pursuant to this  Section 4.03(b)  shall be made prior to giving effect to distributions on that Distribution Date.

      Any increase to the Class  Principal  Balance of a Class of  Subordinate  Certificates
shall  increase the  Certificate  Balance of the related Class pro rata in  accordance  with each Percentage Interest.

SECTION 4.04      Monthly Statements to Certificateholders.

(a)   Not later than each  Distribution  Date,  the  Trustee  shall  prepare and cause to be forwarded by first class mail to each  Certificateholder,  the  Servicer,  the Depositor and each Rating Agency, a statement based on the information  provided by the Servicer  pursuant to Section 4.05 herein setting forth with respect to the related distribution:

(i)   the  amount  thereof   allocable  to  principal,   indicating   the  portion   thereof
      attributable to Scheduled Payments and Principal Prepayments;

(ii)  the amount  thereof  allocable to interest or any  Carryforward  Interest  included in such distribution;

(iii) if the  distribution  to the  Holders of such Class of  Certificates  is less than the full  amount  that would be  distributable  to such  Holders if there were  sufficient funds available  therefor,  the amount of the shortfall and the allocation  thereof as between principal and interest;

(iv)  the Class Principal  Balance of each Class of Certificates  after giving effect to the distribution of principal on such Distribution Date;

(v)   the Aggregate Loan Balance and the Aggregate Loan Group Balance for such  Distribution
      Date;

(vi)  the Overcollateralization Amount for such Distribution Date;

(vii) the amount of the  Servicing  Fee,  the Trustee  Fee,  the Back-up  Servicer  Fee, the
      Credit Risk Manager Fee and any other mortgage  insurance  fees, if  applicable,  with respect to such Distribution Date;

(viii)      the Pass-Through Rate for each Class of LIBOR  Certificates with respect to such
      Distribution Date and the Pass-Through Rate for each Class of Class A-IO Certificates;

(ix)  the amount of Advances  included in the distribution on such Distribution Date and the aggregate  amount of Advances  outstanding  as of the last day of the  calendar  month preceding such Distribution Date;

(x)   the number and aggregate  principal amounts of Mortgage Loans which are delinquent (1)
      30 to 59 days,  (2) 60 to 89 days and (3) 90 or more days (to include such  delinquent loans which are also in  bankruptcy or  foreclosure),  for each Loan Group and for the
      Mortgage  Loans in the  aggregate,  as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xi)  the  number  and  aggregate   principal   amounts  of  Mortgage  Loans  that  were  in
      foreclosure,  for each Loan Group and for the Mortgage Loans in the  aggregate,  as of the  close  of  business  on the  last  day  of  the  calendar  month  preceding  such
      Distribution Date;

(xii) the number and aggregate  principal amounts of Mortgage Loans that were in bankruptcy, for each Loan Group and for the Mortgage  Loans in the  aggregate,  as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xiii)      the number and  aggregate  principal  amounts of Mortgage  Loans with respect to which  Prepayment  Premiums were collected and the aggregate amount of such Prepayment
      Premiums;

(xiv) the Rolling Three Month Delinquency Rate for such Distribution Date;

(xv)  the total number and principal  balance of any REO  Properties  (and market value,  if available),  for each Loan Group and for the Mortgage  Loans in the  aggregate,  as of the last day of the calendar month preceding such Distribution Date;

(xvi) the total number and  principal  balance of any Mortgage  Loans that were  repurchased during the calendar month preceding such Distribution Date;

(xvii)      the aggregate  amount of Realized Losses incurred during the preceding  calendar month and aggregate Realized Losses included in such distribution;

(xviii)     the weighted  average term to maturity of the Mortgage  Loans as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xix) the portion of any  distribution  to the Class A  Certificateholders  constituting  an
      Insured Payment for such Distribution Date;

(xx)  the gross  weighted  average  coupon of the Mortgage Loans as of the first date of the applicable period for such Distribution Date;

(xxi) the aggregate number of Mortgage Loans in the pool;

(xxii)      the Net WAC Rate;

(xxiii)     the Senior Enhancement Percentage;

(xxiv)      the Net Excess Spread; and

(xxv) any  amounts  deposited  in the Basis  Risk  Reserve  Fund on such  Distribution  Date pursuant  to  Section 4.02(e)(xii),  and the  balance of the Basis Risk  Reserve  Fund after all distributions have been made on such Distribution Date;

      The  Trustee's   responsibility   for   disbursing   the  above   information  to  the
Certificateholders  is  limited  to  the  availability,   timeliness  and  accuracy  of  the
information derived from the Servicer.

      On each  Distribution  Date, the Trustee shall provide  Bloomberg  Financial  Markets,
L.P.  ("Bloomberg")  CUSIP Level Factors for each Class of Offered  Certificates  as of such
Distribution  Date,  using a  format  and  media  mutually  acceptable  to the  Trustee  and
Bloomberg.  In connection with providing the information  specified in this  Section 4.04 to
Bloomberg, the Trustee and any director,  officer, employee or agent of the Trustee shall be indemnified  and held  harmless by DLJMC,  to the  extent,  in the manner and subject to the limitations  provided in Section 8.05.  The Trustee will also make the monthly statements to
Certificateholders  available each month to each party  referred to in this  Section 4.04(a)
via   the    Trustee's    website.    The    Trustee's    website   can   be   accessed   at
http://www.usbank.com/abs  or at such other site as the Trustee may  designate  from time to time.  The  Trustee  may  fully  rely upon and  shall  have no  liability  with  respect  to information provided by the Servicer.

(b)   Upon request,  within a reasonable period of time after the end of each calendar year, the Trustee  shall cause to be  furnished to each Person who at any time during the calendar year was a  Certificateholder,  a statement  containing the information set forth in clauses
(a)(i),  (a)(ii) and (a)(vii) of this  Section 4.04  aggregated  for such  calendar  year or
applicable  portion  thereof  during  which  such  Person  was  a  Certificateholder.   Such
obligation  of the  Trustee  shall be deemed  to have  been  satisfied  to the  extent  that substantially  comparable  information  shall be  provided  by the  Trustee  pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.05      Servicer to Cooperate.

      The Servicer shall provide to the Trustee and the Back-Up Servicer  information  which is mutually  agreeable to the Trustee and the  Servicer,  no later than the second  Business
Day  following  the  Determination  Date  necessary  to enable the  Trustee  to perform  its distribution, accounting and reporting requirements hereunder.

SECTION 4.06      Basis Risk Reserve Fund.

(a)   On the Closing Date,  the Trustee  shall  establish and maintain in its name, in trust for the benefit of the Holders of the  Certificates,  the Basis Risk Reserve Fund. The Basis
Risk Reserve Fund shall be an Eligible  Account,  and funds on deposit therein shall be held separate and apart from,  and shall not be  commingled  with,  any other  moneys,  including without limitation, other moneys held by the Trustee pursuant to this Agreement.

(b)   On the Closing Date,  $5,000.00 will be deposited by the Depositor into the Basis Risk
Reserve Fund. On each  Distribution  Date, the Trustee shall  transfer from the  Certificate
Account to the Basis Risk Reserve Fund pursuant to  Section 4.02(e)(xi)  the Required  Basis
Risk  Reserve  Fund  Deposit.  Amounts on deposit  in the Basis Risk  Reserve  Fund shall be withdrawn  by the  Trustee in  connection  with any  Distribution  Date to fund the  amounts required to be distributed to holders of the Offered  Certificates  in respect of Basis Risk
Shortfalls.  Any  distributions  of Monthly  Excess  Cashflow  to the holders of the Offered
Certificates pursuant to Sections  4.02(e)(xi)(A)-(K) shall be deemed to have been deposited in the Basis Risk Reserve  Fund and paid to such  holders.  On any  Distribution  Date,  any amounts  on  deposit in the Basis Risk  Reserve  Fund in excess of the  Required  Basis Risk
Reserve  Fund  Amount  shall be  distributed  to the Class X  Certificateholder  pursuant to
Section 4.02(e)(xiii).

(c)   Funds in the Basis Risk  Reserve Fund may be invested in Eligible  Investments  by the
Trustee at the direction of the holders of the Class X-1  Certificates  maturing on or prior to the next succeeding  Distribution Date. Any net investment earnings on such amounts shall be payable to the holders of the  Class X  Certificates  pursuant to  Section 4.02(e)(xiii).
The Trustee shall account for the Basis Risk Reserve Fund as an outside  reserve fund within the  meaning  of  Treasury  regulation  1.860G-2(h)  and not an asset of any  REMIC  created pursuant to this Agreement.  The Class X  Certificates shall evidence ownership of the Basis
Risk Reserve Fund for federal tax purposes and the Holders  thereof shall direct the Trustee in  writing as to the  investment  of amounts  therein.  The  Trustee  shall  treat  amounts transferred  by the Master  REMIC to the Basis Risk  Reserve  Fund as  distributions  to the
Class X  Certificateholder  for all Federal  tax  purposes.  In the absence of such  written direction,  all funds in the Basis Risk Reserve Fund shall  remain  uninvested.  The Trustee shall have no liability for losses on investments in Eligible  Investments  made pursuant to this  Section 4.06(c)  (other than as obligor on any such investments).  Upon termination of the Trust Fund,  any amounts  remaining in the Basis Risk Reserve Fund shall be  distributed to the Holders of the Class X  Certificates in the same manner as if distributed pursuant to
Section 4.02(e)(xiii) hereof.

(d)   On the  Distribution  Date  immediately  after  the  Distribution  Date on  which  the aggregate  Class  Principal  Balance of the LIBOR  Certificates  equals zero, any amounts on deposit in the Basis  Risk  Reserve  Fund not  payable  on the LIBOR  Certificates  shall be deposited  into the  Certificate  Account  and  distributed  to the  Holders of the  Class X
Certificates in the same manner as if distributed pursuant to Section 4.02(e)(xiii) hereof.

                                         ARTICLE V

                                      THE CERTIFICATES

SECTION 5.01      The Certificates.

      The Certificates shall be substantially in the forms attached hereto as exhibits.  The
Certificates  shall be issuable in registered form, in the minimum  denominations,  integral multiples in excess  thereof  (except that one  Certificate in each Class may be issued in a different  amount  which  must be in  excess of the  applicable  minimum  denomination)  and aggregate denominations per Class set forth in the Preliminary Statement.

      Subject to  Section 9.02  respecting the final  distribution on the  Certificates,  on each Distribution  Date the Trustee shall make  distributions to each  Certificateholder  of record on the  preceding  Record Date either (x) by wire transfer in  immediately  available funds to the account of such holder at a bank or other entity having appropriate  facilities therefor,  if (i) such Holder has so notified the Trustee at least five  Business Days prior to  the  related  Record  Date  and  (ii) such  Holder  shall  hold  (A) a  Notional  Amount
Certificate,  (B) 100% of the Class  Principal  Balance of any Class of  Certificates or (C)
Certificates  of  any  Class  with  aggregate  principal  Denominations  of  not  less  than
$1,000,000  or (y) by check  mailed by first  class  mail to such  Certificateholder  at the address of such holder appearing in the Certificate Register.

      The Certificates  shall be executed by manual or facsimile  signature on behalf of the
Trustee by a  Responsible  Officer  upon the written  order of the  Depositor.  Certificates bearing  the  manual or  facsimile  signatures  of  individuals  who were,  at the time such signatures  were  affixed,  authorized  to sign on  behalf  of the  Trustee  shall  bind the
Trustee,  notwithstanding  that  such  individuals  or  any of  them  have  ceased  to be so authorized  prior to the  authentication  and delivery of any such  Certificates  or did not hold such offices at the date of such  Certificate.  No Certificate shall be entitled to any benefit  under this  Agreement,  or be valid for any purpose,  unless there  appears on such certificate a Certificate of  Authentication  in the form provided  herein,  executed by the
Trustee  by  manual  signature,  and  such  authentication  upon  any  Certificate  shall be conclusive  evidence,  and the only evidence,  that such  Certificate has been duly executed
and   delivered   hereunder.   All   Certificates   shall  be   dated   the  date  of  their
countersignature.  On the Closing Date, the Trustee shall  authenticate  the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

      The Depositor shall provide,  or cause to be provided,  to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

SECTION 5.02      Certificate   Register;   Registration   of  Transfer  and  Exchange  of
                        Certificates.

(a)   The  Trustee  shall  maintain,  or  cause  to be  maintained  in  accordance  with the provisions of Section 5.06,  a Certificate  Register for the Trust Fund in which, subject to the provisions of  subsections  (b) and (c) below and to such  reasonable  regulations as it may  prescribe,  the Trustee  shall  provide for the  registration  of  Certificates  and of
transfers  and  exchanges  of   Certificates   as  herein   provided.   Upon  surrender  for
registration of transfer of any Certificate,  the Trustee shall execute and deliver,  in the name of the designated  transferee or transferees,  one or more new Certificates of the same
Class and aggregate Percentage Interest.

      At the  option  of a  Certificateholder,  Certificates  may  be  exchanged  for  other
Certificates  of the  same  Class  in  authorized  denominations  and  evidencing  the  same aggregate  Percentage  Interest upon  surrender of the  Certificates  to be exchanged at the office  or  agency  of  the  Trustee.  Whenever  any  Certificates  are so  surrendered  for exchange,  the Trustee shall execute,  authenticate,  and deliver the Certificates which the
Certificateholder  making the exchange is entitled to receive.  Every Certificate  presented or surrendered  for  registration  of transfer or exchange shall be accompanied by a written instrument  of transfer in form  satisfactory  to the  Trustee  duly  executed by the holder thereof or his attorney duly authorized in writing.

      No service  charge to the  Certificateholders  shall be made for any  registration  of transfer or exchange of  Certificates,  but payment of a sum  sufficient to cover any tax or governmental  charge  that may be imposed in  connection  with any  transfer  or exchange of
Certificates may be required.

      All  Certificates  surrendered  for  registration  of transfer  or  exchange  shall be cancelled  and  subsequently  disposed of by the Trustee in  accordance  with the  Trustee's customary procedures.

(b)   No  transfer  of a Private  Certificate  shall be made  unless  such  transfer is made pursuant to an effective  registration statement under the Securities Act and any applicable state  securities laws or is exempt from the  registration  requirements  under said Act and
such  state  securities  laws.   Except  in  connection  with  any  transfer  of  a  Private
Certificate  by the Depositor to any  affiliate,  in the event that a transfer is to be made in reliance  upon an exemption  from the  Securities  Act and such laws,  in order to assure compliance with the Securities Act and such laws, the  Certificateholder  desiring to effect such transfer shall certify to the Trustee in writing the facts  surrounding the transfer in substantially  the form set  forth in  Exhibit  J (the  "Transferor  Certificate")  and such
Certificateholder's   prospective   transferee   shall   either  (i)  deliver  a  letter  in
substantially  the form of  (A) Exhibit  L (the "Rule 144A  Letter")  or (B) if the  Private
Certificate  subject to such transfer represents the entire Class or the Depositor otherwise consents to such  transfer,  Exhibit K  (the  "Investment  Letter") or  (ii) there  shall be delivered  to the Trustee at the expense of the  transferor  an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities  Act. The Depositor  shall provide to any Holder of a Private Certificate and any prospective  transferee designated by any such Holder,  information  regarding the related Certificates and the Mortgage Loans and such other  information  as shall be necessary to satisfy the condition to  eligibility  set forth in Rule 144A(d)(4) for transfer of any such Private Certificate  without  registration thereof under the Securities  Act pursuant to the  registration  exemption  provided by Rule
144A.  The  Trustee  shall   cooperate  with  the  Depositor  in  providing  the  Rule  144A information referenced in the preceding sentence,  including providing to the Depositor such information  regarding the Certificates,  the Mortgage Loans and other matters regarding the
Trust  Fund as the  Depositor  shall  reasonably  request to meet its  obligation  under the preceding sentence.  Each Holder of a Private  Certificate  desiring to effect such transfer shall,  and does hereby agree to,  indemnify the Trustee,  the  Depositor,  the Seller,  the
Back-up  Servicer and the Servicer  against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      No transfer of an ERISA-Restricted  Certificate shall be made unless the Trustee shall have received in accordance  with Exhibit I, Exhibit K or Exhibit L, as  applicable,  either
(i) a  representation  letter from the transferee of such Certificate,  acceptable to and in form and substance  satisfactory to the Trustee, to the effect that such transferee is not a
Plan or a Person acquiring such  ERISA-Restricted  Certificate for, on behalf of or with the assets of, any such Plan, (a "Benefit Plan  Investor"),  which  representation  letter shall not be an expense of the Trustee or the Trust Fund, (ii) in the case of an  ERISA-Restricted
Certificate  (other  than a  Class A-IO-2  Certificate)  if the  purchaser  is an  insurance company and the  Certificate  has been the subject of an  ERISA-Qualifying  Underwriting,  a representation  that  the  purchaser  is an  insurance  company  which  is  purchasing  such
Certificates  with funds contained in an "insurance  company general  account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60"))
and that the purchase and holding of such  Certificates are covered under Sections I and III of PTCE 95-60 or (iii) if the purchaser is a Benefit Plan Investor  acquiring a Class A-IO-2
Certificate,  such Certificate has been the subject of an ERISA-Qualifying  Underwriting, or
(iv) in the case of any ERISA-Restricted  Certificate presented for registration in the name of a Benefit  Plan  Investor  without a  representation  as  required  above,  an Opinion of
Counsel  satisfactory  to the  Trustee to the effect  that the  purchase  or holding of such
Certificate  will not result in prohibited  transactions  under  Section 406 of ERISA and/or
Section 4975  of the Code and will not  subject  the  Depositor,  the  Trustee,  the Back-Up
Servicer  or the  Servicer  to any  obligation  in  addition  to  those  undertaken  in this
Agreement,  which Opinion of Counsel  shall not be an expense of such parties.  In the event the  representations  referred  to  in  the  preceding  sentence  are  not  furnished,  such representations  shall be  deemed  to have  been  made to the  trustee  by the  transferee's acceptance  of an  ERISA-Restricted  Certificate  by any  beneficial  owner who purchases an interest in such  Certificate  in  book-entry  form. In the event that a  representation  is violated,  or any attempt to  transfer an  ERISA-Restricted  Certificate  to a Benefit  Plan
Investor  is  attempted  without  the  delivery  to the  Trustee  of the  Opinion of Counsel described  above, the attempted  transfer or acquisition of such  Certificate  shall be void and of no effect.

      To the extent permitted under  applicable law (including,  but not limited to, ERISA), the Trustee  shall be under no liability to any Person for any  registration  of transfer of any  ERISA-Restricted  Certificate that is in fact not permitted by this  Section 5.02(b) or for making any payments due on such  Certificate  to the Holder  thereof or taking any other action with respect to such Holder  under the  provisions  of this  Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

(c)   Each Person who has or who acquires any Ownership  Interest in a Residual  Certificate shall be deemed by the acceptance or  acquisition of such Ownership  Interest to have agreed to be bound by the  following  provisions,  and the  rights  of each  Person  acquiring  any
Ownership  Interest  in a  Residual  Certificate  are  expressly  subject  to the  following provisions:

(i)   Each Person  holding or acquiring  any  Ownership  Interest in a Residual  Certificate
      shall be a Permitted  Transferee and shall  promptly  notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(ii)  No Ownership Interest in a Residual  Certificate may be registered on the Closing Date or  thereafter  transferred,  and the Trustee  shall not  register the Transfer of any
      Residual Certificate unless, in addition to the certificates  required to be delivered to the Trustee under  subparagraph  (b) above,  the Trustee shall have been  furnished with an  affidavit  (a  "Transfer  Affidavit")  of the initial  owner or the  proposed transferee in the form attached hereto as Exhibit I.

(iii) Each Person  holding or acquiring  any  Ownership  Interest in a Residual  Certificate
      shall  agree (A) to obtain a  Transfer  Affidavit  from any other  Person to whom such
      Person attempts to Transfer its Ownership Interest in a Residual  Certificate,  (B) to
      obtain a  Transfer  Affidavit  from any  Person  for whom  such  Person  is  acting as nominee,  trustee or agent in connection  with any Transfer of a Residual  Certificate and (C) not to Transfer its Ownership  Interest in a Residual  Certificate or to cause the Transfer of an Ownership  Interest in a Residual  Certificate  to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)  Any  attempted  or  purported  Transfer  of  any  Ownership  Interest  in  a  Residual
      Certificate  in  violation  of  the  provisions  of  this  Section 5.02(c)   shall  be
      absolutely null and void and shall vest no rights in the purported Transferee.  If any purported  transferee shall become a Holder of a Residual  Certificate in violation of the provisions of this  Section 5.02(c),  then the last preceding Permitted Transferee shall  be  restored  to all  rights  as  Holder  thereof  retroactive  to the  date of registration of Transfer of such Residual  Certificate.  The Trustee shall be under no liability to any Person for any  registration of a Transfer of a Residual  Certificate that is in fact not  permitted  by  Section 5.02(b)  and this  Section 5.02(c)  or for making any payments due on such  Certificate to the Holder thereof or taking any other action with respect to such Holder under the  provisions of this  Agreement so long as the  Transfer  was  registered  after  receipt  of  the  related  Transfer  Affidavit,
      Transferor  Certificate and either the Rule 144A Letter or the Investment  Letter. The
      Trustee  shall be entitled but not  obligated to recover from any Holder of a Residual
      Certificate  that  was in fact not a  Permitted  Transferee  at the  time it  became a
      Holder or, at such  subsequent  time as it became  other than a Permitted  Transferee, all payments  made on such  Residual  Certificate  at and after either such time.  Any such  payments so recovered by the Trustee  shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

(v)   The Depositor  shall use its best efforts to make  available,  upon receipt of written request from the Trustee,  all information  necessary to compute any tax imposed under
      Section 860E(e)  of the Code as a result of a Transfer of an  Ownership  Interest in a
      Residual Certificate to any Holder who is not a Permitted Transferee.

      The   restrictions  on  Transfers  of  a  Residual   Certificate  set  forth  in  this
Section 5.02(c)  shall  cease to apply  (and the  applicable  portions  of the  legend  on a
Residual  Certificate may be deleted) with respect to Transfers  occurring after delivery to the Trustee of an Opinion of Counsel,  which  Opinion of Counsel  shall not be an expense of the Trust Fund, the Trustee,  the Seller or the Servicer to the effect that the  elimination of such  restrictions  will not cause the REMIC  hereunder  to fail to qualify as a REMIC at any time that the  Certificates  are  outstanding  or result in the imposition of any tax on the Trust Fund, a  Certificateholder  or another  Person.  Each Person  holding or acquiring any Ownership  Interest in a Residual  Certificate  hereby consents to any amendment of this
Agreement  which,  based on an Opinion of Counsel  furnished to the Trustee,  is  reasonably necessary  (a) to ensure that the record  ownership  of, or any  beneficial  interest  in, a
Residual Certificate is not transferred,  directly or indirectly,  to a Person that is not a
Permitted  Transferee  and (b) to provide  for a means to compel the  Transfer of a Residual
Certificate  which is held by a Person that is not a Permitted  Transferee  to a Holder that is a Permitted Transferee.

(d)   The preparation  and delivery of all  certificates  and opinions  referred to above in this  Section 5.02  in connection  with  transfer  shall be at the expense of the parties to such transfers.

(e)   Except as  provided  below,  the  Book-Entry  Certificates  shall at all times  remain registered in the name of the Depository or its nominee and at all times:  (i)  registration of the  Certificates  may not be transferred  by the Trustee  except to another  Depository;
(ii) the  Depository  shall  maintain  book-entry  records with  respect to the  Certificate
Owners and with respect to ownership and transfers of such  Book-Entry  Certificates;  (iii)
ownership and transfers of registration  of the Book-Entry  Certificates on the books of the
Depository  shall be governed by applicable  rules  established by the Depository;  (iv) the
Depository  may  collect  its  usual and  customary  fees,  charges  and  expenses  from its
Depository  Participants;  (v) the  Trustee  shall  deal  with  the  Depository,  Depository
Participants and indirect  participating  firms as representatives of the Certificate Owners of the Book-Entry  Certificates  for purposes of exercising the rights of holders under this
Agreement,  and requests and directions for and votes of such  representatives  shall not be deemed to be  inconsistent  if they are made with respect to different  Certificate  Owners;
and (vi) the  Trustee  may rely and shall be fully  protected  in relying  upon  information furnished by the  Depository  with respect to its Depository  Participants  and furnished by the Depository  Participants with respect to indirect  participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

      All  transfers  by  Certificate  Owners of  Book-Entry  Certificates  shall be made in accordance with the procedures  established by the Depository  Participant or brokerage firm representing  such  Certificate  Owner.  Each  Depository  Participant  shall only  transfer
Book-Entry  Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      If (x) (i) the  Depository  or the  Depositor  advises the Trustee in writing that the
Depository  is no longer  willing or able to  properly  discharge  its  responsibilities  as
Depository,  and  (ii) the  Trustee  or the  Depositor  is  unable  to  locate  a  qualified successor,  (y) the Depositor,  with the consent of the applicable Depository  Participants, advises the Trustee in writing that it elects to terminate  the  book-entry  system  through the  Depository  or (z) after the  occurrence  of an Event of  Default,  Certificate  Owners representing  at  least  51% of the  Certificate  Balance  of  the  Book-Entry  Certificates
together  advise the  Trustee and the  Depository  through the  Depository  Participants  in writing that the continuation of a book-entry  system through the Depository is no longer in the best interests of the Certificate Owners and the Depository  Participants consent to the termination,  the Trustee shall notify all Certificate  Owners,  through the Depository,  of the occurrence of any such event and of the  availability  of  definitive,  fully-registered
Certificates  (the "Definitive  Certificates")  to Certificate  Owners  requesting the same.
Upon  surrender  to the  Trustee of the related  Class of  Certificates  by the  Depository, accompanied by the  instructions  from the Depository  for  registration,  the Trustee shall issue the Definitive  Certificates.  None of the Seller, the Servicer,  the Depositor or the
Trustee  shall  be  liable  for any  delay  in  delivery  of such  instruction  and each may conclusively  rely on,  and  shall be  protected  in  relying  on,  such  instructions.  The
Depositor  shall  provide  the  Trustee  with  an  adequate  inventory  of  certificates  to facilitate  the  issuance  and  transfer of  Definitive  Certificates.  Upon the issuance of
Definitive  Certificates  all  references  herein  to  obligations  imposed  upon  or  to be performed  by the  Depository  shall be  deemed  to be  imposed  upon and  performed  by the
Trustee,  to the extent  applicable  with respect to such  Definitive  Certificates  and the
Trustee shall  recognize the Holders of the Definitive  Certificates  as  Certificateholders
hereunder;  provided  that  the  Trustee  shall  not by  virtue  of its  assumption  of such obligations become liable to any party for any act or failure to act of the Depository.

SECTION 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.

      If (a) any  mutilated  Certificate  is  surrendered  to the  Trustee,  or the  Trustee receives  evidence to its satisfaction of the destruction,  loss or theft of any Certificate and (b) there is delivered  to the Trustee such  security or indemnity as may be required by it to hold it harmless,  then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide  purchaser,  the Trustee shall  execute,  authenticate  and deliver,  in  exchange  for or in lieu of any  such  mutilated,  destroyed,  lost or  stolen
Certificate,  a new Certificate of like Class, tenor and Percentage Interest.  In connection with the issuance of any new Certificate  under this  Section 5.03,  the Trustee may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto and any other expenses  (including the fees and expenses of the
Trustee)  connected  therewith.   Any  replacement   Certificate  issued  pursuant  to  this
Section 5.03  shall  constitute  complete  and  indefeasible  evidence of  ownership,  as if originally issued,  whether or not the lost, stolen or destroyed  Certificate shall be found at any time.

SECTION 5.04      Persons Deemed Owners.

      The  Servicer  and the Trustee and any agent of the  Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such  Certificate for the purpose of  receiving  distributions  as provided  in this  Agreement  and for all other purposes  whatsoever,  and none of the  Servicer or the Trustee or any agent of the Servicer or the Trustee shall be affected by any notice to the contrary.

SECTION 5.05      Access to List of Certificateholders' Names and Addresses.

      If three or more  Certificateholders  (a) request such information in writing from the
Trustee,  (b)  state  that  such   Certificateholders   desire  to  communicate  with  other
Certificateholders  with  respect  to  their  rights  under  this  Agreement  or  under  the
Certificates,  and (c)  provide a copy of the  communication  which such  Certificateholders propose to transmit,  or if the Depositor or the Servicer shall request such  information in writing  from the  Trustee,  then the  Trustee  shall,  within ten  Business  Days after the receipt of such request,  provide the Depositor,  the Servicer or such Certificateholders at such recipients' expense the most recent list of the  Certificateholders  of such Trust Fund held by the Trustee,  if any. The  Depositor and every  Certificateholder,  by receiving and holding a  Certificate,  agree that the Trustee shall not be held  accountable  by reason of the disclosure of any such information as to the list of the  Certificateholders  hereunder, regardless of the source from which such information was derived.

SECTION 5.06      Maintenance of Office or Agency.

      The  Trustee  will  maintain  or cause to be  maintained  at its  expense an office or offices or agency or agencies in St. Paul,  Minnesota where  Certificates may be surrendered for  registration of transfer or exchange.  The Trustee  initially  designates its Corporate
Trust  Office  for such  purposes.  The  Trustee  will  give  prompt  written  notice to the
Certificateholders of any change in such location of any such office or agency.

                                          ARTICLE VI

                        THE DEPOSITOR, THE SELLER, THE SERVICER AND

                                    THE BACK-UP SERVICER

SECTION 6.01      Respective Liabilities of the Depositor, the Seller, the Servicer and the
                        Back-Up Servicer.

      The Depositor,  the Seller, the Servicer and the Back-Up Servicer shall each be liable in accordance  herewith only to the extent of the obligations  specifically and respectively imposed upon and undertaken by them herein.

SECTION 6.02      Merger  or  Consolidation  of the  Depositor,  the  Seller,  the  Back-Up
                        Servicer or the Servicer.

      The  Depositor,  the Seller,  the Back-Up  Servicer and the Servicer will each keep in full effect its  existence,  rights and  franchises as a  corporation  under the laws of the
United  States or under the laws of one of the  states  thereof  and will  each  obtain  and preserve its  qualification to do business as a foreign  corporation in each jurisdiction in
which  such   qualification   is  or  shall  be   necessary  to  protect  the  validity  and
enforceability  of  this  Agreement,  or any of  the  Mortgage  Loans  and  to  perform  its respective duties under this Agreement.

      Any Person into which the Depositor,  the Seller, the Back-Up Servicer or the Servicer
may be merged or  consolidated,  or any Person resulting from any merger or consolidation to which the Depositor,  the Seller,  the Back-Up Servicer or the Servicer shall be a party, or any person succeeding to the business of the Depositor,  the Seller, the Back-Up Servicer or
the Servicer,  shall be the successor of the Depositor,  the Seller, the Back-Up Servicer or
the Servicer,  as the case may be,  hereunder,  without the execution or filing of any paper or any  further  act on the  part  of any of the  parties  hereto,  anything  herein  to the contrary  notwithstanding,  provided,  however,  that the successor or surviving Person with respect to a merger or  consolidation  of the Servicer or the Back-Up  Servicer  shall be an institution  either  (i) having a net worth of not less than  $10,000,000  or whose deposits are  insured  by the FDIC  through  the BIF or the SAIF,  or  (ii) which  is a FNMA or FHLMC approved servicer in good standing.

      Notwithstanding  the provision of  Section 6.04  herein to the  contrary,  the Back-Up
Servicer or, in the event that the Servicer  determines that it will no longer engage in the business  of  servicing  mortgage  loans,  the  Servicer,  may assign its rights  under this
Agreement,  provided that (i) the Depositor in its sole  discretion has consented,  (ii) the
Rating Agencies'  ratings of the Offered  Certificates and the Class A-IO-2  Certificates in
effect  immediately  prior to such action will not be  qualified,  reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating  Agencies) and (iii)
the  Servicer  or the Back-Up  Servicer,  as  applicable,  shall be liable for all costs and expenses (including  attorney's fees) incurred in connection with the assignment and related transfer of  servicing or back-up  servicing,  as  applicable,  provided  further,  that the
Servicer  or Back-Up  Servicer,  as  applicable,  shall  indemnify  and hold the Trust,  the
Trustee, the Depositor,  any Subservicer,  successor Servicer or successor Back-Up Servicer, as  applicable,  and each  Certificateholder  harmless  against any and all claims,  losses, penalties,  fines,  forfeitures,  reasonable legal fees and related costs, judgments and any other costs, fees and expenses that the Trust, the Trustee, the Depositor,  any Subservicer,
the  successor   Servicer  or  successor   Back-Up   Servicer,   as  applicable,   and  each
Certificateholder  may sustain in any way related to such  assignment.  No assignment by the
Servicer or the Back-Up  Servicer,  as applicable,  shall become effective until a successor
Servicer or Back-Up  Servicer,  as  applicable,  acceptable to the Depositor and the Trustee shall have assumed the Servicer's or Back-Up  Servicer's,  as applicable,  responsibilities, duties,  liabilities (other than those liabilities  arising prior to the appointment of such successor) and obligations  under this Agreement.  Any such assignment shall not relieve the
Servicer  or  the  Back-Up  Servicer,  as  applicable,  of  responsibility  for  any  of the obligations  specified  herein  except to the extent  that such  responsibilities  have been expressly assumed by such successor Servicer or Back-Up Servicer, respectively.

SECTION 6.03      Limitation  on  Liability  of the  Depositor,  the  Seller,  the  Back-Up
                        Servicer and the Servicer.

(a)   None of the  Depositor,  the Seller,  the Back-Up  Servicer or the Servicer nor any of
the  directors,  officers,  employees or agents of the  Depositor,  the Seller,  the Back-Up
Servicer or the  Servicer  shall be under any  liability to the  Certificateholders  for any action taken or for refraining  from the taking of any action in good faith pursuant to this
Agreement,  or for errors in judgment;  provided,  however,  that this  provision  shall not protect the Depositor,  the Seller,  the Back-Up  Servicer,  the Servicer or any such Person against  any  breach of  representations  or  warranties  made by it herein or  protect  the
Depositor,  the  Seller,  the  Back-Up  Servicer,  the  Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of  duties or by reason  of  reckless  disregard  of obligations and duties hereunder.

      The  Depositor,  the Seller,  the Back-Up  Servicer,  the Servicer  and any  director, officer,  employee  or agent of the  Depositor,  the  Seller,  the  Back-Up  Servicer or the
Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and submitted by any Person  respecting any matters arising  hereunder.  The Depositor,  the
Seller, the Back-Up Servicer, the Servicer and any director,  officer,  employee or agent of the Depositor,  the Seller, the Back-Up Servicer or the Servicer shall be indemnified by the
Trust Fund out of the Collection  Account and held harmless  against any loss,  liability or expense  incurred in connection  with any legal action  relating to this  Agreement,  or the
Certificates,  other  than any loss,  liability  or expense  (i)  relating  to any  specific
Mortgage  Loan or  Mortgage  Loans  (and,  in the  case  of the  Servicer,  relating  to the
Servicer's  failure to service such Mortgage Loan or Mortgage Loans in accordance  with this
Agreement,  unless such loss,  liability  or expense is otherwise  reimbursable  pursuant to this  Agreement)  or (ii)  incurred  by reason of  willful  misfeasance,  bad faith or gross negligence in the performance of its duties hereunder or by reason of reckless  disregard of obligations and duties hereunder.

      None of the  Depositor,  the Seller,  the Back-Up  Servicer or the  Servicer  shall be under any  obligation  to  appear  in,  prosecute  or defend  any legal  action  that is not incidental  to its  respective  duties  hereunder and which in its opinion may involve it in any expense or liability;  provided,  however, that any of the Depositor,  the Seller or the
Servicer  may in its  discretion  undertake  any such action that it may deem  necessary  or desirable in respect of this  Agreement and the rights and duties of the parties  hereto and interests  of the Trustee and the  Certificateholders  hereunder.  In such event,  the legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses, costs and  liabilities  of the Trust  Fund,  and the  Depositor,  the  Seller,  the  Back-Up
Servicer and the Servicer  shall be entitled to be reimbursed  therefor from the Trust Fund.
Each such Person's right to indemnity and reimbursement  pursuant to this Section 6.03 shall survive the resignation or termination of such Person as set forth herein.

(b)   The  Servicer  shall  indemnify  the  Trustee  and the  Back-Up  Servicer  and hold it harmless  against  any and all  claims,  losses,  damages,  penalties,  fines,  forfeitures, reasonable and necessary legal fees and related costs, judgments,  and any other costs, fees and expenses that the Trustee or the Back-Up  Servicer may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage  Loans in  compliance with the terms of this  Agreement.  The Servicer  immediately  shall notify the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans,  assume
(with the prior  written  consent of the  Trustee) the defense of any such claim and pay all expenses in connection  therewith,  including counsel fees, and promptly pay,  discharge and satisfy any judgment or decree which may be entered  against it or the Trustee in respect of such claim.  The Servicer  shall follow any written  instructions  received from the Trustee in connection with such claim.  Except as otherwise  provided  herein,  the Trustee promptly shall reimburse the Servicer for all amounts  advanced by such entity pursuant to the second preceding  sentence  except when the claim is in any way related the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

SECTION 6.04      Limitation on Resignation of the Servicer; Pledge of Servicing Rights.

(a)   Subject to Sections  6.04(b)  and (c) below,  the  Servicer  shall not resign from the obligations  and duties hereby  imposed on it except (i)(a) upon  appointment of a successor
Servicer  and (b) receipt by the  Trustee of a letter  from each  Rating  Agency that such a resignation  and  appointment  will not result in a downgrading  of the rating of any of the
Certificates  related to the applicable  Mortgage Loans, or (ii) upon determination that its duties  hereunder are no longer  permissible  under  applicable law. Any such  determination under  clause (ii)  permitting  the  resignation  of the  Servicer  shall be evidenced by an
Opinion of Counsel to such  effect  delivered  to the  Trustee.  No such  resignation  shall become  effective  until  the  Trustee  or a  successor  Servicer  shall  have  assumed  the
Servicer's responsibilities, duties, liabilities and obligations hereunder.

(b)   Notwithstanding  the foregoing,  at DLJMC's request, so long as it is the owner of the related servicing rights,  the Servicer shall resign upon the selection and appointment of a successor Servicer;  provided that the Seller delivers to the Trustee the letter required by
Section 6.04(a)(i) above.

(c)   Notwithstanding  the foregoing,  on or after the Closing Date, the Servicer may pledge and assign all of its rights,  title and interest in, to and under this  Agreement to one or more lenders  ("Servicing  Rights Pledgees")  selected by the Servicer;  provided,  however, that no such pledge or assignment  shall be effective  without the prior written  consent of the Seller,  which  consent  will be granted or withheld in the  Seller's  sole  discretion.
Provided that no Event of Default exists, the Trustee,  the Servicer,  the Back-Up Servicer, the  Seller,  the Credit  Risk  Manager and the  Depositor  agree that upon  delivery to the
Trustee by a Servicing  Rights Pledgee of a letter signed by the Servicer  pursuant to which the Servicer  resigns as servicer under this Agreement  pursuant to this  Section 6.04,  the
Trustee shall appoint such Servicing  Rights Pledgee or its designee as successor  Servicer, provided  that  at the  time of such  appointment,  such  Servicing  Rights  Pledgee  or its designee meets the requirements of a successor Servicer pursuant to Section 7.02  (including the requirement that such successor  Servicer be approved by each Rating Agency by a written confirmation  from each Rating Agency that the appointment of such successor  Servicer would not result in the  reduction or withdrawal  of the then current  ratings of any  outstanding
Class of  Certificates)  and that such Servicing Rights Pledgee or its designee agrees to be subject to the terms of this Agreement.

SECTION 6.05      Limitation Upon Liability of the Credit Risk Manager.

      Neither the Credit Risk Manager,  nor any of its directors,  officers,  employees,  or agents shall be under any liability  hereunder to the Trustee,  the  Certificateholders,  or the Depositor for any action taken or for  refraining  from the taking of any action made in good faith pursuant to this Agreement or the Credit Risk Management  Agreement,  in reliance upon  information  provided by the Servicer under the Credit Risk Management  Agreement,  or for errors in judgment;  provided, however, that this provision shall not protect the Credit
Risk Manager or any such person against  liability that would otherwise be imposed by reason of willful  malfeasance,  gross  negligence or bad faith in its performance of its duties or by reason of reckless  disregard for its  obligations and duties under this Agreement or the
Credit Risk  Management  Agreement.  The Credit  Risk  Manager  and any  director,  officer, employee,  or agent of the Credit Risk Manager may rely in good faith on any document of any kind prima facie  properly  executed  and  submitted  by any Person  respecting  any matters arising hereunder,  and may rely in good faith upon the accuracy of information furnished by the Servicer  pursuant to the Credit Risk  Management  Agreement in the  performance  of its duties thereunder and hereunder.

                                        ARTICLE VII

                                          DEFAULT

SECTION 7.01      Events of Default.

      "Event of Default," wherever used herein, means any one of the following events:

(i)   any failure by the Servicer to make any deposit or payment  required  pursuant to this
      Agreement  (including  but not  limited  to  Advances  to the  extent  required  under
      Section 4.01)  which  continues  unremedied for a period of one Business Day after the date upon which  written  notice of such  failure,  requiring the same to be remedied, shall have been given to the  Servicer  by the  Trustee  or the  Depositor,  or to the
      Servicer  and the Trustee by the Holders of  Certificates  having not less than 25% of the Voting Rights evidenced by the Certificates; or

(ii)  any failure by the  Servicer  duly to observe or perform in any  material  respect any other of the  covenants  or  agreements  on the part of the Servicer set forth in this
      Agreement,  or if  any of the  representations  and  warranties  of  the  Servicer  in
      Section 2.03(a)  proves to be untrue in any material respect,  which failure or breach continues  unremedied  for a period of 60 days after the date on which written  notice of such failure or breach,  requiring  the same to be remedied,  shall have been given to the  Servicer by the Trustee or the  Depositor,  or to the Servicer and the Trustee
      by the  Holders  of  Certificates  having  not  less  than  25% of the  Voting  Rights evidenced by the Certificates,  provided,  however, that in the case of a failure that cannot be cured  within 60 days,  the cure period may be extended if the  Servicer can demonstrate  to the  reasonable  satisfaction  of the  Trustee  that the  Servicer  is diligently pursuing remedial action; or

(iii) failure by the Servicer to maintain,  if required,  its license or authorization to do business in any jurisdiction where the related Mortgaged  Property is located,  unless such  failure  does not have a  material  adverse  effect  on the  Servicer's  duties, obligations and responsibilities under this Agreement; or

(iv)  (a) any reduction or  withdrawal of the Ratings or any shadow  ratings of any Class of
      Certificates  attributable  solely to the  Servicer or the  servicing  of the Mortgage
      Loans or (b) any placement by a Rating Agency of any Class of  Certificates  on credit watch with negative implications  attributable solely to the Servicer or the servicing of the Mortgage Loans; or

(v)   any  reduction  or  withdrawal  of the public  rating of the Servicer as a servicer of subprime  mortgage  loans by one of the  Rating  Agencies  that  maintains  a servicer rating system and a Rating on the  Certificates  2 levels or more below the Servicer's rating as of the Closing Date or  reduction of the public  rating of the Servicer as a servicer of subprime  mortgage  loans by more than one Rating Agency that  maintains a servicer  rating  system  and a Rating on the  Certificates  1 level or more below the
      Servicer's rating as of the Closing Date ; or

(vi)  a decree or order of a court or agency or supervisory  authority  having  jurisdiction for the  appointment  of a conservator  or receiver or  liquidator in any  insolvency, readjustment of debt,  including  bankruptcy,  marshaling of assets and liabilities or similar proceedings,  or for the winding-up or liquidation of its affairs,  shall have been  entered  against the  Servicer  and such decree or order shall have  remained in force undischarged or unstayed for a period of 60 consecutive days; or

(vii) the  Servicer  shall  consent to the  appointment  of a  conservator  or  receiver  or liquidator  in  any  insolvency,  readjustment  of  debt,  marshaling  of  assets  and liabilities  or similar  proceedings  of or relating to the Servicer or of or relating to all or substantially all of its property; or

(viii)      the Servicer shall admit in writing its inability to pay its debts  generally as they become due,  file a petition to take  advantage  of or commence a voluntary  case under,  any  applicable  insolvency,  bankruptcy or  reorganization  statute,  make an assignment  for the  benefit  of its  creditors,  voluntarily  suspend  payment of its obligations; or

(ix)  any  failure  by the  Servicer  to (a) remit  payment of a  Prepayment  Premium to the
      Collection  Account or (b) remit  funds in the amount  equal to a  Prepayment  Premium which the  Servicer has failed to collect,  in each case as required  pursuant to this
      Agreement,  which failure continues  unremedied for a period of one Business Day after the  date  upon  which  written  notice  of such  failure,  requiring  the  same to be remedied, shall have been given to the Servicer by the Trustee or the Depositor.

      The Trustee shall  deliver the written  notice to the Servicer of the Event of Default set forth in clause (i) above on any Servicer  Remittance  Date on which the Servicer  fails to make any  deposit or payment  required  pursuant  to this  Agreement  (including  but not limited to Advances to the extent  required  under  Section 4.01).  Upon  termination of the
Servicer  pursuant  to an Event of  Default  under  clause (i) above and  assumption  of the duties of the Servicer by the Back-Up Servicer,  the Trustee or other successor Servicer, as applicable,  appointed  pursuant  to this  Section 7.01  and  Section 7.02,  such  successor
Servicer  shall make any related  deposit or payment  required  pursuant  to this  Agreement
(including  but not  limited to Advances  to the extent  required  herein) no later than the
Distribution  Date related to the Servicer  Remittance  Date. In the event that the Servicer cures any Event of Default  under  clause (i) above by late deposit or payment of any amount required  pursuant  to this  Agreement  and the  Back-up  Servicer,  the  Trustee  or  other successor Servicer, as applicable,  shall have previously made any or all of such deposit or payment on behalf of the  Servicer or in its  capacity as  successor  to the  Servicer,  the
Servicer  shall be  obligated  to  reimburse  the  Back-Up  Servicer,  the  Trustee or other successor  Servicer,  as  applicable,  for the amount of any such  deposit  or payment  plus interest on such amount  from the date of deposit or payment by the  Back-Up  Servicer,  the
Trustee or other successor  Servicer,  as applicable,  through the date of  reimbursement by the Servicer calculated at a rate equal the prime rate as then published in The Wall Street
Journal plus 2.0% per annum.

      Other  than an Event of Default  resulting  from a failure  of the  Servicer  make any required  Advance  if an Event of  Default  shall  occur and a  Responsible  Officer  of the
Trustee has knowledge thereof,  then, and in each and every such case, so long as such Event of Default  shall not have been  remedied,  the  Trustee,  may, or at the  direction  of the
Holders of Certificates  evidencing not less than 51% of the Voting Rights  evidenced by the
Certificates,  the Trustee  shall by notice in writing to the Servicer  (with a copy to each
Rating  Agency),  terminate  all of the rights and  obligations  of the Servicer  under this
Agreement and in and to the related  Mortgage Loans and the proceeds thereof (other than its rights as a Certificateholder hereunder).

      If an Event of Default  results  from the  failure of the  Servicer to make a required
Advance or the Trustee  shall,  by notice in writing to the Servicer,  the Back-Up  Servicer and the  Depositor  (with a copy to each  Rating  Agency),  terminate  all of the rights and obligations of the Servicer,  as applicable,  under this Agreement and in and to the related
Mortgage  Loans and the  proceeds  thereof,  other  than its  rights as a  Certificateholder hereunder.

      Upon receipt by the Servicer of such written notice of termination,  all authority and power of the Servicer  under this  Agreement,  whether with respect to the related  Mortgage
Loans or otherwise,  shall,  subject to  Section 7.02,  pass to and be vested in the Back-Up
Servicer or its affiliate,  or other successor Servicer appointed by DLJMC, so long as DLJMC is the owner of the servicing rights of the related Mortgage Loans, provided,  however, that the Back-Up  Servicer  shall not be required  to assume  such duties as  successor  Servicer until the  completion of the  transition of servicing  from the Servicer  (which  transition shall  be  completed  within  90  days  of the  Servicer's  termination,  and  during  which transition  the  Servicer  shall  continue  to perform the duties of, and be entitled to the rights and protections  provided to the Servicer under this Agreement);  provided,  further, that in the event that the Back-Up Servicer (or such other successor  Servicer  appointed by
DLJMC)  fails to assume the duties of the  Servicer  within  the  90 day  transition  period described  above, all authority and power of the Servicer shall pass to and be vested in the
Trustee.  Upon  written  request  from the  Trustee,  the  Back-Up  Servicer  or  DLJMC,  as applicable,  or the Servicer  shall  prepare,  execute and deliver to the  successor  entity designated  by the  Trustee,  the Back-Up  Servicer  or DLJMC,  as  applicable,  any and all documents and other instruments,  place in such successor's  possession all related Mortgage
Files,  and do or  cause  to be done all  other  reasonable  and  customary  acts or  things necessary or  appropriate  to effect the purposes of such notice of  termination,  including but not limited to the transfer and endorsement or assignment of the related  Mortgage Loans and related  documents,  at the  Servicer's  sole  expense or at the expense of DLJMC if the
Servicer fails to cover such expenses.  In addition,  DLJMC, to the extent not reimbursed by the  Servicer,  shall  reimburse  the Back-Up  Servicer  for all of the  Back-Up  Servicer's
reasonable  and  customary  costs  and  expenses  associated  with  any  termination  of the
Servicer,  appointment  of a successor  Servicer or the transfer or  assumption of servicing upon  termination  of the  Servicer,  including  but not  limited to all costs and  expenses
(including  legal expenses)  associated  with an evaluation of potential  termination of the
Servicer,  all costs and  expenses  associated  with the  complete  transfer  of  servicing, including the transfer of all servicing  files and all servicing  data as may be required by the successor  Servicer to correct any errors or  insufficiencies  in the servicing  data or otherwise to enable the successor  Servicer to service the Mortgage Loans in accordance with the  Agreement;  provided,  however  that in no event  shall  DLJMC be required to cover any expenses of the Back-Up  Servicer  incurred in connection  with the transfer of servicing to the Back-Up  Servicer upon termination of the Servicer in excess of $300,000 in any calendar year,  provided that any amounts not reimbursed to the Back-Up Servicer in any calendar year due to application of the $300,000  annual limit shall be reimbursed in subsequent  calendar years, subject to the same annual limit.

      A  terminated  Servicer  shall  cooperate  with  the  Trustee  and such  successor  in
effecting  the  termination  of  the  Servicer's   responsibilities  and  rights  hereunder,
including without limitation,  with respect to a terminated  Servicer,  the transfer to such successor for  administration  by it of all cash amounts which shall at the time be credited by the Servicer to the  Collection  Account or Escrow  Account or  thereafter  received with respect  to the  related  Mortgage  Loans.  The  Trustee,  the  Back-Up  Servicer  or  other successor Servicer, as applicable,  shall thereupon make any Advance (notwithstanding the 90 day  transition  period set forth above with respect to the Back-Up  Servicer) to the extent required  pursuant to Section 4.01 and subject to the Trustee,  the Back-Up Servicer or such other  successor's  determination  that such Advance would not  constitute a  Nonrecoverable
Advance or unless  prohibited by applicable law. The Trustee or other successor  entity,  as applicable,  is hereby  authorized  and  empowered to execute and deliver,  on behalf of the
Servicer,  as  attorney-in-fact  or otherwise,  any and all documents and other instruments, and to do or  accomplish  all other acts or things  necessary or  appropriate  to effect the purposes of such notice of termination,  whether to complete the transfer and endorsement or assignment of the related Mortgage Loans and related documents, or otherwise.

      All reasonable out of pocket costs and expenses  (including  attorney's fees) incurred in  connection  with  transferring  servicing to a successor  Servicer  shall be paid by the predecessor  Servicer (or if the predecessor  Servicer is the Trustee, the initial Servicer)
upon presentation of reasonable  documentation of such costs and expenses.  The Seller shall reimburse the Back-Up  Servicer for its  reasonable  fees and expenses in the event that the
Servicer fails to do so.  Notwithstanding  any termination of the activities of the Servicer hereunder,  the  Servicer  shall be  entitled to receive,  out of any late  collection  of a
Scheduled  Payment that was due prior to the notice  terminating  the Servicer's  rights and obligations as the Servicer  hereunder and received  after such notice,  that portion of the
Servicing  Fee  thereof  to which the  Servicer  would have been  entitled  to  pursuant  to
Section 3.09  hereof  the  entitlement  to  which  arose  prior  to the  termination  of its activities  hereunder  in  accordance  with  Section 3.09  hereof  and  in the  time  period specified  in  Section 3.09  hereof.  The  Servicer  shall  continue  to be  entitled to the benefits of Section 6.03 hereof,  notwithstanding any termination hereunder, with respect to any events occurring prior to such termination.

      In no event shall the  termination of the Servicer under this Agreement  result in any diminution  of the  Servicer's  right  to  reimbursement  for any  outstanding  Advances  or
Servicing  Advances or accrued  and unpaid  Servicing  Fees due the  Servicer at the time of
termination.   The  successor   Servicer  shall   reimburse  the  terminated   Servicer  for
outstanding  Advances and Servicing  Advances and accrued and unpaid  Servicing  Fees to the extent that such amounts become  reimbursable  from time to time pursuant to Section 3.09 of this Agreement;  provided,  however,  that such right of  reimbursement  shall be limited to funds that are on deposit in the  Collection  Account and available to the Servicer for such purposes  pursuant to Section 3.09 of this Agreement.  In addition,  any such  reimbursement for outstanding  Advances and Servicing Advances and accrued and unpaid Servicing Fees shall be made on a first in, first out ("FIFO") basis no later than the Servicer  Remittance  Date of each month.

SECTION 7.02      Back-up Servicer/Trustee to Act; Appointment of Successor.

      On and after  the time the  Servicer  receives  a notice of  termination  pursuant  to
Section 7.01  of this Agreement,  the Back-Up  Servicer,  the Trustee or successor  Servicer appointed  pursuant to Section 7.01,  subject to and to the extent provided  herein,  either shall be the  successor to the  Servicer,  but only in its  capacity as servicer  under this
Agreement,  respectively,  and not in any other,  and the  transactions  set forth herein or shall appoint a successor  Servicer,  and in either event such  successor  Servicer shall be subject to all the  responsibilities,  duties and liabilities relating thereto placed on the
Servicer by the terms and  provisions  hereof and applicable law including the obligation to make Advances pursuant to Section 4.01.  As compensation  therefor,  the successor  Servicer shall be entitled to all funds  relating to the related  Mortgage  Loans that the terminated
Servicer  would have been entitled to charge to the  Collection  Account,  provided that the terminated  Servicer shall  nonetheless be entitled to payment or  reimbursement as provided in  Section 3.09(a)  to the extent that such payment or reimbursement  relates to the period
prior  to  the   completion   of  the  transfer  of  servicing  to  a  successor   Servicer.
Notwithstanding  the foregoing,  if the Trustee or Back-Up Servicer has become the successor to the terminated Servicer in accordance with Section 7.01,  the Trustee or Back-Up Servicer may, if it shall be unwilling to so act, or shall,  if it is prohibited  by  applicable  law from  making  Advances  pursuant to 4.01  hereof,  or if it is  otherwise  unable to so act, appoint, or petition a court of competent  jurisdiction to appoint, any established mortgage loan  servicing  institution  the  appointment  of which does not adversely  affect the then current  rating  of  the  Certificates  by  each  Rating  Agency,  as the  successor  to the terminated Servicer hereunder in the assumption of all or any part of the  responsibilities, duties or liabilities of the Servicer  hereunder.  Any successor to the Servicer shall be an institution which is a FNMA or FHLMC approved  seller/servicer in good standing, which has a net worth of at least  $10,000,000,  which is willing to service the related  Mortgage Loans and which  executes and  delivers to the  Depositor  and the Trustee an agreement  accepting such  delegation  and  assignment,  containing  an  assumption by such Person of the rights, powers,  duties,  responsibilities,  obligations and liabilities of the Servicer (other than liabilities of the Servicer under  Section 6.03  hereof incurred prior to termination of the
Servicer under Section 7.01  hereunder),  with like effect as if originally named as a party to this  Agreement;  provided  that each Rating Agency  acknowledges  that its rating of the
Certificates  in effect  immediately  prior to such  assignment and  delegation  will not be qualified or reduced as a result of such  assignment and  delegation.  The Back-Up  Servicer
(or its  affiliate)  or any  successor  Servicer  appointed  by  DLJMC  shall  be rated as a servicer of subprime  mortgage  loans as  "average"  (or its  equivalent)  or better by each
Rating Agency that maintains a servicer  rating system.  Pending  appointment of a successor to the Servicer  hereunder,  the Trustee,  the Back-Up Servicer or other successor Servicer, unless such entity is prohibited by law from so acting,  shall,  subject to the  limitations described  herein,  act in such capacity as hereinabove  provided.  In connection  with such appointment and assumption,  the Trustee may make such  arrangements for the compensation of such successor out of payments on the related  Mortgage Loans as it and such successor shall agree.  The  Trustee  and such  successor  shall  take  such  action,  consistent  with this
Agreement,  as shall be necessary to effectuate  any such  succession.  Neither the Trustee, the Back-Up  Servicer nor any other  successor  Servicer shall be deemed to be in default by reason of any failure to make,  or any delay in making,  any  distribution  hereunder or any portion  thereof  or any  failure  to  perform,  or any delay in  performing,  any duties or responsibilities  hereunder, in either case caused by the failure of the terminated Servicer to deliver or provide,  or any delay in  delivering  or  providing,  any cash,  information, documents or records to it.

      Any  successor to the Servicer or shall give notice to the  Mortgagors  of such change of servicer.  Any  successor to the  Servicer  shall,  during the term of its service as the
Servicer  maintain in force the policy or policies of the type that the Servicer is required to maintain pursuant to this Agreement.

      In connection  with the termination or resignation of the Servicer  hereunder,  either
(i) the  successor  Servicer,  including  the Trustee if the Trustee is acting as  successor
Servicer,  shall  represent  and warrant  that it is a member of MERS in good  standing  and shall agree to comply in all  material  respects  with the rules and  procedures  of MERS in connection  with the servicing of the Mortgage Loans that are registered  with MERS, or (ii)
the predecessor Servicer,  at its sole expense,  shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an  Assignment  of Mortgage in  recordable form to transfer  the  Mortgage  from MERS to the  Trustee  and to execute and deliver  such other notices,  documents and other instruments as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or servicing of such  Mortgage  Loan on the MERS® System to the  successor  Servicer  or (y) in  causing  MERS to  designate  on the  MERS®  System  the successor  Servicer as the  servicer of such  Mortgage  Loan (at the cost and expense of the successor  Servicer to the extent such costs relate to the  qualification  of such successor
Servicer  as a  member  of  MERS,  otherwise  at the cost  and  expense  of the  predecessor
Servicer).  The predecessor  Servicer shall file or cause to be filed any such assignment in the appropriate  recording office.  The successor Servicer shall cause such assignment to be delivered to the Trustee  promptly  upon receipt of the original  with evidence of recording thereon or a copy  certified by the public  recording  office in which such  assignment  was recorded.

SECTION 7.03      Notification to Certificateholders.

(a)   Upon any  termination of or  appointment  of a successor to the Servicer,  the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

(b)   Within 60 days  after  the  occurrence  of any Event of  Default,  the  Trustee  shall transmit by mail to all  Certificateholders  notice of each such Event of Default  hereunder actually  known to a  Responsible  Officer the Trustee,  unless such Event of Default  shall have been cured or waived.

SECTION 7.04      Termination of Duties of Back-Up Servicer.

      The rights  and  obligations  of the  Back-Up  Servicer  under  this  Agreement  shall terminate  upon  the  earlier  of (i)  the  appointment  of the  Back-Up  Servicer  (or  its affiliate) as successor  Servicer and (ii) the  termination  of the Back-Up  Servicer by the
Seller.  The Seller may  terminate  the Back-Up  Servicer at any time. In the event that the
Seller  terminates  the Back-up  Servicer prior to August 24, 2004, the Seller shall pay the
Back-up  Servicer a fee equal to the Back-up  Servicing Fee that the Back-up  Servicer would have received for the period  commencing on its date of  termination  until August 24, 2005.
Such fee shall be  determined  by assuming  that each  Mortgage  Loan receives its Scheduled
Payment by the related Due Date from the termination  date until the Due Date in August 2005 and assuming  that the Mortgage  Loans prepay at the same speed that  Principal  Prepayments and Curtailments have been received prior to the date of termination.

                                       ARTICLE VIII

                                   CONCERNING THE TRUSTEE

SECTION 8.01      Duties of the Trustee.

      The Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all Events of Default  that may have  occurred,  shall  undertake  to perform such duties and only such  duties as are  specifically  set forth in this  Agreement.  In case an
Event of Default has  occurred  and  remains  uncured  and not  waived,  the  Trustee  shall exercise  such of the  rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise as a prudent  person would exercise or use under the circumstances in the conduct of such person's own affairs.

      The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions, reports,  documents,  orders  or  other  instruments  furnished  to  the  Trustee  that  are specifically  required to be furnished  pursuant to any  provision of this  Agreement  shall examine  them to  determine  whether  they  are in the  form  required  by  this  Agreement;
provided,  however, that the Trustee shall not be responsible for the accuracy or content of any such resolution,  certificate,  statement,  opinion,  report,  document,  order or other instrument.

      No  provision  of this  Agreement  shall be  construed  to relieve  the  Trustee  from liability for its own negligent action,  its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)   unless an Event of Default  actually  known to the Trustee  shall have occurred and be continuing,  the duties and  obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement,  the Trustee shall not be liable except for the performance of such duties and obligations as are  specifically  set forth in this
      Agreement,  no implied  covenants  or  obligations  shall be read into this  Agreement against the Trustee and the  Trustee  may  conclusively  rely,  as to the truth of the
      statements  and  the  correctness  of  the  opinions  expressed   therein,   upon  any
      certificates or opinions  furnished to the Trustee and conforming to the  requirements of this Agreement  which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(ii)  the  Trustee  shall not be liable  for an error of  judgment  made in good  faith by a
      Responsible  Officer  or  Responsible  Officers  of the  Trustee,  unless  it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with the  direction  of the Holders of
      Certificates  evidencing  not  less  than 25% of the  Voting  Rights  of  Certificates relating to the time,  method and place of conducting  any  proceeding  for any remedy available to the Trustee,  or exercising any trust or power conferred upon the Trustee under this Agreement;

(iv)  no  provision  of this  Agreement  shall  require the Trustee to act as Servicer or be responsible  in any way for the acts or omissions  of the Servicer  until such time as it acts as successor Servicer pursuant to the terms of this Agreement; and

(v)   the Trustee shall have no duty (A) (other than in its capacity as successor  Servicer)
      to see to any  recording,  filing or  depositing  of this  Agreement or any  agreement referred to herein or any financing statement or continuation  statement  evidencing a security  interest,  or to see to the  maintenance  of any such recording or filing or depositing of any thereof,  (B) (other than in its capacity as successor  Servicer) to see to any insurance,  (C) (other than with respect to Section 8.11  hereof) to see to the payment or discharge of any tax,  assessment,  or other governmental charge or any lien or  encumbrance  of any kind owing with respect to,  assessed or levied  against, any part of the Trust Fund, (D) to confirm or verify the contents of any  certificates of the Servicer  delivered to the Trustee  pursuant to this Agreement  believed by the
      Trustee to be genuine and to have been signed or presented by the appropriate party.

SECTION 8.02      Certain Matters Affecting the Trustee.

      Except as otherwise provided in Section 8.01:

(i)   the Trustee may request and  conclusively  rely upon and shall be  protected in acting or refraining from acting upon any resolution,  Officer's Certificate,  certificate of auditors or any other certificate,  statement,  instrument,  opinion,  report, notice, request,  consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been  signed or  presented  by the proper  party or parties and the Trustee shall have no  responsibility  to ascertain or confirm the  genuineness of any signature of any such party or parties;

(ii)  the  Trustee may consult  with  counsel,  financial  advisers or  accountants  and the advice of any such  counsel,  financial  advisers  or  accountants  and any Opinion of
      Counsel  shall be full and complete  authorization  and  protection  in respect of any action taken or suffered or omitted by it  hereunder  in good faith and in  accordance with such advice or Opinion of Counsel;

(iii) the  Trustee  shall not be liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion or rights or powers conferred upon it by this Agreement;

(iv)  the  Trustee  shall not be bound to make any  investigation  into the facts or matters stated  in  any  resolution,  certificate,  statement,  instrument,  opinion,  report, notice, request,  consent,  order, approval,  bond or other paper or document,  unless requested in writing so to do by Holders of Certificates  evidencing not less than 25%
      of the Voting Rights allocated to each Class of Certificates;

(v)   the Trustee may  execute any of the trusts or powers  hereunder  or perform any duties hereunder  either  directly  or by  or  through  agents,  affiliates,  accountants  or attorneys  and the Trustee  shall not be  responsible  for any  negligence  or willful misconduct on the part of such agents, affiliates,  accountants or attorneys appointed by it with due care;

(vi)  the Trustee  shall not be required to risk or expend its own funds or otherwise  incur any financial  liability in the performance of any of its duties or in the exercise of any of its  rights  or  powers  hereunder  if it shall  have  reasonable  grounds  for believing  that  repayment  of such funds or adequate  indemnity  against such risk or liability is not assured to it;

(vii) the Trustee shall not be liable for any loss on any  investment  of funds  pursuant to this Agreement (other than as issuer of the investment security);

(viii)      the Trustee shall not be deemed to have actual  knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof;

(ix)  the Trustee  shall be under no  obligation  to exercise  any of the trusts,  rights or powers  vested  in it by  this  Agreement  or to  institute,  conduct  or  defend  any litigation  hereunder or in relation hereto at the request,  order or direction of any of the Certificateholders,  pursuant to the provisions of this Agreement,  unless such
      Certificateholders  shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs,  expenses and liabilities  which may be incurred therein or thereby;

(x)   the  rights of the  Trustee  to  perform  any  discretionary  act  enumerated  in this
      Agreement  shall not be construed as a duty,  and the Trustee  shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

(xi)  anything to the  contrary  in this  Agreement  notwithstanding,  in no event shall the
      Trustee be liable for special,  indirect or  consequential  loss or damage of any kind whatsoever (including,  but not limited to, lost profits) even if the Trustee has been advised  of the  likelihood  of such  loss or  damage  and  regardless  of the form of action; and

(xii) the  Trustee  shall  not be  required  to give any bond or surety  in  respect  of the execution of the Trust Fund created hereby or the powers granted hereunder.

SECTION 8.03      Trustee Not Liable for Certificates or Mortgage Loans.

      The  recitals  contained  herein  and  in  the  Certificates  shall  be  taken  as the statements  of the  Depositor,  the  Servicer  or the  Seller,  as the case may be,  and the
Trustee   assumes  no   responsibility   for  their   correctness.   The  Trustee  makes  no
representations  as to the validity or sufficiency of this Agreement or of the  Certificates or of any Mortgage Loan or related document or of MERS or the MERS® System,  other than with respect to the  Trustee's  execution and  authentication  of the  Certificates.  The Trustee shall not be accountable  for the use or  application by the Depositor,  the Servicer of any funds paid to the  Depositor,  the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Servicer.

SECTION 8.04      Trustee May Own Certificates.

      The Trustee in its  individual  or any other  capacity may become the owner or pledgee of Certificates and may transact business with the Depositor,  the Seller,  the Servicer and their affiliates, with the same rights as it would have if it were not the Trustee.

SECTION 8.05      Trustee's Fees and Expenses.

(a)   In addition to the Trustee  Fee,  the  Trustee,  as  compensation  for its  activities hereunder,  shall be entitled to withdraw from the Certificate  Account on each Distribution
Date prior to making  distributions  pursuant to Section 4.02 any investment income or other benefit  derived  from  balances  in the  Certificate  Account  for such  Distribution  Date pursuant to Section 3.09(b).  Subject to the limitations set forth in  Section 8.05(b),  the
Trustee and any director,  officer, employee or agent of the Trustee shall be indemnified by the  Depositor  and  held  harmless  against  any  loss,  liability  or  expense  (including reasonable  attorney's  fees and expenses)  incurred in  connection  with any claim or legal action relating to (a) this Agreement or the Custodial Agreement,  (b) the Certificates,  or
(c) the  performance  of any of the  Trustee's  duties  hereunder  or  under  the  Custodial
Agreement,  other  than any loss,  liability  or  expense  incurred  by  reason  of  willful misfeasance,  bad faith or negligence  in the  performance  of any of the  Trustee's  duties hereunder or incurred by reason of any action of the Trustee  taken at the  direction of the
Certificateholders.  Such indemnity  shall survive the  termination of this Agreement or the resignation  or removal of the  Trustee  hereunder.  Without  limiting  the  foregoing,  the
Depositor covenants and agrees, subject to the limitation set forth in Section 8.05(b),  and except  for any such  expense,  disbursement  or  advance  as may arise  from the  Trustee's negligence,  bad faith or willful  misconduct,  to pay or  reimburse  the  Trustee,  for all reasonable  expenses,  disbursements  and  advances  incurred  or  made  by the  Trustee  in accordance  with any of the provisions of this Agreement with respect to: (A) the reasonable compensation  and the  expenses and  disbursements  of its counsel not  associated  with the closing of the issuance of the Certificates,  (B) the reasonable compensation,  expenses and disbursements  of any  accountant,  engineer or appraiser that is not regularly  employed by the  Trustee,  to the extent that the Trustee  must engage such  persons to perform  acts or services  hereunder,  (C) printing and engraving  expenses in connection  with preparing any
Definitive  Certificates  and (D) any other reasonable  expenses  incurred other than in the ordinary  course of its  business by the Trustee in  connection  with its duties  hereunder.
Except as  otherwise  provided  herein,  the  Trustee  shall not be  entitled  to payment or reimbursement  for any routine  ongoing  expenses  incurred  by the Trustee in the  ordinary course of its duties as Trustee or Paying Agent hereunder or for any other expenses.

(b)   Notwithstanding  anything to the contrary in this  Agreement,  the Depositor shall not be  obligated  to pay to the  Trustee  more than,  in the  aggregate,  $150,000  pursuant to
Section 8.05(a)  hereof.  Other than as set forth in this  Section 8.05,  the Trustee  shall not be entitled to any other compensation or reimbursement for loss or expenses.

SECTION 8.06      Eligibility Requirements for the Trustee.

      The Trustee  hereunder  shall at all times be a corporation or  association  organized and doing  business  under the laws of a state or the United  States of America,  authorized under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of at  least  $50,000,000,  subject  to  supervision  or  examination  by  federal  or state authority  and with a credit  rating which would not cause either of the Rating  Agencies to reduce their  respective then current Ratings of the  Certificates  (or having provided such security  from time to time as is  sufficient  to avoid such  reduction),  as  evidenced  in writing by each Rating  Agency.  If such  corporation or  association  publishes  reports of condition  at  least  annually,  pursuant  to law or to the  requirements  of the  aforesaid supervising or examining authority,  then for the proposes of this Section 8.06 the combined capital and surplus of such  corporation or  association  shall be deemed to be its combined capital and surplus as set forth in its most recent  report of  condition so  published.  In case at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of this  Section 8.06,  the  Trustee  shall  resign  immediately  in the manner and with the effect  specified in  Section 8.07.  The entity  serving as Trustee may have normal  banking and  trust  relationships  with  the  Depositor,  the  Seller  or  the  Servicer  and  their affiliates;  provided,  however,  that such entity cannot be an affiliate of the Seller, the
Depositor or the Servicer other than the Trustee in its role as successor to the Servicer.

SECTION 8.07      Resignation and Removal of the Trustee.

      The Trustee may at any time resign and be discharged  from the trusts  hereby  created by giving written notice of resignation to the Depositor,  the Seller, the Servicer and each
Rating Agency not less than 60 days before the date specified in such notice,  when, subject to Section 8.08,  such resignation is to take effect,  and acceptance by a successor trustee in accordance with Section 8.08  meeting the  qualifications  set forth in Section 8.06.  If the Trustee  gives  notice of such  resignation,  the  Depositor  shall  promptly  appoint a successor trustee.  If no successor trustee meeting such  qualifications  shall have been so appointed  and have accepted  appointment  within 30 days after the giving of such notice of resignation or removal (as provided  below),  the resigning or removed  Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      If at any  time  the  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions of  Section 8.06  and shall fail to resign after written  request  thereto by the
Depositor,  or if at any time the Trustee  shall  become  incapable  of acting,  or shall be adjudged as bankrupt or insolvent,  or a receiver of the Trustee or of its property shall be appointed,  or any  public  officer  shall take  charge or control of the  Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation or  liquidation,  or a tax is  imposed  with  respect  to the Trust  Fund by any state in which the  Trustee or the
Trust Fund is located and the imposition of such tax would be avoided by the  appointment of a  different  trustee,  then the  Depositor  may remove the  Trustee and appoint a successor trustee by written  instrument,  in a sufficient  number of copies to provide one copy of to the Trustee, one copy to the Servicer,  one copy to the Seller and one copy to the successor trustee.

      The Holders of  Certificates  entitled to at least 51% of the Voting Rights may at any time  remove  the  Trustee  and  appoint  a  successor  trustee  by  written  instrument  or instruments,  in  triplicate,  signed  by  such  Holders  or  their  attorneys-in-fact  duly authorized,  one complete set of which shall be  delivered by the  successor  Trustee to the
Depositor,  the Servicer and the Seller,  one complete set to the Trustee so removed and one complete set to the  successor so  appointed.  Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

      Any  resignation  or removal of the Trustee  and  appointment  of a successor  trustee pursuant  to any of  the  provisions  of  this  Section 8.07  shall  become  effective  upon acceptance of appointment by the successor trustee as provided in Section 8.08.

SECTION 8.08      Successor Trustee.

      Any  successor   trustee   appointed  as  provided  in  Section 8.07   shall  execute,
acknowledge  and deliver to the Depositor and to its predecessor  trustee,  the Servicer and the Seller an instrument accepting such appointment  hereunder and thereupon the resignation or removal of the  predecessor  trustee shall become  effective and such successor  trustee, without any further act, deed or conveyance,  shall become fully vested with all the rights, powers,  duties and  obligations of its  predecessor  hereunder,  with the like effect as if originally named as trustee herein.  The Depositor,  the Servicer,  the Seller,  the Back-up
Servicer and the predecessor  trustee shall execute and deliver such instruments and do such other  things as may  reasonably  be  required  for more  fully and  certainly  vesting  and confirming in the successor trustee all such rights, powers, duties, and obligations.

      No successor trustee shall accept appointment as provided in this Section 8.08  unless at the  time of  such  acceptance  such  successor  trustee  shall  be  eligible  under  the provisions of Section 8.06  and its appointment  shall not adversely affect the then current rating of the Certificates.

      Upon   acceptance  of  appointment  by  a  successor   trustee  as  provided  in  this
Section 8.08,  the Depositor  shall mail notice of the succession of such trustee  hereunder to all Holders of  Certificates.  If the Depositor  fails to mail such notice within 10 days after acceptance of appointment by the successor trustee,  the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 8.09      Merger or Consolidation of the Trustee.

      Any  corporation  into which the Trustee may be merged or  converted  or with which it
may  be  consolidated  or  any  corporation   resulting  from  any  merger,   conversion  or
consolidation  to which the Trustee shall be a party, or any  corporation  succeeding to the business of the Trustee,  shall be the  successor of the Trustee  hereunder,  provided  that such  corporation  shall be  eligible  under the  provisions  of  Section 8.06  without  the execution  or filing of any paper or further act on the part of any of the  parties  hereto, anything herein to the contrary notwithstanding.

SECTION 8.10      Appointment of Co-Trustee or Separate Trustee.

      Notwithstanding  any other provisions of this Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction in which any part of the Trust Fund or property  securing any Mortgage  Note may at the time be located,  the  Depositor and the
Trustee  acting  jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or  co-trustees jointly with the Trustee,  or separate trustee or separate  trustees,  of all or any part of the Trust Fund, and to vest in such Person or Persons,  in such capacity and for the benefit of the  Certificateholders,  such title to the Trust Fund or any part thereof,  whichever is applicable, and, subject to the other provisions of this Section 8.10,  such powers, duties, obligations,  rights and trusts as the Depositor  and the Trustee may consider  necessary or desirable.  If the Depositor shall not have joined in such appointment  within 15 days after the  receipt  by it of a request  to do so, or in the case an Event of  Default  shall  have occurred  and  be  continuing,  the  Trustee  alone  shall  have  the  power  to  make  such appointment.  No  co-trustee  or separate  trustee  hereunder  shall be required to meet the
terms  of  eligibility  as  a  successor  trustee  under   Section 8.06  and  no  notice  to
Certificateholders  of the  appointment  of any  co-trustee  or  separate  trustee  shall be required under Section 8.08.

      Every  separate  trustee and  co-trustee  shall,  to the extent  permitted  by law, be appointed and act subject to the following provisions and conditions:

(i)   To the extent necessary to effectuate the purposes of this  Section 8.10,  all rights, powers, duties and obligations  conferred or imposed upon the Trustee,  except for the obligation of the Trustee in its capacity as successor  Servicer  under this Agreement to advance  funds on behalf of the  Servicer,  shall be  conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee  jointly
      (it being  understood  that such separate  trustee or co-trustee is not  authorized to act  separately  without the Trustee  joining in such act),  except to the extent that under  any law of any  jurisdiction  in  which  any  particular  set or acts are to be performed  (whether as Trustee  hereunder or as successor to the Servicer  hereunder), the Trustee shall be  incompetent or unqualified to perform such act or acts, in which event such rights,  powers, duties and obligations  (including the holding of title to the applicable  Trust Fund or any portion thereof in any such  jurisdiction)  shall be exercised and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Trustee;

(ii)  No trustee  hereunder shall be held personally liable by reason of any act or omission of any other  trustee  hereunder  and such  appointment  shall  not,  and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

(iii) The Trustee may at any time accept the  resignation of or remove any separate  trustee or co-trustee; and

(iv)  The  Depositor,  and not the  Trustee,  shall be liable for the payment of  reasonable compensation,  reimbursement  and  indemnification  to any such  separate  trustee  or co-trustee.

      Any notice,  request or other  writing  given to the  Trustee  shall be deemed to have been given to each of the separate  trustees and co-trustees,  when and as effectively as if given to each of them.  Every  instrument  appointing  any  separate  trustee or  co-trustee shall refer to this  Agreement  and the  conditions  of this  Article  VIII.  Each  separate trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property specified in its instrument of appointment,  either jointly with the
Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this
Agreement,  specifically including every provision of this Agreement relating to the conduct of,  affecting  the  liability  of, or  affording  protection  to, the  Trustee.  Every such instrument  shall be filed with the Trustee and a copy thereof given to the Servicer and the
Depositor.

      Any separate trustee or co-trustee may, at any time,  constitute the Trustee its agent or attorney-in-fact,  with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement  on its behalf and in its name.  If any separate  trustee or  co-trustee  shall die,  become  incapable of acting,  resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

SECTION 8.11      Tax Matters.

      It is  intended  that the assets  with  respect to which any REMIC  election  is to be made, as set forth in the Preliminary Statement,  shall constitute,  and that the conduct of matters  relating to such assets shall be such as to qualify such assets as,  multiple "real estate  mortgage  investment  conduits"  as  defined  in and in  accordance  with the  REMIC
Provisions.  In  furtherance  of such  intention,  the Trustee  covenants and agrees that it shall act as agent (and the  Trustee is hereby  appointed  to act as agent) on behalf of the
REMICs  and that in such  capacity  it shall:  (a) prepare,  sign and  file,  or cause to be prepared and filed,  in a timely  manner,  a U.S. Real Estate  Mortgage  Investment  Conduit
Income Tax Return (Form 1066 or any successor form adopted by the Internal  Revenue Service)
and prepare and file or cause to be prepared  and filed with the  Internal  Revenue  Service and applicable  state or local tax  authorities  income tax or information  returns for each taxable year with respect to each REMIC,  containing  such  information and at the times and in the manner as may be  required  by the Code or state or local tax laws,  regulations,  or rules, and furnish or cause to be furnished to Certificateholders the schedules,  statements or  information  at such times and in such  manner as may be  required  thereby;  (b) within thirty days of the Closing  Date,  furnish or cause to be furnished to the Internal  Revenue
Service,  on Forms  8811 or as  otherwise  may be  required  by the Code,  the name,  title, address,  and  telephone  number of the  person  that the  holders of the  Certificates  may contact for tax information relating thereto,  together with such additional  information as may be  required  by such form,  and  update  such  information  at the time or times in the manner  required  by the Code;  (c) make or cause to be made  elections  that each  group of segregated  assets be treated  as a REMIC on the  federal  tax return for its first  taxable
year  (and,  if  necessary,   under   applicable  state  law)  and  apply  for  an  employee
identification  number from the IRS via a Form SS-4 or any other  acceptable  method for all tax  entities;  (d)  prepare and  forward,  or cause to be prepared  and  forwarded,  to the
Certificateholders  and to the  Internal  Revenue  Service  and,  if  necessary,  state  tax authorities,  all  information  returns and  reports as and when  required to be provided to them in accordance with the REMIC Provisions,  including without limitation, the calculation of any original  issue discount using the  Prepayment  Assumption;  (e) provide  information necessary for the computation of tax imposed on the transfer of a Residual  Certificate to a
Person that is not a  Permitted  Transferee,  or an agent  (including  a broker,  nominee or other  middleman)  of a  Non-Permitted  Transferee,  or a  pass-through  entity  in  which a
Non-Permitted  Transferee  is the  record  holder of an  interest  (the  reasonable  cost of computing  and  furnishing  such  information  may be charged to the Person  liable for such tax); (f) to the extent that they are under its control,  conduct  matters  relating to such assets at all times that any  Certificates  are  outstanding so as to maintain the status of any REMIC as a REMIC under the REMIC  Provisions;  (g) not knowingly or  intentionally  take any action or omit to take any action that would cause the  termination  of the REMIC status of any REMIC hereunder;  (h) pay, from the sources  specified in the sixth paragraph of this
Section 8.11,  the  amount of any  federal or state tax,  including  prohibited  transaction taxes as described  below,  imposed on any REMIC hereunder prior to its termination when and as the same shall be due and payable (but such  obligation  shall not prevent the Trustee or any other  appropriate  Person from  contesting any such tax in appropriate  proceedings and shall not prevent the Trustee  from  withholding  payment of such tax, if  permitted by law, pending the outcome of such  proceedings);  (i) ensure that  federal,  state or local income tax or  information  returns  shall be signed by the Trustee or such other  person as may be required to sign such returns by the Code or state or local laws,  regulations or rules; (j)
maintain records relating to the REMICs,  including but not limited to the income, expenses, assets and  liabilities  thereof and the fair market value and adjusted  basis of the assets determined  on the accrual  method or at such  internals as may be required by the Code,  as may be necessary to prepare the foregoing  returns,  schedules,  statements or  information;
and  (k)  as  and  when  necessary  and  appropriate,   represent  any  such  REMIC  in  any
administrative  or  judicial  proceedings  relating  to  an  examination  or  audit  by  any governmental taxing authority,  request an administrative  adjustment as to any taxable year of any REMIC, enter into settlement  agreements with any governmental taxing agency,  extend any statute of limitations  relating to any tax item of any such REMIC, and otherwise act on behalf of the REMICs in relation to any tax matter or controversy involving it.

      In order to enable  the  Trustee  to  perform  its  duties as set  forth  herein,  the
Depositor shall provide, or cause to be provided,  to the Trustee within ten (10) days after the  Closing  Date all  information  or data  that  the  Trustee  requests  in  writing  and determines  to be relevant for tax  purposes to the  valuations  and offering  prices of the
Certificates,  including,  without limitation,  the price, yield,  prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans.  Thereafter,  the Depositor
shall provide to the Trustee  promptly  upon written  request  therefor any such  additional information or data that the Trustee may, from time to time,  reasonably request in order to enable the Trustee to perform its duties as set forth herein.  DLJMC hereby  indemnifies the
Trustee  for any losses,  liabilities,  damages,  claims or expenses of the Trustee  arising from any errors or  miscalculations  of the  Trustee  that  result  from any  failure of the
Depositor  to  provide,  or to cause to be  provided,  accurate  information  or data to the
Trustee on a timely basis.

      In the event  that any tax is  imposed on  "prohibited  transactions"  of any REMIC as defined in  Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of any REMIC as defined  in  Section 860G(c)  of the Code,  on any  contribution  to the REMICs after the Startup Day pursuant to  Section 860G(d) of the Code, or any other tax is imposed, including,  without limitation, any minimum tax imposed upon any REMICs pursuant to Sections
23153 and 24874 of the  California  Revenue  and  Taxation  Code,  if not paid as  otherwise provided  for  herein,  such tax  shall be paid by (i) the  Trustee,  if any such  other tax arises out of or results from a breach by the Trustee of any of its  obligations  under this
Agreement,  (ii) the Seller,  in the case of any such minimum tax, if such tax arises out of or results  from a breach by the Seller of any of its  obligations  under this  Agreement or
(iii) the Seller,  if any such tax arises out of or results from the Seller's  obligation to repurchase a related  Mortgage  Loan pursuant to  Section 2.02  or 2.03 or (iv) in all other cases, or in the event that the Trustee or the Seller fails to honor its  obligations  under the  preceding  clauses (i),  (ii) or (iii) or the Servicer  fails to honor its  obligations pursuant  to  Section 8.15,  any  such  tax  will  be  paid  with  amounts  otherwise  to be distributed to the Certificateholders, as provided in Section 3.09(b).

      The Trustee shall treat the Basis Risk Reserve Fund as an outside  reserve fund within
the   meaning  of   Treasury   Regulation   1.860G-2(h)   that  is  owned  by  the  Class  X
Certificateholder,  and not as an asset of any REMIC.  The Trustee shall treat the rights of the LIBOR  Certificateholders to receive payments from the Basis Risk Reserve Fund as rights in an interest rate cap contract  written by the Class X  Certificateholder  in favor of the
LIBOR  Certificateholders.  In addition,  the Class X Certificateholders  shall be deemed to have entered into a contractual arrangement with the Class R  Certificateholders whereby the
Class R  Certificateholders  agree  to  pay  to  the  Class  X  Certificateholders  on  each
Distribution  Date  amounts that would,  in the absence of such  contractual  agreement,  be distributable  with  respect to the  residual  interest  in the  Master  REMIC  pursuant  to
Section 4.02(e)(xii).  Thus,  each REMIC Regular  Interest shall be treated as  representing ownership  of not only  REMIC  Regular  Interests,  but also  ownership  of an  interest  in interest rate cap contracts or a separate  contractual  right.  For purposes of  determining the issue price of the REMIC  Regular  interests,  the Trustee  shall  assume that the Basis
Risk Reserve Fund has a de minimis value.

      The Trustee,  the Servicer  and the Holders of  Certificates  shall take any action or cause any REMIC to take any action  necessary to create or maintain the status of each REMIC as a REMIC under the REMIC  Provisions and shall assist each other as necessary to create or maintain  such  status.  None of the  Trustee,  the  Servicer or the Holder of any  Residual
Certificate  shall knowingly take any action,  cause any REMIC created hereunder to take any action  or fail to take (or fail to cause to be  taken)  any  action  that,  under the REMIC
Provisions,  if taken or not taken, as the case may be, could (i) endanger the status of any
REMIC as a REMIC or (ii) result in the  imposition  of a tax upon any REMIC  (including  but not limited to the tax on prohibited  transactions as defined in Code Section 860F(a)(2) and the tax on prohibited  contributions set forth on  Section 860G(d) of the Code) (either such event,  an "Adverse  REMIC  Event")  unless the Trustee and the  Servicer  have  received an
Opinion of Counsel (at the expense of the party  seeking to take such  action) to the effect that the  contemplated  action will not endanger such status or result in the  imposition of such a tax.

      Each Holder of a Residual  Certificate shall pay when due any and all taxes imposed on each REMIC created  hereunder by federal or state  governmental  authorities.  To the extent that such Trust taxes are not paid by a Residual  Certificateholder,  the Trustee  shall pay any remaining REMIC taxes out of current or future amounts  otherwise  distributable  to the
Holder of the Residual  Certificate in the REMICs or, if no such amounts are available,  out of other  amounts  held in the  Distribution  Account,  and shall reduce  amounts  otherwise payable to Holders of regular interests in the related REMIC.

      The Trustee shall,  for federal  income tax purposes,  maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

      The  Trustee  will  apply for an  Employee  Identification  Number  from the  Internal
Revenue Service via a Form SS-4 or other acceptable method for all tax entities.

SECTION 8.12      Periodic Filings.

(a)   The  Trustee  and the  Servicer  shall  reasonably  cooperate  with the  Depositor  in connection with the Trust's  satisfying the reporting  requirements  under the Exchange Act.
The Trustee shall  prepare on behalf of the  Depositor any Forms 8-K and 10-K  customary for similar  securities  as required by the  Exchange Act and the rules and  regulations  of the
Commission  thereunder,  and the Depositor shall sign and the Trustee shall file (via EDGAR)
such  Forms on  behalf of the  Depositor.  The  Depositor  hereby  grants  to the  Trustee a limited  power of  attorney  to  execute  and file  each  such  document  on  behalf  of the
Depositor.  Such power of attorney  shall  continue  until the earlier of (i) receipt by the
Trustee  from the  Depositor of written  termination  of such power of attorney and (ii) the termination of the Trust.

(b)   Each Form 8-K shall be filed by the  Trustee  within 15 days after  each  Distribution
Date, with a copy of the statement to the  Certificateholders  for such Distribution Date as an exhibit  thereto.  Prior to March 31st of the calendar  year  following the calendar year during  which the  Closing  Date  occurs (or such  earlier  date as may be  required  by the
Exchange Act and the rules and  regulations  of the  Commission),  the Trustee  shall file a
Form 10-K,  in substance as required by  applicable  law or  applicable  Commission  staff's interpretations.  Such Form 10-K shall include as exhibits,  the Servicer's annual statement of compliance  described under  Section 3.17  and each  accountant's  report described under
Section 3.18,  in each case to the extent they have been timely  delivered  to the  Trustee.
If they are not so timely  delivered,  the Trustee shall file an amended Form 10-K including such  documents as exhibits  promptly  after they are delivered to the Trustee.  The Trustee shall have no liability  with  respect to any failure to properly or timely  prepare or file such periodic  reports  resulting from or relating to the Trustee's  inability or failure to obtain any  information  not resulting  from its own negligence or willful  misconduct.  The
Form 10-K shall also include a  certification  in the form attached hereto as Exhibit P (the
"Depositor Certification"),  which shall be signed by the senior officer of the Depositor in charge of  securitization.  Not later  than 5  Business  Days  before  the date on which the
Depositor's  annual  report  on Form 10-K is  required  to be filed in  accordance  with the
Exchange Act and the rules and regulations of the Commission,  the Depositor will deliver to the  Trustee  a form  of the  Depositor  Certification.  The  Depositor  shall  subsequently deliver to the Trustee the executed Depositor  Certification no later than the date on which the  annual  report  on Form  10-K is  required  to be  filed.  The  Trustee  shall  have no responsibility to file any items other than those specified in this Section 8.12.

(c)   Not later  than 15  calendar  days  before  the date on which the  Depositor's  annual report on Form 10-K is  required to be filed in  accordance  with the  Exchange  Act and the rules  and  regulations  of the  Commission  (or,  if such day is not a  Business  Day,  the immediately  preceding  Business  Day, the Trustee  shall sign a  certification  in the form attached hereto as Exhibit Q (the "Trustee  Certification") for the benefit of the Depositor and its officers,  directors and affiliates  regarding  certain aspects of items 1 through 3 of the Depositor  Certification.  In addition,  the Trustee shall, subject to the provisions of Sections 8.01 and 8.02 hereof,  indemnify and hold harmless the Depositor,  the Servicer, each Person,  if any, that  "controls"  the Depositor or the Servicer  within the meaning of the Securities Act and their respective officers,  directors and affiliates from and against any losses, damages, penalties, fines, forfeitures,  reasonable and necessary legal fees and related costs,  judgments and other costs and expenses arising out of or based upon a breach of the Trustee's  obligations  under this Section 8.12 or any inaccuracy made in the Trustee
Certification.  If the indemnification  provided for in this  Section 8.12(c) is unavailable or  insufficient  to hold harmless such  Persons,  then the Trustee shall  contribute to the amount  paid or  payable  by such  Persons  as a result of the  losses,  claims,  damages or liabilities  of such Persons in such  proportion as is  appropriate  to reflect the relative fault of the  Depositor  or the  Servicer on the one hand and the Trustee on the other.  The
Trustee  acknowledges  that the  Depositor is relying on the  Trustee's  performance  of its
obligations   under  this   Section 8.12   in  order  to  perform  its   obligations   under
Section 8.12(b) above.

(d)   Not later  than 15  calendar  days  before  the date on which the  Depositor's  annual report on Form 10-K is  required to be filed in  accordance  with the  Exchange  Act and the rules and  regulations  of the  Commissions  (or,  if such day is not a  Business  Day,  the immediately  preceding  Business  Day) the Servicer  will deliver to the  Depositor  and the
Trustee an Officer's  Certificate  for the prior  calendar year,  substantially  in the form attached  hereto  as  Exhibit  R (the  "Servicer  Certification").  The  Servicer  agrees to indemnify  and hold  harmless each of the  Depositor,  the Trustee and each Person,  if any, who  "controls"  the Depositor or the Trustee,  within the meaning of the Securities Act and their respective  officers,  directors and affiliates from and against any losses,  damages, penalties,  fines,  forfeitures,  reasonable  and  necessary  legal fees and related  costs, judgments  and other costs and  expenses  that such Person may sustain  arising out of third party  claims  based on (i) the failure of the  Servicer to deliver or cause to be delivered when  required any  Officer's  Certificate  required  pursuant to this  Section 8.12(d),  or
(ii) any material  misstatement or omission contained in any Officer's  Certificate provided pursuant  to this  Section 8.12(d).  If an event  occurs that would  otherwise  result in an indemnification  obligation  under  clauses  (i) or  (ii)  above,  but  the  indemnification provided for in this  Section 8.12(d) by the Servicer is unavailable or insufficient to hold harmless such Persons,  then the Servicer shall  contribute to the amount paid or payable by such Persons as a result of the losses,  claims,  damages or  liabilities of such Persons in such  proportion  as is  appropriate  to reflect the relative  fault of the Depositor or the
Trustee,  on the one hand and the Servicer on the other. The Servicer  acknowledges that the
Depositor,  the Trustee and each other Servicer are relying on the Servicer's performance of its obligations under this Agreement in order to perform their respective  obligations under this Section 8.12.

(e)   Upon any  filing  with the  Commission,  the  Trustee  shall  promptly  deliver to the
Depositor and the Servicer a copy of any executed report, statement or information.

(f)   If the Commission issues additional  interpretative guidance or promulgates additional rules or  regulations,  or if other changes in applicable law occur,  that would require the reporting  arrangements,  or  the  allocation  of  responsibilities  with  respect  thereto, described  in  this  Section 8.12,  to be  conducted  differently  than  as  described,  the
Depositor,  the Servicer and the Trustee will  reasonably  cooperate to amend the provisions of this  Section 8.12 in order to comply with such amended  reporting  requirements and such amendment  of this  Section 8.12.  Any  such  amendment  shall  be made in  accordance  with
Section 10.01 without the consent of the  Certificateholders,  and may result in a change in the  reports  filed  by the  Trustee  on  behalf  of  the  Trust  under  the  Exchange  Act.
Notwithstanding  the  foregoing,  the  Depositor,  the Servicer and the Trustee shall not be obligated to enter into any amendment  pursuant to this  Section 8.12 that adversely affects its obligations and immunities under this Agreement.

(g)   Prior to  January  31 of the first  year in which the  Trustee  is able to do so under applicable  law, the Trustee shall file a Form 15D Suspension  Notification  with respect to the Trust.

SECTION 8.13      Trust Obligations.

      For all purposes herein, any and all rights,  duties and obligations of the Trustee on behalf of the Trust shall be the rights, duties and obligations of the Trust itself.

SECTION 8.14      Determination of Certificate Index.

      On each  Interest  Determination  Date,  the Trustee shall  determine the  Certificate
Index for the Accrual Period and inform the Servicer of such rate.

SECTION 8.15      Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

      In the event that any REMIC fails to qualify as a REMIC,  loses its status as a REMIC, or  incurs  federal,  state  or  local  taxes as a result  of a  prohibited  transaction  or prohibited  contribution under the REMIC Provisions due to the negligent  performance by the
Servicer of its duties and  obligations  set forth herein,  the Servicer shall indemnify the
Trustee and the Trust Fund  against  any and all losses,  claims,  damages,  liabilities  or expenses ("Losses")  resulting from such negligence;  provided,  however,  that the Servicer shall not be liable for any such Losses  attributable to the negligence of the Trustee,  the
Depositor or the Holder of such Class R or Class R-II  Certificate,  as applicable,  nor for any such Losses  resulting  from  misinformation  provided by the Holder of such  Class R or
Class R-II  Certificate on which the Servicer has relied.  The foregoing shall not be deemed to limit or restrict  the rights and  remedies of the Holder of such  Class R or  Class R-II
Certificate now or hereafter  existing at law or in equity.  Notwithstanding  the foregoing, however,  in no event shall the Servicer  have any  liability (1) for any action or omission that is taken by it in  accordance  with and in  compliance  with the  express  terms of, or which is expressly permitted by the terms of, this Agreement,  (2) for any Losses other than arising out of a negligent  performance  by the Servicer of its duties and  obligations  set forth herein,  and (3) for any special or consequential  damages to  Certificateholders  (in addition to payment of principal and interest on the Certificates).

SECTION 8.16      Incentive Agreement.

      The Trustee is hereby  directed to enter into the  Incentive  Agreement and to perform the duties and obligations  provided for therein. In entering into the Incentive  Agreement, and in performing any duties or obligations  or taking any actions  thereunder,  the Trustee will be doing so as  Trustee  under  this  Agreement,  and  will be  entitled  to all of the rights,  protections  and  indemnities  provided in this  Agreement in  connection  with its serving as Trustee  hereunder.  In  furtherance of the  foregoing,  the Incentive  Agreement shall be deemed to constitute a part of this Agreement for purposes of this Article VIII.

                                         ARTICLE IX

                                        TERMINATION

SECTION 9.01      Termination upon Liquidation, Purchase or Auction of the Mortgage Loans.

      Subject to Section 9.03,  the obligations and  responsibilities of the Depositor,  the
Seller,  the  Servicer,  the Back-Up  Servicer (to the extent not  previously  terminated as provided  herein) and the Trustee  created  hereunder  with  respect to the Trust Fund shall terminate upon the earlier of:

      (A) the purchase by the Servicer of all Mortgage Loans (and REO Properties)  remaining at the price equal to the  greater of (I) the sum of (i) 100% of the Stated  Principal
      Balance  of each  Mortgage  Loan  (other  than in respect  of REO  Property)  plus one month's accrued  interest  thereon at the applicable  Mortgage Rate, (ii) with respect to any REO  Property,  the lesser of (x) the  appraised  value of any REO  Property as determined by the higher of two  appraisals  completed by two  independent  appraisers selected  by the  Depositor  at the  expense  of the  Depositor  and  (y)  the  Stated
      Principal Balance of each Mortgage Loan related to any REO Property,  in each case and related to any REO Property,  in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate and (iii) any unreimbursed Advances,  Servicing Advances,
      Servicing  Fees  and  Trustee  Fees  payable  to  the  Servicer  or  the  Trustee,  as applicable,  which  shall be entitled to withdraw  such  amounts  from the  applicable
      Collection  Account  pursuant  to  Section 3.09(a)  (the sum of (i),  (ii) and  (iii),
      collectively, the "Par Value") and (II) the Fair Market Value.

      The "Fair  Market  Value" shall be the fair market value of all of the property of the
      Trust,  as agreed  upon  between  the  Servicer  and a majority  of the holders of the
      Class R-II  Certificates;  provided,  however,  that if the Servicer and a majority of the holders of the Class R-II  Certificates do not agree upon the fair market value of all the  property  of the  Trust,  the  Trustee,  shall  solicit  bids  for all of the property of the Trust until it has  received  three  bids,  and the Fair Market  Value shall be equal to the highest of such three bids.

      (B) the later of (i) the  maturity or other  liquidation  (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the  disposition of all REO  Property  and (ii) the  distribution  to  Certificateholders  of all  amounts required to be distributed to them pursuant to this Agreement.

      (C) the purchase by the Auction  Purchaser of all the Mortgage  Loans and all property acquired  in  respect of any  remaining  Mortgage  Loan (the  "Trust  Collateral")  as described below.

      In no event shall the trusts created hereby  continue  beyond the expiration of (i) 21 years from the death of the  survivor  of the  descendants  of Joseph P.  Kennedy,  the late
Ambassador  of the United States to the Court of St.  James's,  living on the date hereof or
(ii) the Distribution Date in October 2034.

      The right to repurchase all Mortgage  Loans and REO Properties  pursuant to clause (A)
above shall be  conditioned  upon (x) if no NIM Note is  outstanding,  the aggregate  Stated
Principal  Balance of the Mortgage  Loans, at the time of any such  repurchase,  aggregating less than ten percent (10%) of the Aggregate  Loan Balance as of the Cut-off Date and (y) if
any NIM Note is outstanding,  the aggregate Stated Principal  Balance of the Mortgage Loans, at the  time  of any  such  repurchase,  aggregating  less  than  five  percent  (5%) of the
Aggregate Loan Balance as of the Cut-off Date.

      On any  Distribution  Date on or  after  the  date on which  the  aggregate  Principal
Balance of the Mortgage  Loans at the time of the purchase is less than 5% of the  aggregate
Principal  Balance of the Mortgage  Loans as of the Cut-off Date (the "Auction  Date"),  the
Trustee shall solicit bids for the Trust  Collateral from at least three  institutions  that are regular  purchasers and/or sellers in the secondary market of residential whole mortgage loans  similar to the Mortgage  Loans.  If the Trustee  receives at least three bids for the
Trust  Collateral,  and one of such bids is equal to or greater  than the Par Value plus the
Trustee Auction Fee, the Trustee shall sell the Trust  Collateral to the highest bidder (the
"Auction  Purchaser")  at the price offered by the Auction  Purchaser  (the  "Mortgage  Loan
Purchase  Price").  If the Trustee  receives  less than three bids,  or does not receive any bid that is equal to or  greater  than the Par  Value  plus the  Trustee  Auction  Fee,  the
Trustee shall,  on each  six-month  anniversary  of the initial  Auction Date,  repeat these auction  procedures  until the Trustee  receives a bid that is equal to or greater  than the
Par Value plus the  Trustee  Auction  Fee,  and sells the Trust  Collateral  to the  Auction
Purchaser at the Mortgage Loan Purchase  Price.  The Trustee shall give notice to the Rating
Agencies  of the sale of the  Trust  Collateral  pursuant  to this  Section 9.01  and of the
Auction Date.

SECTION 9.02      Final Distribution on the Certificates.

      If on any  Determination  Date, the Trustee  determines  that there are no Outstanding
Mortgage  Loans and no other  funds or assets in the Trust  Fund other than the funds in the
Collection  Account  and  Certificate  Account,  the  Trustee  shall  promptly  send a final distribution  notice to each  Certificateholder.  If the Servicer  elects to  terminate  the
Trust Fund or the Auction  Purchaser  purchases the Mortgage Loans pursuant to Section 9.01,
at  least  20  days   prior  to  the  date   notice  is  to  be   mailed  to  the   affected
Certificateholders,  the Servicer or the Auction Purchaser, as applicable,  shall notify the
Rating  Agencies,  the Back-Up  Servicer and the Trustee of the date it intends to terminate the  Trust  Fund and of the  applicable  repurchase  price  of the  Mortgage  Loans  and REO
Properties.

      Notice of any  termination  of the Trust Fund,  specifying  the  Distribution  Date on which  Certificateholders  may  surrender  their  Certificates  for  payment  of  the  final distribution  and  cancellation,  shall  be given  promptly  by the  Trustee  by  letter  to
Certificateholders  mailed not earlier  than the 15th day and not later than the 25th day of the month  next  preceding  the month of such  final  distribution.  Any such  notice  shall specify (a) the Distribution Date upon which final  distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein  designated,  (b)
the amount of such final  distribution,  (c) the  location  of the office or agency at which such  presentation  and  surrender  must be made,  and (d) that the  Record  Date  otherwise applicable to such Distribution Date is not applicable,  distributions  being made only upon presentation and surrender of the Certificates at the office therein specified.  The Trustee shall  give  such  notice  to each  Rating  Agency  at the  time  such  notice  is  given to
Certificateholders.

      On the final  Distribution  Date,  the Trustee  shall cause to be  distributed  to the
Certificateholders  of each Class, upon presentation and surrender of the Certificates,  and to the Trustee and the Credit Risk Manager  distributions  and payments in  accordance  with
Section 4.02.  Notwithstanding  the foregoing,  if the final  Distribution Date has occurred as a result of a  Servicer's  purchase of the Trust Fund  pursuant to  Section 9.01(A),  all amounts,  if any, in excess of the Par Value shall be distributed by the Trustee directly to the Class X Certificates.

      In the event that any affected  Certificateholders  shall not  surrender  Certificates for cancellation  within six months after the date specified in the above mentioned  written notice,  the Trustee shall give a second written notice to the remaining  Certificateholders to surrender their  Certificates for cancellation  and receive the final  distribution  with respect  thereto.  If  within  six  months  after  the  second  notice  all  the  applicable
Certificates  shall  not have  been  surrendered  for  cancellation,  the  Trustee  may take reasonable  and  appropriate  steps,  or  may  appoint  an  agent  to  take  reasonable  and appropriate  steps,  to contact the  remaining  Certificateholders  concerning  surrender of their  Certificates,  and the cost  thereof  shall be paid out of the funds and other assets which  remain a part of the Trust  Fund.  If within  one year  after the  second  notice all
Certificates  shall not have been surrendered for  cancellation,  the Class R and Class R-II
Certificateholders  shall be entitled to all  unclaimed  funds and other assets of the Trust
Fund which  remain  subject  hereto and the  Trustee  shall be  discharged  from all further liability with respect to the Certificates and this Agreement.

SECTION 9.03      Additional Termination Requirements.

(a)   In the event the Servicer  exercises its purchase  option with respect to the Mortgage
Loans as provided in Section 9.01,  at such time as the Mortgage Loans are so purchased, the
Trust Fund shall be  terminated in accordance  with the following  additional  requirements, unless the  Trustee  has been  provided  with an Opinion of  Counsel,  at the expense of the
Servicer,  to the  effect  that  the  failure  to  comply  with  the  requirements  of  this
Section 9.03 will not (i) result in the imposition of taxes on "prohibited  transactions" on any  REMIC as  defined  in  Section 860E  of the  Code,  or (ii)  cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (1)   Within  90 days  prior to the final  Distribution  Date set forth in the notice given by the Trustee under Section 9.02,  the Depositor shall prepare and the Trustee  shall adopt a plan of complete  liquidation  within the meaning of  Section 860F(a)(4)  of the Code which, as evidenced by an Opinion of Counsel
            (which opinion shall not be an expense of the Trustee or the Trust Fund),  meets the requirements of a qualified liquidation;

                  (2)   Within  90  days  after  the  time  of  adoption  of  such a plan of complete  liquidation,  the  Trustee  shall  sell all of the assets of the Trust
            Fund to the Depositor for cash in accordance with Section 9.01; and

                  (3)   On the date  specified  for final payment of the  Certificates,  the
            Trustee shall, after payment of any unreimbursed  Advances,  Servicing Advances,
            Servicing  Fees or other fee  compensation  payable to the Servicer  pursuant to this  Agreement,  make final  distributions  of  principal  and  interest on the
            Certificates in accordance with  Section 4.02 and distribute or credit, or cause to be distributed or credited,  to the Holders of the Residual  Certificates all cash on hand after such final  payment  (other  than the cash  retained  to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time.

(b)   The  Trustee  as agent for each REMIC  hereby  agrees to adopt and sign such a plan of complete  liquidation  upon the  written  request of the  Depositor,  and the receipt of the
Opinion of  Counsel  referred  to in  Section 9.03(a)(1)  and to take such  other  action in connection therewith as may be reasonably requested by the Depositor.

(c)   By their  acceptance of the  Certificates,  the Holders  thereof hereby  authorize the
Depositor to prepare and the Trustee to adopt and sign a plan of complete liquidation.

                                          ARTICLE X

                                  MISCELLANEOUS PROVISIONS

SECTION 10.01     Amendment.

      This  Agreement may be amended from time to time by the Depositor,  the Servicer,  the
Back-Up  Servicer  (to the extent that it has not been  terminated  as provided  herein) the
Seller and the Trustee without the consent of any of the Certificateholders  (i) to cure any ambiguity or mistake,  (ii) to correct any defective  provision  herein or to supplement any provision herein which may be inconsistent with any other provision herein,  (iii) to add to the duties of the  Depositor,  the Seller,  the Back-Up  Servicer or the  Servicer,  (iv) in
connection with the appointment of a successor Servicer, to modify,  eliminate or add to any of the servicing or master servicing provisions  contained in this Agreement,  providing the
Rating Agencies  confirm the then current rating of the  Certificates  giving effect to such amendment,  (v) to add any other  provisions  with respect to matters or  questions  arising hereunder or (vi) to modify,  alter, amend, add to or rescind any of the terms or provisions contained in this Agreement;  and,  provided,  further,  that any action pursuant to clauses
(v) or (vi) above  shall not,  as  evidenced  by an  Opinion  of Counsel  (which  Opinion of
Counsel  shall not be an  expense  of the  Trustee  or the Trust  Fund,  but shall be at the expense of the party proposing such  amendment),  adversely  affect in any material  respect the interests of any Certificateholder;  provided,  however, that no such Opinion of Counsel shall be required if the Person  requesting the amendment  obtains a letter from each Rating
Agency stating that the amendment  would not result in the  downgrading or withdrawal of the respective  ratings then  assigned to the  Certificates.  The Trustee,  the  Depositor,  the
Seller,  the Back-Up  Servicer and the  Servicer  also may at any time and from time to time amend this Agreement without the consent of the  Certificateholders to modify,  eliminate or add  to any of  its  provisions  to  such  extent  as  shall  be  necessary  or  helpful  to
(i) maintain  the  qualification  of any  REMIC as a REMIC  under the  Code,  (ii) avoid  or minimize the risk of the  imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final  redemption of the  Certificates  or  (iii) comply with any other  requirements  of the Code;  provided,  that the Trustee has been provided an
Opinion of Counsel,  which opinion shall be an expense of the party  requesting such opinion but in any case  shall not be an expense of the  Trustee  or the Trust  Fund,  to the effect
that  such  action  is  necessary   or  helpful  to,  as   applicable,   (i) maintain   such
qualification,  (ii) avoid  or  minimize  the  risk  of  the  imposition  of  such  a tax or
(iii) comply with any such requirements of the Code.

      Except as provided in the immediately following paragraph,  this Agreement may also be amended from time to time by the Depositor,  the Servicer,  the Back-Up Servicer, the Seller
and the  Trustee  with the  consent of the  Holders of each Class of  Certificates  affected thereby  evidencing  66% of the  aggregate  Class  Principal  Balance  of such Class for the purpose of adding any  provisions  to or  changing in any manner or  eliminating  any of the provisions  of this  Agreement  or of  modifying  in any manner the rights of the Holders of
Certificates;  provided,  however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of,  payments  required to be distributed on any  Certificate without  the  consent  of the  Holder of such  Certificate,  or (ii)  reduce  the  aforesaid percentages  of  Certificates  the  Holders  of which are  required  to  consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

      Notwithstanding  any  contrary  provision  of this  Agreement,  the Trustee  shall not consent to any amendment to this  Agreement  unless it shall have first  received an Opinion of Counsel,  which  opinion  shall not be an expense of the  Trustee or the Trust Fund,  but shall be at the  expense of the party  requesting  such  amendment,  to the effect that such amendment  will  not  cause  the  imposition  of  any  federal  tax  on  any  REMIC  or  the
Certificateholders  or cause  any REMIC to fail to  qualify  as a REMIC at any time that any
Certificates are outstanding.

      Promptly after the execution of any amendment to this Agreement  requiring the consent of Certificateholders,  the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

      It  shall  not  be  necessary  for  the  consent  of  Certificateholders   under  this
Section 10.01  to approve the  particular  form of any proposed  amendment,  but it shall be sufficient  if such consent shall  approve the  substance  thereof.  The manner of obtaining
such  consents  and  of  evidencing   the   authorization   of  the  execution   thereof  by
Certificateholders  shall be subject  to such  reasonable  regulations  as the  Trustee  may prescribe.

      Nothing in this  Agreement  shall  require  the  Trustee  to enter  into an  amendment without  receiving  an  Opinion  of Counsel  (which  Opinion  shall not be an expense of the
Trustee  or the  Trust  Fund),  satisfactory  to the  Trustee  that  (i) such  amendment  is permitted and is not  prohibited by this  Agreement and that all  requirements  for amending this  Agreement  have  been  complied  with;  and (ii)  either  (A) the  amendment  does not adversely affect in any material respect the interests of any  Certificateholder  or (B) the conclusion set forth in the immediately  preceding  clause (A) is not required to be reached pursuant to this  Section 10.01.  The  Trustee  shall have no  obligation  to consent to any amendment that it reasonably  believes will  materially  and adversely  affect its rights or immunities under this Agreement.

SECTION 10.02     Recordation of Agreement; Counterparts.

      This Agreement is subject to recordation  in all  appropriate  public offices for real property records in all the counties or other  comparable  jurisdictions in which any or all of the  properties  subject to the  Mortgages  are  situated,  and in any other  appropriate public  recording  office or elsewhere,  such recordation to be effected by the Depositor at its expense,  but only upon direction by the Trustee  (acting at the direction of holders of
Certificates  evidencing a majority of the aggregate Class Principal Balance) accompanied by an Opinion of Counsel  (at the  Depositor's  expense)  to the effect  that such  recordation materially and beneficially affects the interests of the Certificateholders.

      For the purpose of  facilitating  the recordation of this Agreement as herein provided and for other  purposes,  this  Agreement  may be executed  simultaneously  in any number of counterparts,  each of  which  counterparts  shall be  deemed  to be an  original,  and such counterparts shall constitute but one and the same instrument.

SECTION 10.03     Governing Law.

      THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH AND GOVERNED BY THE SUBSTANTIVE
LAWS OF THE STATE OF NEW YORK  APPLICABLE  TO  AGREEMENTS  MADE AND TO BE  PERFORMED  IN THE
STATE OF NEW YORK AND THE  OBLIGATIONS,  RIGHTS AND  REMEDIES OF THE PARTIES  HERETO AND THE
CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 10.04     Intention of Parties.

      It is the express  intent of the parties hereto that the conveyance of the Trust Fund, including  the Mortgage  Loans,  by the Depositor to the Trustee be, and be construed as, an absolute  sale  thereof.  It is,  further,  not  the  intention  of the  parties  that  such conveyance  be deemed a pledge  thereof.  However,  in the event that,  notwithstanding  the intent of the parties,  such assets are held to be the property of the Depositor,  or if for any other reason this  Agreement  is held or deemed to create a security  interest in either such assets to secure payment or  performance  of an obligation,  then the Depositor for the benefit of the Certificateholders  shall, to the extent consistent with this Agreement, take such  actions  as may be  necessary  to  ensure  that the  Trustee  for the  benefit  of the
Certificateholders  shall have and shall continue to have a perfected  security  interest to secure  payment or  performance  of an obligation of first  priority  under  applicable  law throughout  the term of the  Agreement.  The Depositor  shall arrange for filing any Uniform
Commercial  Code financing  statements and  continuation  statements in connection with such security interest.

SECTION 10.05     Notices.

      The  Trustee  shall use its best  efforts to  promptly  provide  notice to each Rating
Agency  and the  Back-Up  Servicer  with  respect to each of the  following  of which it has actual knowledge:

1.    Any material change or amendment to this Agreement;

2.    The occurrence of any Event of Default that has not been cured;

3.    The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

4.    The repurchase or substitution of Mortgage Loans pursuant to Sections 2.02 and 2.03;
and

5.    The final payment to Certificateholders.

      In addition,  the Trustee shall promptly furnish to each Rating Agency and the Back-Up
Servicer copies of the following:

1.    Each report to Certificateholders described in Section 4.05 and 3.21;

2.    Each annual statement as to compliance described in Section 3.17;

3.    Each annual independent public accountants' servicing report described in
Section 3.18; and

4.    Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

      All directions,  demands and notices hereunder shall be in writing and shall be deemed
to  have  been  duly  given   when   delivered   to  (a) in  the  case  of  the   Depositor,
11 Madison Avenue,  4th Floor,  New York,  New York 10010,  Attention:  Kevin Steele (with a copy to Credit Suisse First Boston Mortgage Acceptance Corp.,  1 Madison Avenue,  9th Floor,
New York,  New York 10010, Attention:  Office of the General Counsel-RMBS),  (b) in the case of the  Trustee,  at the  Corporate  Trust  Office or such other  address as the Trustee may hereafter  furnish to the Depositor and the Servicer,  (c) in the case of each of the Rating
Agencies,  the address  specified  therefor in the definition  corresponding  to the name of such Rating Agency,  (d) in the case of the Credit Risk Manager,  1700 Lincoln Street, Suite
1600, Denver,  Colorado 80203,  Attention: General  Counsel,  (e) in the case of the Back-Up
Servicer,  Wells  Fargo  Bank,  N.A.,  9062 Old  Annapolis  Road,  MAC-N2702-011,  Columbia,
Maryland  21045-1951,  Attention: CSFB  2004-FRE1;  and  (f)  in the  case of the  Servicer,
Fremont Investment & Loan, 175 N.  Riverview Drive,  Anaheim,  California 92808,  Attention:
SVP -  Finance,  or such  other  address  as may be  hereafter  furnished  in writing by the
Servicer  to  the   Depositor,   the  Back-Up   Servicer   and  the   Trustee.   Notices  to
Certificateholders  shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

SECTION 10.06     Severability of Provisions.

      If any  one or  more  of the  covenants,  agreements,  provisions  or  terms  of  this
Agreement shall be for any reason whatsoever held invalid, then such covenants,  agreements, provisions  or terms shall be deemed  severable  from the remaining  covenants,  agreements, provisions  or  terms  of  this  Agreement  and  shall  in no way  affect  the  validity  or enforceability  of the other  provisions  of this  Agreement or of the  Certificates  or the rights of the Holders thereof.

SECTION 10.07     Assignment.

      Notwithstanding  anything  to the  contrary  contained  herein,  except as provided in
Sections 3.22,  6.02 and 6.04,  this  Agreement may not be assigned by the Servicer  without the prior written consent of the Trustee and Depositor.

SECTION 10.08     Limitation on Rights of Certificateholders.

      The death or incapacity of any  Certificateholder  shall not operate to terminate this
Agreement  or  the  trust  created  hereby,  nor  entitle  such  Certificateholder's   legal
representative  or heirs to claim an  accounting  or to take  any  action  or  commence  any proceeding  in any court for a  petition  or  winding  up of the trust  created  hereby,  or otherwise  affect the rights,  obligations  and  liabilities of the parties hereto or any of them.

      No  Certificateholder  shall have any right to vote (except as provided  herein) or in any manner  otherwise  control  the  operation  and  management  of the Trust  Fund,  or the obligations of the parties  hereto,  nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders  from time to time as partners or members of an association;  nor shall any  Certificateholder be under any  liability  to any third  party by reason of any  action  taken by the  parties  to this
Agreement pursuant to any provision hereof.

      No  Certificateholder  shall  have any right by virtue  or by  availing  itself of any provisions  of this  Agreement to institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this  Agreement,  unless such Holder  previously  shall have given to the  Trustee a written  notice of an Event of Default  and of the  continuance thereof,  as herein  provided,  and unless the Holders of  Certificates  evidencing not less than 25% of the Voting  Rights  evidenced by the  Certificates  shall also have made written request to the Trustee to  institute  such  action,  suit or  proceeding  in its own name as
Trustee hereunder and shall have offered to the Trustee such reasonable  indemnity as it may require against the costs,  expenses, and liabilities to be incurred therein or thereby, and the Trustee,  for 60 days after its receipt of such  notice,  request and offer of indemnity shall have neglected or refused to institute any such action,  suit or proceeding;  it being understood  and intended,  and being  expressly  covenanted by each  Certificateholder  with every other  Certificateholder  and the Trustee, that no one or more Holders of Certificates shall have any right in any manner  whatever by virtue or by availing  itself or  themselves of any  provisions  of this  Agreement  to affect,  disturb or  prejudice  the rights of the
Holders of any other of the  Certificates,  or to obtain or seek to obtain  priority over or preference to any other such Holder or to enforce any right under this Agreement,  except in the manner herein  provided and for the common  benefit of all  Certificateholders.  For the protection  and  enforcement  of the  provisions  of  this  Section 10.08,  each  and  every
Certificateholder  and the Trustee  shall be entitled to such relief as can be given  either at law or in equity.

SECTION 10.09     Certificates Nonassessable and Fully Paid.

      It is the intention of the Depositor that  Certificateholders  shall not be personally liable for obligations of the Trust Fund,  that the interests in the Trust Fund  represented by the  Certificates  shall  be  nonassessable  for any  reason  whatsoever,  and  that  the
Certificates,  upon due  authentication  thereof by the Trustee  pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 10.10     Protection of Assets.

(a)   Except  for  transactions   and  activities   entered  into  in  connection  with  the
securitization  that is the subject of this  agreement,  the trust created by this agreement is not authorized and has no power to:

(i)   borrow money or issue debt;

(ii)  merge with another entity, reorganize, liquidate or sell assets; or

(iii) engage in any business or activities.

(b)   Each party to this agreement  agrees that it will not file an  involuntary  bankruptcy petition  against the Trust Fund or initiate any other form of insolvency  proceeding  until after the Certificates have been paid.

SECTION 10.11     Non-Solicitation.

      From and after the date of this  Agreement,  each of the  Depositor,  the Seller,  the
Servicer  and the  Trustee  agrees  that it will not take any  action or permit or cause any action to be taken by any of its agents or affiliates,  or by any independent contractors on any such party's behalf, to personally,  by telephone,  by mail, or electronically by e-mail or through the internet or  otherwise,  solicit the  borrower or obligor  under any Mortgage
Loan to refinance the Mortgage  Loan, in whole or in part.  Notwithstanding  the  foregoing, it is understood and agreed that  promotions  undertaken by the Depositor,  the Seller,  the
Servicer or the Trustee or any affiliate of any such party that  originates  mortgage  loans in the normal  course of  business,  which are directed to the general  public at large,  or segments  thereof,  including,  without  limitation,  mass  mailings  based on  commercially acquired  mailing  lists or  newspaper,  internet,  company  website,  radio and  television advertisements shall not constitute  solicitation under this Section 10.11,  provided,  that no segment of the general public shall consist  primarily of the borrowers or obligors under the Mortgage  Loans.  None of the Depositor,  the Seller,  the Servicer or the Trustee shall permit the sale of the name of any Mortgagor or any list of names that consist  primarily of the Mortgages to any Person.

      IN WITNESS WHEREOF,  the Depositor,  the Trustee, the Seller, the Credit Risk Manager,
the Servicer and the Back-Up  Servicer  have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                              SECURITIES CORP.,
                              as Depositor

                        By:  /s/ John P. Graham
                              Name:  John P. Graham
                              Title:  Vice President

                        U.S. BANK NATIONAL ASSOCIATION,
                              not in its individual capacity but solely as Trustee

                        By:  /s/ S. Christopherson
                              Name:  S. Christopherson
                              Title:  Vice President

                        DLJ MORTGAGE CAPITAL, INC.,
                              as Seller

                        By:  /s/ Peter Sack
                              Name:  Peter Sack
                              Title:  Vice President

                        FREMONT INVESTMENT & LOAN,
                              as Servicer

                        By:  /s/ Jeff Crusinberry
                              Name:  Jeff Crusinberry
                              Title:  SVP

                        WELLS FARGO BANK, N.A.,
                              as Back-Up Servicer

                        By:  /s/ Peter J. Masterman
                              Name:  Peter J. Masterman
                              Title:  Vice President

                        THE MURRAYHILL COMPANY,
                              as Credit Risk Manager

                        By:  /s/ Margaret Sue Ellis
                              Name:  Margaret Sue Ellis
                              Title:  Chief Executive Office

STATE OF NEW YORK )
                        :  ss.:
COUNTY OF NEW YORK      )

      On this ___ day of August 2004, before me, personally  appeared John P. Graham,  known to me to be a Vice President of Credit Suisse First Boston Mortgage  Securities  Corp.,  one
of the  corporations  that  executed the within  instrument,  and also known to me to be the person who  executed  it on behalf of said  corporation,  and  acknowledged  to me that such corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________
                                          Notary Public
[NOTARIAL SEAL]

                           5

STATE OF NEW YORK         )
                          :  ss.:
COUNTY OF NEW YORK        )

      On the ___ day of August 2004, before me, personally  appeared Peter Sack, known to me to be a Vice President of DLJ Mortgage Capital,  Inc., one of the corporations that executed the within  instrument  and also known to me to be the person who  executed  it on behalf of said  corporation,  and  acknowledged  to me  that  such  corporation  executed  the  within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________
                                          Notary Public

[NOTARIAL SEAL]

STATE OF MINNESOTA      )
                        :  ss.:
COUNTY OF RAMSEY  )

      On the  ____ of  August  2004  before  me,  a Notary  Public  in and for  said  State, personally  appeared  __________________  known to me to be a Vice  President  of U.S.  Bank
National  Association,  the national banking association that executed the within instrument and also known to me to be the person who  executed  it on behalf of said  national  banking association,  and  acknowledged to me that such national  banking  association  executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________
                                          Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK )
                        :  ss.:
COUNTY OF QUEENS  )

      On the  ____ of  August  2004,  before  me,  a Notary  Public  in and for said  State, personally appeared  ______________________  known to me to be President and General Counsel of The Murrayhill  Company,  one of the parties that executed the within instrument and also known  to  me  to be  the  person  who  executed  it on  behalf  of  said  corporation,  and acknowledged to me that such corporation executed the within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    ___________________________
                                    Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND       )
                              :  ss.:
COUNTY OF                     )

      On the  ____ of  August  2004,  before  me,  a Notary  Public  in and for said  State,
personally     appeared     ______________________     known     to     me     to    be    a
______________________________  of Wells Fargo Bank,  N.A., one of the parties that executed the within  instrument  and also known to me to be the person who  executed  it on behalf of said  corporation,  and  acknowledged  to me  that  such  corporation  executed  the  within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    ___________________________
                                    Notary Public
[NOTARIAL SEAL]

STATE OF CALIFORNIA     )
                        :  ss.:
COUNTY OF               )

      On the 24th day of August  2004,  before  me, a Notary  Public in and for said  State,
personally    appeared    _____________________________,    known    to    me    to   be   a
_________________________  of Fremont  Investment & Loan.,  one of the parties that executed the within  instrument,  and also known to me to be the person who  executed it on behalf of said  corporation,  and  acknowledged  to me  that  such  corporation  executed  the  within instrument.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          ___________________________
                                          Notary Public
[NOTARIAL SEAL]